UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ImaRx Therapeutics, Inc.
(Name of Registrant as Specified in its Charter)

_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

ImaRx Therapeutics, Inc.
6860 Lexington Avenue
Los Angeles, California 90038

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 9, 2010

Dear ImaRx Stockholder:

You are cordially invited to attend a special meeting of stockholders of ImaRx Therapeutics, Inc., a Delaware corporation (the “Company”). The meeting will be held at the [*] on Friday, July 9, 2010, at [:] p.m., local time, for the following purposes:

1.	To approve the reincorporation of the Company in the State of Nevada.

2.
To consider and vote on any proposal to adjourn the special meeting to a later date or time, if necessary, to permit the further solicitation of proxies in the event that there are not sufficient votes at the time of the special meeting or adjournment or postponement thereof to approve the reincorporation.

3.	To consider and transact such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

The Company will transact no other business at the special meeting except such business as may properly be brought before the special meeting or any adjournment or postponement of the special meeting.

All members of our board of directors present at a duly called meeting unanimously approved the reincorporation and the transactions contemplated thereby, and determined that the reincorporation and the transactions contemplated thereby are advisable to and in the best interests of the Company and its stockholders. The Company’s board of directors recommends that you vote “FOR” the adoption of the reincorporation and “FOR” the approval of any adjournments of the special meeting, if necessary, for the purpose of soliciting additional proxies.

Only stockholders of record as of the close of business on June 16, 2010 are entitled to notice of and to vote at the special meeting or at any adjournment or postponement of the special meeting. All stockholders of record are cordially invited to attend the special meeting in person.

The approval of the reincorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. Accordingly, regardless of the number of shares that you own, your vote is important. Even if you plan to attend the special meeting in person, we request that you complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope to ensure that your shares will be represented at the special meeting if you are unable to attend. If you fail to attend the special meeting in person or by proxy, your shares will not be counted for purposes of determining whether a quorum is present at the meeting and it will have the same effect as a vote against the approval of the reincorporation, but will not affect the outcome of the vote regarding the proposal to adjourn the special meeting, if necessary, for the purpose of soliciting additional proxies.

You may revoke your proxy at any time prior to its exercise by delivering a properly executed, later-dated proxy, by filing a written revocation of your proxy with our Secretary at our address set forth above or by voting in person at the special meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING REPLY ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

By order of the Board of Directors,

/s/ Edward Sylvan
Edward Sylvan
Chief Executive Officer

Los Angeles, CA
June [21], 2010

Page
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS	[*]
General	[*]
Vote Required	[*]
Voting Procedures	[*]
Revocability of Proxies	[*]
PROPOSAL NO. 1 APPROVAL OF REINCORPORATION VIA MERGER IN NEVADA	[*]
Principal Features of the Merger	[*]
Purpose of the Reincorporation via Merger	[*]
Potential Disadvantages of Reincorporation	[*]
Comparative Rights of Stockholders of the Company and Sycamore Entertainment Group	[*]
Federal Income Tax Consequences of the Merger	[*]
Exchange of Certificates	[*]
Other Regulatory Requirements	[*]
Rule 144	[*]
Required Approvals	[*]
IMPORTANT INFORMATION CONCERNING IMARX	[*]
Description of Business	[*]
Description of Property	[*]
Legal Proceedings	[*]
Financial Statements	[*]
Management’s Discussion and Analysis of Financial Condition and Results of Operations	[*]
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	[*]
Quantitative and Qualitative Disclosures about Market Risk	[*]
Market Price of our Common Stock	[*]
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	[*]
Stockholder Proposals	[*]
Where you can Find More Information	[*]
[STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS]	[*]
OTHER BUSINESS	[*]
APPENDIX A – AGREEMENT AND PLAN OF MERGER	A-1
APPENDIX B – ARTICLES OF MERGER	B-1
APPENDIX C – ARTICLES OF INCORPORATION	C-1
APPENDIX D – BY-LAWS	D-1
APPENDIX E – CERTIFICATE OF MERGER	E-1
APPENDIX F – CURRENT REPORT ON FORM 8-K	F-1
APPENDIX G – QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIOD ENDED MARCH 31, 2010	G-1

i

IMARX THERAPEUTICS, INC.

PROXY STATEMENT

General

This proxy statement is first being mailed to stockholders on or about June 23, 2010 in connection with the solicitation of proxies by the Board of Directors to be used at a special meeting of stockholders of ImaRx Therapeutics, Inc., a Delaware corporation (the "Company"), to be held on Friday, July 9, 2010 at [*] at [*] (local time), and any adjournments thereof.

Accompanying this proxy statement is a Notice of Special Meeting of Stockholders and a form of Proxy for such meeting. All proxies which are properly filled in, signed and returned to the Company in time will be voted in accordance with the instructions thereon. Such proxies may be revoked by any stockholder prior to the exercise thereof and stockholders who are present at the meeting may withdraw their proxies and vote in person if they so desire. The Board of Directors has fixed the close of business on June 16, 2010 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the meeting or any adjournment thereof. If no selections are made, the proxies will be voted FOR approval of the reincorporation of the Company in Nevada.

The expense of preparing, assembling, printing and mailing the form of proxy and the material used in solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may utilize the services of some of its officers and regular employees (who will receive no additional compensation therefore) to solicit proxies personally, and by telephone and other communication mediums. The Company has requested banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies and may reimburse such persons for their services in doing so.

Vote Required

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the meeting.

As of the record date, the Company had 91,042,468 shares of its Common Stock issued and outstanding, the holders of which are entitled to one vote per share.

Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the meeting.

The affirmative vote of a majority of the outstanding shares held by the holders of Common Stock entitled to vote in person or by proxy at the meeting is required for approval of the reincorporation of the Company in Nevada.

An abstaining vote counts towards establishing a quorum, but its effect on the actual vote counts differs depending on the subject matter of the vote. A broker non-vote counts towards establishing a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner. In the proposal for the approval of the reincorporation of the Company in Nevada, abstentions and broker “non-votes” resulting from a broker’s inability to vote a client’s shares on non-discretionary matters will have the same effect as votes against the approval of the reincorporation in Nevada.

 Voting Procedures

 You may vote by granting a proxy or, for shares held through a broker, bank or other nominee, by submitting voting instructions to your broker, bank or other nominee. You can also vote in person at the special meeting. You can vote by the following methods:

1

 Proxies

If you hold shares in record name, you may submit your proxy by mail by signing and dating your proxy card and mailing it in the enclosed pre-addressed envelope. Proxy cards properly executed, duly returned to us and not revoked will be voted in accordance with the specifications made in the proxy card.

Voting Instruction Cards

 If you hold your shares through a broker, bank or other nominee, you should follow the directions provided by your broker, bank or other nominee regarding how to instruct your broker, bank or other nominee to vote your shares.

 In Person at the Special Meeting

 We will pass out written ballots to anyone who wants to vote at the special meeting. If your shares are held in “street name” and you wish to attend and vote at the special meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the special meeting.

 Revocability of Proxies

 You can change your vote at any time before proxies are voted at the special meeting. Proxies may be revoked by any of the following actions:

●	delivering a written notice to Edward Sylvan, our Chief Executive Officer, at 6860 Lexington Avenue, Los Angeles, California 90038, that you are revoking your proxy;
●	submitting new voting instructions using the methods described above; or
●	attending the special meeting and voting in person (although attendance at the special meeting will not, by itself, revoke a proxy).

If your shares are held in “street name” by your broker, bank or other nominee, you must submit new voting instructions to your broker, bank or other nominee, or obtain the proper documentation from your broker, bank or other nominee to vote your shares at the special meeting.

2

PROPOSALS TO BE VOTED ON

PROPOSAL 1

REINCORPORATION VIA MERGER IN NEVADA

To accomplish the proposed change in the Company's state of incorporation from Delaware to Nevada, the Board of Directors has unanimously adopted an Agreement and Plan of Merger (the “Merger Agreement”) between the Company and its newly formed, wholly-owned subsidiary, Sycamore Entertainment Group, Inc. ("Sycamore Entertainment Group"). Under the Merger Agreement, the Company, a Delaware corporation, will be merged with and into Sycamore Entertainment Group, a Nevada corporation, and every two (2) shares of the Company’s Common Stock, par value $.0001 per share, will automatically be converted into one (1) share of common stock, par value $.0001 per share, of Sycamore Entertainment Group (the "Merger"). No fractional shares of common stock of Sycamore Entertainment Group shall be issued.  If a stockholder is entitled to a fractional share of Sycamore Entertainment Group common stock, the number of shares of Sycamore Entertainment Group common stock to be issued to that stockholder will be rounded up to the nearest whole share of Sycamore common stock.  The number of additional shares to be issued as a result of fractional shares being rounded up is less than [.001]% of the total shares outstanding of the Company’s Common Stock. Upon completion of the Merger, the name of the surviving company will be " Sycamore Entertainment Group, Inc" and the situs of incorporation will be Nevada.

A copy of the Merger Agreement is attached as Appendix A to this Proxy Statement. A Copy of the Articles of Merger to be filed with the Nevada Secretary of State is attached as Appendix B to this Proxy Statement. Sycamore Entertainment Group was recently formed by the Company under Chapter 78 of the Nevada Revised Statutes (the "NRS") for the purpose of effecting the Merger. If the Merger is approved by the stockholders and the Merger is completed, the NRS and the Articles of Incorporation and By-laws of Sycamore Entertainment Group (the "Nevada Charter Documents") will govern the rights of stockholders in the surviving entity. A copy of the Articles of Incorporation of Sycamore Entertainment Group is attached as Appendix C to this Proxy Statement. A copy of the Bylaws of Sycamore Entertainment Group is attached as Appendix D to this Proxy Statement. See "Comparative Rights of Stockholders of the Company and Sycamore Entertainment Group."

Principal Features of the Merger

Upon the approval of the Merger by the Company's stockholders, the Company's Board of Directors will, as promptly as practicable, cause the Merger to be consummated on the Effective Date. Upon the consummation of the Merger, the separate existence of the Company will cease, and Sycamore Entertainment Group, to the extent permitted by law, will succeed to all business, properties, assets and liabilities of the Company. Every two (2) shares of Common Stock of the Company issued and outstanding immediately prior to the consummation of the merger will, by virtue of the Merger, be converted into one (1) share of common stock of Sycamore Entertainment Group. Upon the consummation of the Merger, stock certificates which immediately prior to the Merger represented Common Stock of the Company will be deemed for all purposes to represent shares of common stock of Sycamore Entertainment Group. Stockholders will not be required to exchange their existing stock certificates for stock certificates of Sycamore Entertainment Group. However, following the Effective Date of the Merger, if any stock certificates of the Company are submitted to Sycamore Entertainment Group or to its transfer agent for transfer, or if any stockholder so requests, a new stock certificate representing the applicable number of Sycamore Entertainment Group shares will be delivered to the transferee or holder of such shares. This exchange of securities will be exempt from the registration requirements of the Federal securities laws.

Approval of the Merger Agreement and consummation of the Merger will not result in any change in the business, management, assets or liabilities of the Company. The directors of Sycamore Entertainment Group following the Merger will be Donald J. Scotti, Joseph R. Takats, Edward Sylvan, Terry Sylvan and Michael Doban. On the Effective Date, the Sycamore Entertainment Group common stock will be eligible for trading on the Over-the-Counter Bulletin Board, where the Common Stock of the Company is currently traded.

Pursuant to the terms of the Merger Agreement, each option and warrant to purchase shares of Common Stock of the Company outstanding immediately prior to the Effective Date of the Merger will become an option or warrant to purchase half the number of shares of Sycamore Entertainment Group common stock, subject to the same terms and conditions as set forth in the agreement pursuant to which such option or warrant was granted.

If approved by the Company's stockholders, it is anticipated that the reincorporation by means of the Merger will be completed as soon as practicable after such vote. However, the Merger may be abandoned, and the Merger Agreement may be amended, either

3

before or after stockholder approval if circumstances arise which, in the opinion of the boards of directors, make such action advisable, although subsequent to stockholder approval none of the principal terms may be amended without further stockholder approval.

The Merger does not require the approval of any Federal or state regulatory agency.

Purpose of Reincorporation via Merger

Primarily, the Reincorporation of the Company from Delaware to Nevada would eliminate our obligation to pay the annual Delaware franchise tax which would result in significant savings to us over the long term. For tax year 2009, we only paid $3100.  In previous years when our net assets were greater we paid many times more than that.  As we grow we anticipate that our potential franchise fees owing in Delaware will increase significantly.  When we reincorporate in the State of Nevada, our current annual tax filing fee in the State of Nevada would be ain the hundreds of dollars rather than the thousands.

In addition, reincorporation in Nevada may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors. We believe that for the reasons described below, in general, Nevada law provides greater protection to our directors and the Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers in general of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Delaware law provides that every person becoming a director of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, a director can be personally sued in Delaware, even though the director has no other contacts with the state. Nevada law has no similar consent provisions and, accordingly, a plaintiff must show the minimum contacts generally required of the director in Nevada for a state to have jurisdiction over a non-resident director. Also, Nevada law allows a company and its officers and directors, if personally sued, to petition the court to order a plaintiff to post a bond to cover their costs of defense. This motion can be based upon lack of reasonable possibility that the complaint will benefit the Company or a lack of participation by the individual defendant in the conduct alleged.

Reincorporation in Nevada will also limit the personal liability of directors of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.  There is currently no known pending claim or litigation against any of the directors.  The directors have an interest in the Reincorporation to the extent that they will be entitled to such elimination of liability.

Operating the Company as a Nevada corporation will not interfere with, or differ substantially from, our present corporate activities. As a Nevada corporation, the Company will be governed by Nevada corporate law, while the Company is presently governed by Delaware law. Nevada law may constitute a comprehensive, flexible legal structure under which to operate. However, because of differences in the laws of these states, your rights as stockholders will change in several material respects as a result of the reincorporation. These matters are discussed in greater details immediately below.

The Reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications simply by virtue of being subject to Nevada law. For example, in responding to an unsolicited bidder, the Nevada Revised Statutes authorizes directors to consider not only the interests of shareholders, but also the interests of employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation. For a discussion of these and other differences between the laws of Delaware and Nevada, see “Comparative rights of Stockholders of the Company and Sycamore Entertainment Group” below.

4

Potential Disadvantages of Reincorporation

A potential disadvantage of reincorporating from Delaware to Nevada is that Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

Comparative Rights of Stockholders of the Company and Sycamore Entertainment Group

Upon consummation of the Merger, the outstanding shares of the Company's Common Stock will be converted into shares of Sycamore Entertainment Group common stock. Consequently, the Company's stockholders, whose rights as stockholders are currently governed by the DGCL and the Company's Certificate of Incorporation and By-laws (the "Delaware Charter Documents"), will become stockholders of Sycamore Entertainment Group whose rights will be governed by the NRS and Sycamore Entertainment Group’ Nevada Charter Documents. Copies of the Nevada Charter Documents which are proposed to be in effect upon the consummation of the Merger appear in this Proxy Statement as Appendices C and D. A copy of the certificate of merger to be filed with the Delaware Secretary of State appears in this Proxy Statement has Appendix E.

The approval of the Merger will result in Sycamore Entertainment Group having 715,000,000 shares of authorized common stock and 35,000,000 shares of authorized preferred stock.  The Delaware Charter Documents authorize 100,000,000 shares of Common Stock and 5,000,000 shares of preferred stock for the Company.

In most respects, the rights of holders of Sycamore Entertainment Group’ common stock will be similar to those of the Company. Certain aspects of the rights of holders of the Company's Common Stock and Sycamore Entertainment Group common stock are discussed below. The following summary does not purport to be a complete statement of the rights of stockholders under applicable Nevada law and the Nevada Charter Documents as compared to the DGCL and the Delaware Charter Documents and is qualified in its entirety by reference to the DGCL and the NRS.

Authorized Capital Stock. The Company's authorized capital stock currently consists of 100,000,000 shares of Common Stock, par value $.0001 per share, and 5,000,000 shares of preferred stock, par value $.0001 per share. Sycamore Entertainment Group' authorized capital stock consists of 715,000,000 shares of common stock, par value $.001 per share, and 35,000,000 shares of preferred stock, par value $.001 per share.

Charter. The DGCL and NRS law require the approval of the holders of a majority of all outstanding shares entitled to vote (with, in each case, each stockholder being entitled to one vote for each share so held) to approve a proposed amendment to a corporation's charter.

The Nevada Charter Documents do not impose any requirements for shareholder approval of amendments to the Articles of Incorporation of Sycamore Entertainment Group in excess of the approval of a majority of all outstanding shares entitled to vote.

Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's charter documents grant such power to its board of directors. In each state, the holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so to affect them adversely.

5

Amendment to Bylaws. Under the Delaware Charter Documents, the Board of Directors has the authority to adopt, repeal, alter, amend or rescind the bylaws of the Company, subject to the power of stockholders to adopt, repeal, amend or rescind the bylaws. Under the NRS the board of directors has the authority to adopt, repeal, alter, amend or rescind the bylaws of the corporation. The Sycamore Entertainment Group bylaws will provide that both the board of directors and the shareholders has the authority to adopt, repeal, alter, amend or rescind the bylaws of the corporation.

Stockholder Approval of Certain Business Combinations. Both the NRS and the DGCL provide certain protections to stockholders in connection with certain business combinations. These protections can be found in Sections 78.411 to 78.444 of the NRS and Section 203 of the DGCL.

Under Section 203 of the DGCL, certain "business combinations" with "interested stockholders" of the Company are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term "business combination" is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85 percent of the corporation's voting stock upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85 percent calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by two-thirds (66-2/3%) of the voting stock not owned by the interested stockholder.

Sections 78.411 to 78.444 of the NRS regulate combinations more stringently. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors, as opposed to Delaware's provision that allows interested stockholder combinations at the time of the transaction with stockholder approval. Finally, after the three-year period, combinations remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party or (ii) the interested stockholders satisfy certain fair value requirements.

Companies are entitled to opt-out of the business combination provisions of the DGCL and NRS. The Company has not opted out of the business combination provisions of Section 203 of the DGCL. The Articles of Incorporation of Sycamore Entertainment Group provides that it will opt-out of Sections 78.411 to 78.444 of the NRS and thus Sycamore Entertainment Group will not be governed by Sections 78.411 to 78.444 of the NRS based by a determination by the board of directors of Sycamore Entertainment Group that such regulation of business combinations is not in the best interests of shareholders to maximize the value of the shareholders' common stock.

Classified Board of Directors. The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this were done, the stockholders would elect only one class each year and each class would have a term of office of three years. The Delaware Charter Documents do not provide for a classified board of directors, and thus all directors are elected each year for one-year terms.

The NRS also permit corporations to classify boards of directors provided that at least one-fourth of the directors is elected annually. The Nevada Charter Documents of Sycamore Entertainment Group also do not provide for a classified board of directors, and thus all directors are elected each year for one-year terms.

Cumulative Voting. Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a

6

minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

The NRS permit cumulative voting in the election of directors as long as certain procedures are followed. Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation.

The Company's current Delaware Charter Documents do not provide for cumulative voting in the election of directors. Similarly, the Articles of Incorporation for Sycamore Entertainment Group do not provide for cumulative voting.

Vacancies. Under both the DGCL and the NRS, vacancies on the board of directors during the year shall be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed shall hold office for the remainder of the term of the director no longer on the board.

Removal of Directors. Under the DGCL, the holders of a majority of voting shares of each class entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is a classified board, in which case directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case if less than the entire board is to be removed no director may be removed without cause if the vote cast against his removal would be enough to elect him. Thus, under the DGCL, a director of a corporation that does not have a classified board or permit cumulative voting, such as the Company, may be removed, without cause, by the affirmative vote of a majority of the outstanding shares entitled to vote at an election of directors.

The NRS require at least two-thirds of the majority of voting shares or class entitled to vote at an election of directors to remove a director. Furthermore, the NRS do not make a distinction between removals for cause and removals without cause.

Actions by Written Consent of Stockholders. The DGCL and the NRS each provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. The Delaware Charter Documents prohibit the taking of action by written consent of the stockholders. The Nevada Charter Documents will permit the taking of action by written consent of the stockholders.

Stockholder Vote for Mergers and Other Corporate Transactions. Unless the certificate or articles of incorporation specifies a higher percentage, both jurisdictions require authorization by a majority of outstanding shares entitled to vote, as well as approval by the board of directors with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Neither the NRS nor the DGCL requires approval by the stockholders of a surviving corporation in a merger or consolidation as long as the surviving corporation issues no more than 20% of its voting stock in the transaction.

The Company's Certificate of Incorporation does not require a higher percentage to vote to approve certain corporate transactions. Sycamore Entertainment Group's Articles of Corporation will not specify a higher percentage.

Stockholders' Dissenter's Rights to Appraisal. In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair value of the stockholder's shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a corporation in a merger or consolidation, provided that no appraisal rights are available for the shares of any class or series of stock which, at the record date for the meeting held to approve such transaction, were either (i) listed on a national security exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. (the “NASD”) or (ii) held of record by more than 2,000 stockholders. The DGCL does not provide stockholders with voting or appraisal rights when a corporation acquires another business through the issuance of its stock in exchange for assets or stock or in a merger with a subsidiary. Even if the shares of any class or series of stock meet the requirements of clause (i) or (ii) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except: (i) shares of stock of the corporation surviving or resulting from such merger or consolidation; (ii) shares of stock of any other corporation which at the effective date of the merger or consolidation is either listed on a national securities exchange, or designated as a national market

7

system security on an interdealer quotation system by the NASD or held of record by more than 2,000 stockholders; (iii) cash in lieu of fractional shares; or (iv) any combination of the foregoing.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for the fair value of his shares in the event of consummation of, a plan of merger or plan of exchange in which the corporation is a party and any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. As with the DGCL, the NRS provide an exception to dissenter's rights. Holders (i) of securities listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD or (ii) of securities held by 2,000 stockholders of record are generally not entitled to dissenter's rights. The Nevada Charter Documents do not provide for any dissenter’s rights in addition to those provided by the NRS.

Because the Company’s Common Stock is currently listed on the Over-the-Counter Bulletin Board, appraisal rights will not be available under the DCGL to the Company’s stockholders in connection with the Merger with Sycamore Entertainment Group.

Stockholder Inspection Rights. The DGCL grants any stockholder the right to inspect and to copy for any proper purpose the corporation's stock ledger, a list of its stockholders and its other records. A proper purpose is one reasonably related to such person's interest as a stockholder. Directors also have the right to examine the corporation's stock ledger, a list of its stockholders and its other records for a purpose reasonably related to their positions as directors.

The NRS provide that any person who has been a stockholder of record of a corporation for at least six months immediately preceding his demand, or any person who owns or has been authorized by the holders of at least 5% of all of its outstanding shares, is entitled to inspect and copy the stock ledger. Furthermore, any person who has been a stockholder of record of any corporation for at least six months or owns or has been authorized by the holders of at least 5% of all of its outstanding shares, is entitled to inspect and copy the books of account and financial records of a corporation and conduct an audit of such records.

Dividends and Distributions. The NRS prohibit distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business; or (ii) render the corporation's total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

The DGCL permits a corporation to pay dividends out of either (i) surplus or (ii) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, except when the capital is diminished to an amount less than the aggregate amount of the capital represented by issued and outstanding stock having a preference on the distribution of assets. The DCGL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital.

To date, neither the Company nor Sycamore Entertainment Group has paid dividends on its common stock. The payment of dividends, if any, is within the discretion of the board of directors of Sycamore Entertainment Group and will depend upon Sycamore Entertainment Group' earnings, its capital requirements and financial condition, and other relevant factors. The board of directors of Sycamore Entertainment Group does not intend to declare any dividends in the foreseeable future, but instead intends to retain all earnings, if any, for use in Sycamore Entertainment Group's business operations.

Limitation of Liability and Indemnification Matters. The NRS and the DGCL each permit corporations to adopt provisions in their charter documents that eliminate or limit the personal liability of directors to the corporation or their stockholders for monetary damages for breach of a director's fiduciary duty, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify directors, officers, employees and agents for attorney's fees and other expenses, judgments and amounts paid in settlement. The person seeking indemnity may recover as long as he acted in good faith and believed his actions were either in the best interests of or not opposed to the best interests of the corporation. Similarly, the person seeking indemnification must not have had any reason to believe his conduct was unlawful.

In derivative suits, a corporation in either jurisdiction may indemnify its agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders. The DGCL does not permit corporations to indemnify parties for amounts paid in derivative actions if they were adjudged liable to the corporation without court approval.

8

No corporation may indemnify a party unless it makes a determination that indemnification is proper. Under the DGCL, the corporation through its stockholders, directors or independent legal counsel will determine that the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the NRS, the corporation through its stockholders, directors or independent counsel must only determine that the indemnification is proper.

The DGCL provides that a corporation may advance attorney's fees to a director, officer or employee upon receipt of an undertaking to repay the corporation if the person seeking the advance is ultimately found not to be entitled to indemnification. The NRS do not require employees to give the undertaking. Both jurisdictions preclude liability limitation for acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds.

The NRS do not expressly preclude a corporation from limiting liability for a director's breach of the duty of loyalty or preclude a corporation from limiting liability for any transaction from which a director derives an improper personal benefit.

Federal Income Tax Consequences of the Merger

The following is a summary discussion of certain Federal income tax consequences of the Merger to stockholders who receive Sycamore Entertainment Group common stock in exchange for their Common Stock of the Company. The discussion does not address all the Federal income tax consequences of the Merger and, in particular, does not address the Federal income tax consequences that may be relevant to particular stockholders, such as dealers in securities, holders of stock options or those stockholders who acquired their shares upon the "exercise" of stock options.

The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the Federal income tax consequences of the Merger under the Internal Revenue Code of 1986, as amended (the “Code”). The Company is of the opinion, however, that: (a) the Merger will constitute a tax-free reorganization under section 368(a) of the Code; (b) no gain or loss will be recognized by holders of the Company's Common Stock upon receipt of Sycamore Entertainment Group common stock pursuant to the Merger; (c) the aggregate tax basis of Sycamore Entertainment Group common stock received by each stockholder will be the same as the aggregate tax basis of the Common Stock of the Company held by such stockholder immediately prior to the Merger; and (d) the holding period of Sycamore Entertainment Group common stock received by each stockholder will include the period during which such stockholder held the Company’s Common Stock surrendered in exchange therefor, provided that such Company Common Stock was held by such stockholder as a capital asset at the time of the Merger.

Although the Company is of the opinion that the Federal income tax consequences to the Merger will be as described above, such opinion is not binding upon the IRS nor does it preclude the IRS from taking a contrary position. There can be no assurance that the Federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be decided favorably to the stockholders of the parties to the Merger.

A successful IRS challenge to the tax-free status of the Merger would result in a stockholder recognizing gain or loss with respect to each share of the Company Common Stock surrendered equal to the difference between that stockholder's basis in such share and the fair market value, as of the time of the Merger, of Sycamore Entertainment Group common stock received in exchange therefor. In such event, a stockholder's aggregate basis in the shares of Sycamore Entertainment Group common stock received in the exchange would equal such fair market value, and such stockholder's holding period for such shares would not include the period during which such stockholder held the Company Common Stock.

No information is provided herein with respect to the tax consequences, if any, under applicable state, local or foreign tax laws. In addition, the Federal income tax discussion set forth above is for general information only. Because the stockholders' tax circumstances may differ, stockholders are urged to consult their own tax advisors with respect to these and other tax consequences of the reincorporation.

ANY TAX ADVICE OR INFORMATION IN THIS WRITTEN OR ELECTRONIC COMMUNICATION (INCLUDING ATTACHMENTS) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY A CLIENT, TAXPAYER OR ANY OTHER PERSON OR ENTITY FOR THE PURPOSE OF (i) AVOIDING PENALTIES THAT MAY BE IMPOSED ON ANY TAXPAYER BY ANY GOVERNMENTAL TAXING AUTHORITY OR AGENCY OR (ii) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TAX-RELATED MATTERS ADDRESSED HEREIN.

9

Exchange of Certificates

Upon the Merger becoming effective, every two (2) outstanding shares of Company Common Stock will be converted into one fully paid and non-assessable share of Sycamore Entertainment Group common stock. No fractional shares of common stock of Sycamore Entertainment Group shall be issued.  If a stockholder is entitled to a fractional share of Sycamore Entertainment Group common stock, the number of shares of Sycamore Entertainment Group common stock to be issued to that stockholder will be rounded up to the nearest whole share of Sycamore common stock. Stockholders are requested, but are not required, to exchange their current share certificates for shares of Sycamore Entertainment Group. Stockholders who desire to exchange their shares may do so following consummation of the merger by surrendering them to the Company's transfer agent, Registrar and Transfer Company, with its principal offices in New Jersey, who will issue new certificates for shares of Sycamore Entertainment Group common stock upon receipt of old share certificates. Delivery of stock certificates issued by the Company prior to the effectiveness of the Merger will constitute "good delivery" of shares in transactions subsequent to the Merger. Certificates of Sycamore Entertainment Group will be issued with respect to transfers consummated after the effectiveness of the Merger.

Other Regulatory Requirements

Except as set forth above, no Federal or state regulatory requirements must be complied with nor must approvals be obtained in connection with the Merger, except under Federal securities laws applicable to proxy solicitations.

Rule 144

Under Rule 144 under the Securities Act of 1933, as amended, the holding period for Sycamore Entertainment Group common stock received in exchange for Company Common Stock will include the period during which Company Common Stock was held.

Required Approvals

The affirmative vote of holders of a majority of the outstanding shares of Company Common Stock entitled to vote at the special meeting of stockholders is required for approval of the Merger.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE REINCORPORATION VIA MERGER IN NEVADA.

IMPORTANT INFORMATION CONCERNING IMARX

Description of Business

For a description of our business, see the Current Report on Form 8-K filed with the Securites and Exchange Commission on May 21, 2010 (the “Form 8-K”), which is attached as Appendix F to this proxy statement, and the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010 (the “Form 10-Q”) attached as Appendix G to this proxy statement. The Form 8-K and the Form 10-Q, which are attached to this proxy statement as appendixes, do not include the exhibits originally filed with such reports.

 Description of Property

 For a description of our properties, see the Form 8-K, which is attached as Appendix F to this proxy statement, and the Form 10-Q, which is attached as Appendix G to this proxy statement.

 Legal Proceedings

For a description of our legal proceedings, see the Form 8-K, which is attached as Appendix F to this proxy statement, and the Form 10-Q, which is attached as Appendix G to this proxy statement.

 Financial Statements

Our financial statements are included in the Form 8-K, which is attached as Appendix F to this proxy statement, and in the Form 10-Q, which is attached as Appendix G to this proxy statement.

10

Management’s Discussion and Analysis of Financial Condition and Results of Operations

 Management’s discussion and analysis of financial condition and results of operations is included in the Form 8-K, which is attached as Appendix F to this proxy statement, and in the Form 10-Q, which is attached as Appendix G to this proxy statement.

 Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

 There were no changes in or disagreements with accountants on matters of accounting principles or practices or financial disclosures for the periods covered by the Form 8-K, which is attached as Appendix F to this proxy statement, and in the Form 10-Q, which is attached as Appendix G to this proxy statement.

 Market Price of our Common Stock

Our common stock is currently quoted on the Over the Counter Bulletin Board under the symbol “IMRX.OB”. From July 2007 to October 2008, our common stock was traded on the NASDAQ Capital Market under the symbol “IMRX”. Prior to that time, there was no public market for our common stock. The following table sets forth, for the periods indicated, the quarterly high and low sales prices per share of our common stock as reported by NASDAQ through October 22, 2008 and the Over the Counter Bulletin Board after October 22, 2008.

	High	Low
2010
First Quarter	$0.051	$0.008
2009
Fourth Quarter	$0.03	$0.006
Third Quarter	$0.04	$0.012
Second Quarter	$0.03	$0.01
First Quarter	$0.035	$0.01
2008
Fourth Quarter	$0.10	$0.04
Third Quarter	$0.33	$0.04
Second Quarter	$0.84	$0.16
First Quarter	$2.17	$0.36
2007
Fourth Quarter	$3.45	$1.51
Third Quarter (beginning July 26, 2007)	$4.90	$3.25

At June 5, 2010, there were approximately 313 stockholders of record. We expect that at the effective time of the reincorporation in Nevada, there will be approximately 329 stockholders of record.

We have never declared or paid cash dividends on capital stock. We intend to retain any future earnings to finance growth and development and therefore do not anticipate paying cash dividends in the foreseeable future.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of (or options and warrants exercisable within 60 days of) May 30, 2010, by: (a) all those known by us to be beneficial owners of more than five percent of our common stock; (b) each current director; (c) each of the named executive officers; and (d) all of our executive officers and directors as a group. This table lists applicable percentage ownership based on 91,042,468 shares of common stock outstanding as of May 30, 2010.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security, and includes shares underlying options and warrants that are currently exercisable or exercisable within 60 days after the measurement date. This table is based on information supplied by officers, directors and principal stockholders. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below, based on the

11

information each of them has given to us or that is otherwise publicly available, have sole investment and voting power with respect to their shares, except where community property laws may apply.

Options and warrants to purchase shares of our common stock that are exercisable within 60 days after May 30, 2010 are deemed to be beneficially owned by the persons holding these options and warrants and outstanding for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage.

Except as otherwise indicated, the address of the security and stockholders listed below is 6860 Lexington Avenue, Los Angeles, CA 90038.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned
Edward Sylvan, CEO and Director	48,419,808	53%
Terry Sylvan, Vice President, Corporate Communications and Director	14,767,765	16%
Joseph Takats, Director, Senior Executive Vice President (1)	2,307,463	2.5%
Donald Scotti, Director, President (2)	2,307,463	2.5%
Michael Doban, Chief Operating Officer and Director	922,985	1.0%
All directors and executive officers as a group (5 persons)(3)	68,725,484	75.50%

(1)   Includes 2,307,463 shares of common stock held by JRT Productions, Inc. Mr. Takats is the sole stockholder of JRT Productions and as such has sole voting, dispositive and investment control over such securities.  Does not include 25,542,784 shares of common stock to be issued to JRT Productions following approval of the reincorporation of the Company in Nevada resulting among other things in an increase in authorized number of shares of common stock available for issuance by the Company.

(2)   Includes 2,307,463 shares of common stock held by Red Cat Productions, Inc. Mr. Scotti is the sole stockholder of Red Cat Productions and as such has sole voting, dispositive and investment control over such securities. Does not include 25,542,784 shares of common stock to be issued to Red Cat Productions following approval of the reincorporation of the Company in Nevada resulting among other things in an increase in authorized number of shares of common stock available for issuance by the Company.

(3)   Includes shares described in footnotes (1) – (2)

Stockholder Proposals

If we do hold an annual meeting of stockholders, because the date of such meeting would be changed by more than 30 days from our 2008 annual meeting, proposals intended to be presented at that meeting would be required to be received by us at our corporate headquarters, located at 6860 Lexington Avenue, Los Angeles, California 90038, within a reasonable time before we begin to print and send our proxy materials to be eligible for inclusion in our proxy statement and form of proxy for that meeting. To be considered for presentation at our next annual meeting of stockholders, if held, but not for inclusion in our proxy statement and form of proxy for that meeting, under our bylaws no business may be brought before an Annual Meeting of Stockholders unless it is specified in the notice of the Annual Meeting of Stockholders or is otherwise brought before the Annual Meeting of Stockholders by or at the direction of our Board of Directors or by a stockholder entitled to vote who has delivered written notice to our Corporate Secretary (containing certain information specified in our bylaws about the stockholder and the proposed action) not later than 10 days following the day on which public announcement of the date of such meeting is first made by us. In addition, any stockholder who wishes to submit a nomination to our Board of Directors must deliver written notice of the nomination within this time period and comply with the information requirements in our bylaws relating to stockholder nominations. These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

Where You Can Find More Information

We are subject to the reporting requirements of the Securities Exchange Act of 1934 and we file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy the reports, proxy statements and other information that we file at the SEC’s Public Reference Room at 100 F Street NE, Washington, D.C. 20549 at prescribed rates.

12

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Our filings are also available free of charge at the SEC’s website at http://www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to Be Held on July 9, 2009.

The proxy materials are also available at www.imarx.com/ImaRx/investor 4_0.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

You should rely only on the information contained in this proxy statement. No one has been authorized to provide you with information that is different from what is contained in this proxy statement. The date of this proxy statement is June [21], 2010. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date. The mailing of this proxy statement will not create any implication to the contrary.

[STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

We are sending only one copy of our proxy statement to stockholders who share the same last name and address unless they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and processing costs as well as natural resources.

If you received a household mailing this year and you would like to have additional copies of our proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to our Secretary by calling (323) 790-1717. We will promptly send you additional copies of the proxy statement upon receipt of such request. You may also contact us if you received multiple copies of the special meeting materials and would prefer to receive a single copy in the future.

Unfortunately, householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse have two accounts containing the Company’s Common Stock at two different brokerage firms, your household will receive two copies of our special meeting materials—one from each brokerage firm.]

OTHER BUSINESS

 Our Board of Directors does not presently intend to bring any other business before the special meeting, and, so far as is known to our Board of Directors, no matters are to be brought before the special meeting except as specified in the Notice of the Special Meeting. As to any business that may properly come before the special meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By order of the Board of Directors,

/s/ Edward Sylvan
Edward Sylvan
Chief Executive Officer

Los Angeles, CA
June [21], 2010

IMPORTANT

 Whether or not you plan to attend the special meeting, please vote as promptly as possible. If a quorum is not reached, we will have the added expense of re-issuing these proxy materials. If you attend the special meeting and so desire, you may withdraw your proxy and vote in person.

 Thank you for acting promptly.

13

APPENDIX A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (hereinafter called the "Merger Agreement") is made as of June 4, 2010, by and between IMARX THERAPEUTICS, INC., a Delaware corporation ("IMARX-Delaware"), and SYCAMORE ENTERTAINMENT GROUP, INC., a Nevada corporation ("SE-Nevada").  IMARX-Delaware and SE-Nevada are sometimes referred to as the "Constituent Corporations."

A.           The authorized capital stock of IMARX-Delaware consists of one hundred million (100,000,000) shares of Common Stock, par value $.0001 per share, and five million (5,000,000) shares of Preferred Stock, par value $.0001 per share.  The authorized capital stock of SE-Nevada consists of seven hundred Fifteen million (715,000,000) shares of Common Stock, par value $.001 per share, and thirty-five  million (35,000,000) shares of Preferred Stock, par value $.001 per share.

B.           The directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that IMARX-Delaware merge into SE-Nevada upon the terms and conditions herein provided.

NOW, THEREFORE, for one dollar and other good and valuable consideration mutually exchanged, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that IMARX-Delaware shall merge into SE-Nevada on the following terms, conditions and other provisions:

1.  TERMS AND CONDITIONS.

1.1 Merger.  IMARX-Delaware shall be merged with and into SE-Nevada (the "Merger"), and SE-Nevada shall be the surviving corporation (the "Surviving Corporation") effective upon the date when this Merger Agreement is filed with the Nevada Secretary of State (the "Effective Date").

1.2 Succession.  On the Effective Date, SE-Nevada shall continue its corporate existence under the laws of the State of Nevada, and the separate existence and corporate organization of IMARX-Delaware, except insofar as it may be continued by operation of law, shall be terminated and cease.

1.3 Transfer of Assets and Liabilities.  On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges,  powers and franchises, and all and every other

1

interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided,  however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

1.4 Common Stock of IMARX-Delaware and SE-Nevada .  On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, (i) every two shares of Common Stock of IMARX-Delaware issued and outstanding immediately prior thereto shall be converted into one share of fully paid and nonassessable Common Stock of SE-Nevada and (ii) each share of Common Stock of SE-Nevada issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares. No fractional shares of Common Stock of SE-Nevada shall be issued pursuant to the Merger.  If a shareholder is entitled to a fractional share of Common Stock of SE-Nevada, the number of shares of Common Stock of SE-Nevada to be issued to that shareholder will be rounded up to the nearest whole share of Common Stock of SE-Nevada.

1.5 Stock Certificates.  On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock of IMARX-Delaware shall be deemed for all purposes to evidence ownership of and to represent the shares of SE-Nevada into which such shares of IMARX-Delaware represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents.  The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of SE-Nevada evidenced by such outstanding certificate as above provided.

1.6 Options.  On the Effective Date, the Surviving Corporation will assume and continue IMARX-Delaware's stock awards plans, if any, and the outstanding and unexercised portions of all options and warrants to purchase Common Stock of IMARX-Delaware, including without limitation all options outstanding under such stock plan and any other outstanding options and warrants, shall be converted into options and warrants of SE-Nevada, such that an option or warrant for shares of IMARX-Delaware shall be converted into an option or warrant, as the case may be, for shares of SE-Nevada at a ratio of 2-to-1, with fractional shares being rounded up to the nearest whole share of Common Stock of SE-Nevada.  No other changes in the terms and conditions of such options will occur.  Effective on the Effective Date, SE-Nevada hereby assumes the outstanding and unexercised portions of such options and warrants and the obligations of IMARX-Delaware with respect thereto.

2

2.  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 Certificate of Incorporation and Bylaws.  The Certificate of Incorporation and Bylaws of SE-Nevada in effect on the Effective Date shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

2.2 Directors.  The directors of IMARX-Delaware immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

2.3 Officers.  The officers of IMARX-Delaware immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

3.  MISCELLANEOUS.

3.1 Further Assurances.  From time to time, and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of IMARX-Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property,  interests,  assets, rights, privileges, immunities, powers, franchises and authority of IMARX-Delaware and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of IMARX-Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

3.2 Amendment.  At any time before or after approval by the shareholders of IMARX-Delaware, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by a majority of the shareholders of IMARX-Delaware, the principal terms may not be amended without the further approval of the shareholders of IMARX-Delaware) as may be determined in the judgment of the respective Board of Directors of SE-Nevada and IMARX-Delaware to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

3.3 Conditions to Merger.  The obligations of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

(a) the Merger shall have been approved by the shareholders of IMARX-Delaware in accordance with applicable provisions of the General Corporation Law of the State of Delaware; and

3

(b) IMARX-Delaware, as sole stockholder of SE-Nevada, shall have approved the Merger in accordance with the Nevada Revised Statutes; and

(c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of IMARX-Delaware to be material to consummation of the Merger shall have been obtained.

3.4 Abandonment or Deferral.  At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either IMARX-Delaware or SE-Nevada or both, notwithstanding the approval of this Merger Agreement by the shareholders of IMARX-Delaware or SE-Nevada, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of IMARX-Delaware and SE-Nevada, such action would be in the best interest of such corporations.  In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that IMARX-Delaware shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

3.5 Counterparts.  In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of IMARX-Delaware and SE-Nevada, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

IMARX THERAPEUTICS, INC. (a Delaware corporation)		SYCAMORE ENTERTAINMENT GROUP, INC. (a Nevada corporation)

By:		By:
	Edward Sylvan, CEO		Edward Sylvan, CEO

4

APPENDIX B

ROSS MILLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger (Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more and attach an 81/2" x 11'' blank sheet containing the than four merging entities, check box ☐ and attach an 81/2" x 11'' blank sheet containing the than four merging entities, check box required information for each additional entity.

IMARX THERAPEUTICS, INC.
Name of merging entity

DELAWARE	CORPORATION
Jurisdiction	Entity Type

Name of merging entity

Jurisdiction	Entity Type

Name of merging entity

Jurisdiction	Entity Type

and,

SYCAMORE ENTERTAINMENT GROUP, INC.
Name of surviving entity

NEVADA	CORPORATION
Jurisdiction	Entity Type

* Corporation, non-profit corporation, limited partnership, limited-liability Company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

1

ROSS MILLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 2

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:
C/O

3) (Choose one)
☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).
☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11'' blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

And or,

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

2

ROSS MILLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 3

(b) The plan was approved by the required consent of the owners of *:

IMARX THERAPEUTICS, INC.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

SYCAMORE ENTERTAINMENT GROUP, INC.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

3

ROSS MILLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 4

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

And or,

Name of surviving entity, if applicable

4

ROSS MILLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 5

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

☐ a) The entire plan of merger is attached;

or
☒
(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)**:

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them ''Restated'' or ''Amended and Restated,'' accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

5

ROSS MILLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 6

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(if there are more than four merging entities, check box ☐ and attach an 8 1/2'' x 11" blank sheet containing the required information for each additional entity.):

IMARX THERAPEUTICS, INC.
Name of merging entity

X
Signature	Title	Date

Name of merging entity

X	X

Signature	Signature
Title	Title
Date	Date

Name of merging entity	Name of merging entity

SYCAMORE ENTERTAINMENT GROUP, INC.
Name of surviving entity

X	* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230).
Signature	Additional signature blocks may be added to this page or as an attachment, as needed.
Title
Date

6

APPENDIX C

ARTICLES OF INCORPORATION
OF
SYCAMORE ENTERTAINMENT GROUP, INC.

ARTICLE I.
CORPORATE NAME

The name of the corporation (which is hereinafter referred to as the “Corporation”) is Sycamore Entertainment Group, Inc.

ARTICLE II.
REGISTERED OFFICE AND AGENT

The address of the Corporation’s registered office in the State of Nevada is ____________, ______________ Nevada _______. The name of its registered agent at such address is ______________________.

ARTICLE III.
CORPORATE PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes.

ARTICLE IV.
AUTHORIZED SHARES

The total number of shares of capital stock that the Corporation shall have the authority to issue is Seven Hundred Fifty million (750,000,000) shares consisting of Seven Hundred Fifteen million (715,000,000) shares of common stock with a par value of $0.001 per share and Thirty-Five million (35,000,000) shares of preferred stock having a stated value of $0.001 per share.

The Board of Directors is expressly authorized, subject to any limitations prescribed by law and the provisions of this Article IV, to provide for the issuance of the shares of preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

A. the number of shares constituting that series and the distinctive designation of that series;

B. the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

1

C. whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

D. whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

E. whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

F. whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

G. the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

H. any other relative rights, preferences and limitations of that series.

ARTICLE V.
BOARD OF DIRECTORS

A. (i) The Board of Directors of the Corporation shall initially consist of five (5) members and thereafter shall consist of the number of directors that, from time to time, shall be fixed by, or in the manner provided in the Bylaws of the Corporation. The names and addresses of the individuals who are to serve as the initial Board of Directors of the Corporation until the first annual meeting of the stockholders, or until their successors are duly elected and qualified are as follows:

NAME	ADDRESS

Michael Doban	6860 Lexington Avenue, Suite 120
Los Angeles, CA 90038

Donald Scotti	6860 Lexington Avenue, Suite 120
Los Angeles, CA 90038

Edward Sylvan	6860 Lexington Avenue, Suite 120 Los Angeles, CA 90038

Terry Sylvan	6860 Lexington Avenue, Suite 120
Los Angeles, CA 90038

Joseph Takats	6860 Lexington Avenue, Suite 120
Los Angeles, CA 90038

2

(ii) Elections of directors need not be done by written ballot unless the Bylaws of the Corporation shall otherwise provide.

B. The Board of Directors is exclusively authorized to adopt, alter, amend or repeal the Bylaws of the Corporation.

C.  In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the Nevada Revised Statutes, these Articles of Incorporation, and any Bylaws.

ARTICLE VI.
DIRECTOR AND OFFICER LIABILITY

To the fullesst extent permitted by law, a director or officer is not individually liable to the Corporation, its stockholders or its creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (a) his act or refusal to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law. In the event that Nevada law is amended to authorize the further elimination or limitation of liability of directors or officers, then this Article VI shall also be deemed amended to provide for the elimination or limitation of liability to the fullest extent permitted by Nevada law, as so amended.

ARTICLE VII.
INDEMNIFICATION OF DIRECTORS AND OFFICERS

A.  Right to Indemnification:

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, or trustee of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the Nevada General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith; provided, however, that, except as provided in Section C. of this Article with respect to proceedings to enforce rights to indemnification or as otherwise required by law, the Corporation shall not be required to indemnify or advance expenses to any such Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee unless such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

3

B.  Right to Advancement of Expenses:

In addition to the right to indemnification conferred in Section A of this Article, an Indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Nevada General Corporation Law requires, an advancement of expenses incurred by an Indemnitee in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Section B or otherwise.

C.  Right of Indemnitees to Bring Suit:

If a claim under Section A or B of this Article is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expenses of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the Nevada General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Nevada General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its shareholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article or otherwise shall be on the Corporation.

4

D.  Non-Exclusivity of Rights:

The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Articles of Incorporation as amended from time to time, these Bylaws, any agreement, any vote of shareholders or disinterested directors or otherwise.

E.  Insurance:

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Nevada General Corporation Law.

F.  Indemnification of Employees and Agents of the Corporation:

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

G.  Nature of Rights:

The rights conferred upon Indemnitees in this Article shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VII that adversely affects any right of an Indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to any such amendment, alteration or repeal.

ARTICLE VIII.
AMENDMENT

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute and by these Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE IX.
ELECTION REGARDING CERTAIN TRANSACTIONS

The Corporation shall not be subject to the provisions of Nevada Revised Statutes Sections 78.378 to 78.3793, inclusive (Acquisition of Controlling Interest) or Nevada Revised Statutes Sections 78.411 through 78.444, inclusive (Combinations with Interested Stockholders).

5

ARTICLE X.
INCORPORATOR

The name and mailing address of the incorporator is ______________. The powers of the incorporator shall terminate upon the filing of these Articles of Incorporation with the Nevada Secretary of State.

The undersigned, being the incorporator named above, for the purpose of forming a corporation pursuant to the Nevada Revised Statutes, does make this certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly has hereunto set his hand this          day of June, 2010.

___________________________________________
__________________, Incorporator

6

APPENDIX D

BY-LAWS
OF
SYCAMORE ENTERTAINMENT GROUP, INC.

(Adopted July ____, 2010)

ARTICLE I – OFFICES

The office of the Corporation shall be located in the City and State designated in the Articles of Incorporation.  The Corporation may also maintain offices at such other places within or without the United States as the Board of Directors may, from time to time, determine.

ARTICLE II - MEETING OF SHAREHOLDERS

Section 1 - Annual Meetings:

The annual meeting of the shareholders of the Corporation shall be held on such date and at such time and place as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof, for the purpose of electing directors, and transacting such other business as may properly come before the meeting.

Section 2 - Special Meetings:

Special meetings of the shareholders may be called at any time by the Chairman of the Board, the Board of Directors or by the Chief Executive Officer.

Section 3 - Place of Meetings:

All meetings of shareholders shall be held at the principal office of the Corporation, or at such other places, within or outside the state of Nevada, as shall be designated in the notices or waivers of meetings.

Section 4 - Notice of Meetings:

(a)           Except as otherwise provided by Statute, written notice of each meeting of shareholders, whether annual or special, stating the time, date and place where it is to be held, shall be served either personally or by mail, not less than ten or more than sixty days before the meeting, upon each shareholder of record entitled to vote at such meeting, and to any other shareholder to whom the giving of notice may be required by law.  Notice of a special meeting shall also state the purpose or purposes for which the meeting is called, and shall indicate that it is being issued by, or at the direction of, the person or persons calling the meeting.  If, at any meeting, action is

1

proposed to be taken that would, if taken, entitle shareholders to receive payment for their shares pursuant to Statute, the notice of such meeting shall include a statement of that purpose and to that effect.  If mailed, such notice shall be directed to each such shareholder at his address, as it appears on the records of the shareholders of the Corporation, unless he shall have previously filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case, it shall be mailed to the address designated in such request.  Notice may also be provided via electronic transmission in accordance with NRS 78.370.

(b)           Notice of any meeting need not be given to any person who may become a shareholder of record after the mailing of such notice and prior to the meeting, or to any shareholder who attends such meeting, in person or by proxy, or to any shareholder who, in person or by proxy, submits a signed waiver of notice either before or after such meeting.  Notice of any adjourned meeting of shareholders need not be given, unless otherwise required by statute.

Section 5 - Quorum:

(a)           Except as otherwise provided herein, or by statute, or in the Articles of Incorporation (such Articles and any amendments thereof being hereinafter collectively referred to as the "Articles of Incorporation"), at all meetings of shareholders of the Corporation, the presence at the commencement of such meetings in person or by proxy of shareholders holding of record a majority of the total number of shares of the Corporation then issued and outstanding and entitled to vote, shall be necessary and sufficient to constitute a quorum for the transaction of any business.  The withdrawal of any shareholder after the commencement of a meeting shall have no effect on the existence of a quorum, after a quorum has been established at such meeting.

(b)           Despite the absence of a quorum at any annual or special meeting of shareholders, the shareholders, by a majority of the votes cast by the holders of shares entitled to vote thereon, may adjourn the meeting.  At any such adjourned meeting at which a quorum is present, any business may be transacted at the meeting as originally called if a quorum had been present.

Section 6 - Voting:

(a)           Except as otherwise provided by statute or by the Articles of Incorporation, any corporate action, other than the election of directors, to be taken by vote of the shareholders, shall be authorized by a majority of votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon.

(b)           Except as otherwise provided by statute or by the Articles of Incorporation, at each meeting of shareholders, each holder of record of stock of the Corporation entitled to vote thereat, shall be entitled to one vote for each share of stock registered in his name on the books of the Corporation.

(c)           Each shareholder entitled to vote or to express consent or dissent without a meeting, may do so by proxy; provided, however, that the instrument authorizing such proxy to act shall have been executed in writing by the shareholder himself, or by his attorney-in-fact thereunto duly

2

authorized in writing.  No proxy shall be valid after the expiration of eleven months from the date of its execution, unless the person executing it shall have specified therein the length of time it is to continue in force.  Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the records of the Corporation.

(d)           Any resolution in writing, signed by a majority of the shareholders entitled to vote thereon, shall be and constitute action by such shareholders to the effect therein expressed, with the same force and effect as if the same had been duly passed by majority vote at a duly called meeting of shareholders and such resolution so signed shall be inserted in the Minute Book of the Corporation under its proper date.

ARTICLE III - BOARD OF DIRECTORS

Section 1 - Number, Election and Term of Office:

(a)           The number of directors of the Corporation shall be determined from time to time by resolution adopted by the affirmative vote of a majority of the directors then in office.

(b)           Except as may otherwise be provided herein or in the Articles of Incorporation, the members of the Board of Directors of the Corporation, who need not be shareholders, shall be elected by a majority of the votes cast at a meeting of shareholders, by the holders of shares, present in person or by proxy, entitled to vote in the election.

(c)           Each director shall hold office until the annual meeting of the shareholders next succeeding his election, and until his successor is elected and qualified, or until his prior death, resignation or removal.

Section 2 - Duties and Powers:

The Board of Directors shall be responsible for the control and management of the affairs, property and interests of the Corporation, and may exercise all powers of the Corporation, except as are in the Articles of Incorporation or by statute expressly conferred upon or reserved to the shareholders.

Section 3 - Regular Meetings; Notice:

(a)           Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors.

(b)           Notice of any regular meeting of the Board of Directors shall not be required to be given and, if given, need not specify the purpose of the meeting; provided, however, that in case the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be given to each director who shall not have been present at the meeting at which

3

such action was taken within the time limited, and in the manner set forth in paragraph (b) Section 4 of this Article III, with respect to special meetings, unless such notice shall be waived in the manner set forth in paragraph (c) of such Section 4.

Section 4 - Special Meetings; Notice:

(a)          Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, the Chief Executive Officer or by the Secretary if requested by a majority of the whole board, at such time and place as may be specified in the respective notices or waivers of notice thereof.

(b)          Except as otherwise required by statute, notice of special meetings shall be mailed directly to each director, addressed to him at his residence or usual place of business, at least two (2) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegram, radio or cable, electronic transmission or shall be delivered to him personally or given to him orally, not later than the day before the day on which the meeting is to be held.  A notice, or waiver of notice, except as required by Section 8 of this Article III, need not specify the purpose of the meeting.

(c)           Notice of any special meeting shall not be required to be given to any director who shall attend such meeting without protesting prior thereto or at its commencement, the lack of notice to him, or who submits a signed waiver of notice, whether before or after the meeting.  Notice of any adjourned meeting shall not be required to be given.

Section 5 - Chairman:

At all meetings of the Board of Directors, the Chairman of the Board, if any and if present, shall preside.  If there shall be no Chairman, or he shall be absent, then the Chief Executive Officer shall preside, and in his absence, a Chairman chosen by the directors shall preside.

Section 6 - Quorum and Adjournments:

(a)           At all meetings of the Board of Directors, the presence of a majority of the entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business, except as otherwise provided by law, by the Articles of Incorporation, or by these By-Laws.

(b)           A majority of the directors present at the time and place of any regular or special meeting, although less than a quorum, may adjourn the same from time to time without notice, until a quorum shall be present.

Section 7 - Manner of Acting:

(a)           At all meetings of the Board of Directors, each director present shall have one vote, irrespective of the number of shares of stock, if any, which he may hold.

(b)           Except as otherwise provided by statute, by the Articles of Incorporation, or by these By-Laws, the action of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.  Any action authorized, in writing, by all of the

4

directors entitled to vote thereon and filed with the minutes of the corporation shall be the act of the Board of Directors with the same force and effect as if the same had been passed by unanimous vote at a duly called meeting of the Board.

Section 8 - Vacancies:

Any vacancy in the Board of Directors occurring by reason of an increase in the number of directors, or by reason of the death, resignation, disqualification, removal (unless a vacancy created by the removal of a director by the shareholders shall be filled by the shareholders at the meeting at which the removal was effected) or inability to act of any director, or otherwise, shall be filled for the unexpired portion of the term by a majority vote of the remaining directors, though less than a quorum, at any regular meeting or special meeting of the Board of Directors called for that purpose.

Section 9 - Resignation:

Any director may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the Secretary of the Corporation.  Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or such officer, and the acceptance of such resignation shall not be necessary to make it effective.

Section 10 - Compensation:

Directors, as such, may receive, pursuant to a resolution of the Board of Directors, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the Board of Directors.

Section 11 - Contracts:

(a)           No contract or other transaction between this Corporation and any other Corporation shall be impaired, affected or invalidated, nor shall any director be liable in any way by reason of the fact that any one or more of the directors of this Corporation is or are interested in, or is a director or officer, or are directors or officers of such other Corporation, provided that such facts are disclosed or made known to the Board of Directors.

(b)           Any director, personally and individually, may be a party to or may be interested in any contract or transaction of this Corporation, and no director shall be liable in any way by reason of such interest, provided that the fact of such interest be disclosed or made known to the Board of Directors, and provided that the Board of Directors shall authorize, approve or ratify such contract or transaction by the vote (not counting the vote of any such director) of a majority of a quorum, notwithstanding the presence of any such director at the meeting at which such action is taken.  Such director or directors may be counted in determining the presence of a quorum at such meeting.  This Section shall not be construed to impair or invalidate or in any way affect any contract or other transaction which would otherwise be valid under the law (common, statutory or otherwise) applicable thereto.

5

Section 12 - Committees:

The Board of Directors, by resolution adopted by a majority of the entire Board, may from time to time designate from among its members an executive committee and such other committees, and alternate members thereof, as they may deem desirable, each consisting of one or more members, with such powers and authority (to the extent permitted by law) as may be provided in such resolution.  Each such committee shall serve at the pleasure of the Board.

ARTICLE IV – OFFICERS

Section 1 - Number, Qualifications, Election and Term of Office:

(a)           The officers of the Corporation shall consist of a Chief Executive Officer, a President, a Chief Financial Officer, a Secretary, a Treasurer, and such other officers, including a Chairman of the Board of Directors, and one or more Vice Presidents, as the Board of Directors may from time to time deem advisable.  Any officer other than the Chairman of the Board of Directors may be, but is not required to be, a director of the Corporation.  Any two or more offices may be held by the same person.

(b)           The officers of the Corporation shall be elected by the Board of Directors at the first regular meeting of the Board following the annual meeting of shareholders.

(c)           Each officer shall hold office until the first regular meeting of the Board of Directors which follows the next annual meeting of shareholders and until his successor shall have been elected and qualified, or until his death, resignation or removal.

Section 2 - Resignation:

Any officer may resign at any time by giving written notice of such resignation to the Board of Directors, the Chairman of the Board, or to the Chief Executive Officer or the Secretary of the Corporation.  Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or by such officer, and the acceptance of such resignation shall not be necessary to make it effective.

Section 3 - Removal:

Any officer may be removed, either with or without cause, and a successor elected by a majority vote of the Board of Directors at any time.

Section 4 - Vacancies:

A vacancy in any office by reason of death, resignation, inability to act, disqualification, or any other cause, may at any time be filled for the unexpired portion of the term by a majority vote of the Board of Directors.

6

Section 5 - Duties of Officers:

Officers of the Corporation shall, unless otherwise provided by the Board of Directors, each have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be set forth in these by-laws, or may from time to time be specifically conferred or imposed by the Board of Directors.

Section 6 - Sureties and Bonds:

In case the Board of Directors shall so require, any officer, employee or agent of the Corporation shall execute to the Corporation a bond in such sum, and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his duties to the Corporation, including responsibility for negligence and for the accounting for all property, funds or securities of the Corporation which may come into his hands.

Section 7 - Shares of Other Corporations:

Whenever the Corporation is the holder of shares of any other Corporation, any right or power of the Corporation as such shareholder (including the attendance, acting and voting at shareholders' meetings and execution of waivers, consents, proxies or other instruments) may be exercised on behalf of the Corporation by the Chief Executive Officer, President, any Vice President, or such other person as the Board of Directors may authorize.

Section 8 - Chairman of the Board of Directors:

The Chairman of the Board of Directors, if there is one, shall preside at all meetings of the shareholders and of the Board of Directors. Except where by law the signature of the Chief Executive Officer  or President is required, the Chairman of the Board of Directors shall possess the same power as the Chief Executive Officer or President to sign all contracts, certificates and other instruments of the Corporation that may be authorized by the Board of Directors. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors.

Section 9 - Chief Executive Officer :

The Chief Executive Officer shall be the chief executive officer of the Corporation and shall, subject to the direction of the Board of Directors, have general supervision and control of its business. Unless otherwise provided by resolution of the Board of Directors, in the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the shareholders and, if a director, meetings of the Board of Directors. The Chief Executive Officer shall have general supervision and direction of all of the officers, employees and agents of the Corporation. The Chief Executive Officer shall also have the power and authority to determine the duties of all officers, employees and agents of the Corporation, shall determine the compensation of any officers whose compensation is not established by the Board of Directors and shall have the power and authority to sign all stock certificates, contracts and other instruments of the Corporation which are authorized.

7

Section 10 – President:

Except for meetings at which the Chief Executive Officer or the Chairman of the Board, if any, presides, the President shall, if present, preside at all meetings of shareholders, and if a director, at all meetings of the Board of Directors. The President shall, subject to the control and direction of the Chief Executive Officer and the Board of Directors, have and perform such powers and duties as may be prescribed by these Bylaws or from time to time be determined by the Chief Executive Officer or the Board of Directors. The President shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized. In the absence of a Chief Executive Officer, the President shall be the chief executive officer of the Corporation and shall, subject to the direction of the Board of Directors, have general supervision and control of its business and shall have general supervision and direction of all of the officers, employees and agents of the Corporation.

Section 11 - Chief Financial Officer, Treasurer and Assistant Treasurers:

The Chief Financial Officer shall, subject to the control and direction of the Board of Directors and the Chief Executive Officer, be the chief financial officer of the Corporation and shall have and perform such powers and duties as may be prescribed in these Bylaws or be determined from time to time by the Board of Directors and the Chief Executive Officer. All property of the Corporation in the custody of the Chief Financial Officer shall be subject at all times to the inspection and control of the Board of Directors and the Chief Executive Officer. The Chief Financial Officer shall have the responsibility for maintaining the financial records of the Corporation. The Chief Financial Officer shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. Unless the Board of Directors has designated another person as the Corporation’s Treasurer, the Chief Financial Officer shall also be the Treasurer. Unless otherwise voted by the Board of Directors, the Treasurer (if different than the Chief Financial Officer) and each Assistant Treasurer, if any, shall have and perform the powers and duties of the Chief Financial Officer whenever the Chief Financial Officer is absent or unable to act, and may at any time exercise such of the powers of the Chief Financial Officer, and such other powers and duties, as may from time to time be determined by the Board of Directors, the Chief Executive Officer or the Chief Financial Officer.

Section 12 - Vice Presidents:

At the request of the President or in his absence or in the event of his inability or refusal to act (and if there be no Chairman of the Board of Directors), the Vice President of the Vice Presidents if there are more than one (in the order designated by the Board of Directors) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there is no Chairman of the Board of Directors and no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and

8

when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

Section 13 - Secretary and Assistant Secretaries:

The Board of Directors or the Chief Executive Officer shall appoint a Secretary and, in his or her absence, an Assistant Secretary. Unless otherwise directed by the Board of Directors, the Secretary or, in his or her absence, any Assistant Secretary, shall attend all meetings of the directors and shareholders and shall record all votes of the Board of Directors and shareholders and minutes of the proceedings at such meetings. The Secretary or, in his or her absence, any Assistant Secretary, shall notify the directors of their meetings, and shall have and perform such other powers and duties as may from time to time be determined by the Board of Directors. If the Secretary or an Assistant Secretary is elected but is not present at any meeting of directors or shareholders, a temporary Secretary may be appointed by the directors or the Chief Executive Officer at the meeting.

Section 14 - Other Officers:

Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

ARTICLE V - SHARES OF STOCK

Section 1 - Certificate of Stock:

(a)           The certificates representing shares of the Corporation shall be in such form as shall be adopted by the Board of Directors, and shall be numbered and registered in the order issued.  They shall bear the holder's name and the number of shares, and shall be signed by (i) the Chairman of the Board, Chief Executive Officer or the President or a Vice President, and (ii) the Secretary or Treasurer, or any Assistant Secretary or Assistant Treasurer, and shall bear the corporate seal.

(b)           No certificate representing shares shall be issued until the full amount of consideration therefor has been paid, except as otherwise permitted by law.

(c)           To the extent permitted by law, the Board of Directors may authorize the issuance of certificates for fractions of a share which shall entitle the holder to exercise voting rights, receive dividends and participate in liquidating distributions, in proportion to the fractional holdings; or it may authorize the payment in cash of the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined; or it may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the signature of an officer or agent of the Corporation, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of a shareholder, except as therein provided.

9

Section 2 - Lost or Destroyed Certificates:

The holder of any certificate representing shares of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate representing the same.  The Corporation may issue a new certificate in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed.  On production of such evidence of loss or destruction as the Board of Directors in its discretion may require, the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond in such sum as the Board may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the Corporation against any claims, loss, liability or damage it may suffer on account of the issuance of the new certificate.  A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the Board of Directors, it is proper so to do.

Section 3 - Transfers of Shares:

(a)           Transfers of shares of the Corporation shall be made on the share records of the Corporation only by the holder of record thereof, in person or by his duly authorized attorney, upon surrender for cancellation of the certificate or certificates representing such shares, with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, with such proof of the authenticity of the signature and of authority to transfer and of payment of transfer taxes as the Corporation or its agents may require.

(b)           The Corporation shall be entitled to treat the holder of record of any share or shares as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

Section 4 - Record Date:

In lieu of closing the share records of the Corporation, the Board of Directors may fix, in advance, a date not exceeding sixty days, nor less than ten days, as the record date for the determination of shareholders entitled to receive notice of, or to vote at, any meeting of shareholders, or to consent to any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividends, or allotment of any rights, or for the purpose of any other action.  If no record date is fixed, the record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held; the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the resolution of the directors relating thereto is adopted.  When a determination of shareholders of record entitled to notice of or to vote at any meeting of shareholders has been made as provided for herein, such determination shall apply to any adjournment thereof, unless the directors fix a new record date for the adjourned meeting.

10

Section 5 - Uncertificated Shares:

The shares of the Corporation shall be either represented by a certificate or shall be uncertificated.  Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to NRS 78.235 or a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

ARTICLE VI – DIVIDENDS

Subject to applicable law, dividends may be declared and paid out of any funds available therefor, as often, in such amounts, and at such time or times as the Board of Directors may determine.

ARTICLE VII - FISCAL YEAR

The fiscal year of the Corporation shall be fixed by the Board of Directors from time to time, subject to applicable law.

ARTICLE VIII - CORPORATE SEAL

The corporate seal, if any, shall be in such form as shall be approved from time to time by the Board of Directors.

ARTICLE IX – AMENDMENTS

Section 1 - By Shareholders:

All by-laws of the Corporation shall be subject to alteration or repeal, and new by-laws may be made, by the affirmative vote of shareholders holding of record in the aggregate at least a majority of the outstanding shares entitled to vote in the election of directors at any annual or special meeting of shareholders, provided that the notice or waiver of notice of such meeting shall have summarized or set forth in full therein, the proposed amendment.

Section 2 - By Directors:

The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, by-laws of the Corporation; provided, however, that the shareholders entitled to vote with respect thereto as in this Article IX above-provided may alter, amend or repeal by-laws made by the Board of Directors, except that the Board of Directors shall have no power to change the quorum for meetings of shareholders or of the Board of Directors, or to change any provisions of the by-laws with respect to the removal of directors or the filling of vacancies in the Board resulting from the removal by the shareholders.  If any by-law regulating an impending election

11

of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of directors, the by-law so adopted, amended or repealed, together with a concise statement of the changes made.

ARTICLE X – INDEMNITY

Section 1 - Right to Indemnification:

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, or trustee of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the Nevada General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this Article with respect to proceedings to enforce rights to indemnification or as otherwise required by law, the Corporation shall not be required to indemnify or advance expenses to any such Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee unless such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

 Section 2 - Right to Advancement of Expenses:

In addition to the right to indemnification conferred in Section 1 of this Article, an Indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Nevada General Corporation Law requires, an advancement of expenses incurred by an Indemnitee in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.

Section 3 - Right of Indemnitees to Bring Suit:

If a claim under Section 1 or 2 of this Article is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought

12

by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expenses of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the Nevada General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Nevada General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its shareholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article or otherwise shall be on the Corporation.

Section 4 - Non-Exclusivity of Rights:

The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Articles of Incorporation as amended from time to time, these Bylaws, any agreement, any vote of shareholders or disinterested directors or otherwise.

Section 5 - Insurance:

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Nevada General Corporation Law.

Section 6 - Indemnification of Employees and Agents of the Corporation:

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the

13

Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 7 - Nature of Rights:

The rights conferred upon Indemnitees in this Article shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article X that adversely affects any right of an Indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to any such amendment, alteration or repeal.

14

APPENDIX E

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC CORPORATION INTO
FOREIGN CORPORATION

Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

FIRST: The name of each constituent corporation is Sycamore entertainment Group, Inc., a Nevada corporation, and ImaRx Therapeutics, Inc., a Delaware corporation.

SECOND: The Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8, Section 252.

THIRD: The name of the surviving corporation is: “Sycamore Entertainment Group, Inc.” which shall be a Nevada corporation.

FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation upon file with the Nevada Secretary of State.

FIFTH: The merger is to become effective upon filing Articles of Merger with the Nevada Secretary of State.

SIXTH: The Agreement of Merger is on file at 6860 Lexington Avenue, Los Angeles, CA 90038, the place of business of the surviving corporation.

SEVENTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.

EIGHTH: The surviving Nevada corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the surviving corporation arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the Delaware General Corporation laws, and irrevocably appoints the Secretary of State of Delaware as its agent to accept services of process in any such suit or proceeding. The Secretary of State shall mail any such process to the surviving corporation, Sycamore Entertainment Group, Inc., a Nevada Corporation, at its executive offices at Lexington Avenue, Los Angeles, CA 90038.

1

IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, on July ___, 2010.

The surviving corporation:

SYCAMORE ENTERTAINMENT GROUP, INC.
(a Nevada corporation)

By:
Name:
Title:

By:
Name:
Title: Chairman

And consented to by the merging Corporation:

IMARX THERAPEUTICS, INC.
(a Delaware corporation)

By:
Name:
Title:

By:
Name:
Title: Chairman

2

APPENDIX F

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2010

ImaRx Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33043	86-0974730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6860 Lexington Avenue, Suite 120 Hollywood, CA	90038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 790-1717

C/O Stoel Rives LLP,
201 S. Main Street, Suite 1100
Salt Lake City, UT 84111
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K
IMARX THERAPEUTICS, INC.

Item	Page

Item 1.01. Entry into a Material Definitive Agreement.	4

Item 2.01. Completion of Acquisition or Disposition of Assets.	4

Description of Business	5

Properties	8

Legal Proceedings	8

Risk Factors	8

Management’s Discussion and Analysis of Financial Condition and Results of Operations	17

Security Ownership of Certain Beneficial Owners and Management	22

Directors and Executive Officers	23

Executive Compensation	24

Certain Relationships and Related Transactions, and Director Independence	27

Market Price of and Dividends on the ImaRx’s Common Equity and Related Stockholder Matters	28

Recent Sales of Unregistered Securities	29

Description of Company’s Securities	29

Indemnification of Directors and Officers	33

Change in and Disagreements With Accountants on Accounting and Financial Disclosure	33

Financial Statements and Exhibits	33

Item 3.02. Unregistered Sale of Equity Securities.	33

Item 3.03. Material Modification to Rights of Security Holders.

Item 4.01 Changes in ImaRx’s Certifying Accountant

Item 5.01. Changes in Control of ImaRx.	33

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	33

Item 5.06. Change in Shell Company Status.	34

Item 9.01. Financial Statements and Exhibits.	34
Exhibit 10.10
Exhibit 10.11
Exhibit 10.12
Exhibit 10.13
Exhibit 10.14
Exhibit 10.15
Exhibit 10.16
Exhibit 99.1
Exhibit 99.2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. These forward-looking statements relate to, among other things, the expected timetable for development of our product candidates, our growth strategy, and our future financial performance, including our operations, economic performance, financial condition, prospects, and other future events. We have attempted to identify forward-looking statements by using such words as “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “should,” “will,” or other similar expressions. These forward-looking statements are only predictions and are largely based on our current expectations. These forward-looking statements appear in a number of places in this Current Report.

In addition, a number of known and unknown risks, uncertainties, and other factors could affect the accuracy of these statements, including the risks outlined under “Risk Factors” and elsewhere in this Current Report. Some of the more significant known risks that we face are the risks and uncertainties inherent in the process of discovering, developing, and commercializing oncology drugs that are safe and effective for treating cancer, including the uncertainty regarding market acceptance of our product candidates and our ability to generate revenues. These risks may cause our actual results, levels of activity, performance, or achievements to differ materially from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements.

Other important factors to consider in evaluating our forward-looking statements include:

●	the possibility of delays in, adverse results of, and excessive costs of the development process;

●	changes in external market factors;

●	changes in our industry’s overall performance;

●	changes in our business strategy;

●	our ability to protect our intellectual property portfolio;

●	our possible inability to realize commercially valuable discoveries in our collaborations with pharmaceutical and other biotechnology companies;

●	our possible inability to execute our strategy due to changes in our industry or the economy generally;

●	changes in productivity and reliability of suppliers; and

●	the success of our competitors and the emergence of new competitors.

Although we currently believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee our future results, levels of activity or performance. We do not expect to update any of the forward-looking statements after the date of this Current Report or to conform these statements to actual results, except as may be required by law. You should not place undue reliance on forward-looking statements contained in this report.

INDUSTRY AND MARKET DATA

Information about market and industry statistics contained in this report are included based on information available to us that we believe is accurate in all material respects. It is generally based on academic and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and we cannot assure potential investors of the accuracy or completeness of the data included in this report. Forecasts and other forward-looking information obtained from these sources, including estimates of future market size, revenue and market acceptance of products and services, are subject to the same qualifications and the additional uncertainties accompanying any forward-looking statements.

EXPLANATORY NOTE

Unless otherwise indicated or the context otherwise requires, all references below in this current Report to “we,” “us” or the “Company” are to ImaRx Therapeutics, Inc., a Delaware corporation,.

Item 1.01. Entry into a Material Definitive Agreement

The disclosures set forth under Item 2.01 hereof are hereby incorporated by reference in this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 14 , 2010 (the “Closing Date”), pursuant to an Agreement for the Purchase and Sale of Stock dated March 17, 2010 (the “Stock Purchase Agreement”) by and among ImaRx Therapeutics, Inc. (“we”, “us”, “ImaRx” or the “Company”), Sycamore Films, Inc. (“Sycamore Films”) and its stockholders (the “Sycamore Films Stockholders”), we issued 79,376,735 shares of our common stock to the Sycamore Films Stockholders in exchange for all of the outstanding shares of common stock of Sycamore Films, resulting in a change in control of the Company (the “Stock Purchase Transaction”). As a result, Sycamore Films became a wholly-owned subsidiary of ImaRx and the Sycamore Films Stockholders now hold in the aggregate approximately eighty-seven percent (87%) of our outstanding shares of commons stock.

Immediately prior to the closing of the Stock Purchase Transaction, pursuant to the terms of an Agreement and Plan of Merger dated March 17, 2010 (the “Merger Agreement”) by and among ImaRx, Sycamore Films, Sweet Spot, Inc. (“Sweet Spot”) and Sweet Spot’s stockholders and principals (the “Sweet Spot Stockholders”) Sweet Spot merged with and into Sycamore Films and the Sweet Spot Stockholders became shareholders of Sycamore Films (the “Merger Transaction”). The Merger Transaction was effective as of May 14, 2010, upon the filing of a certificate of merger with the Nevada Secretary of State, at which time Sweet Spot ceased to exist. The Stock Purchase Transaction and the Merger Transaction are collectively referred to herein as the “Transaction. “

Sycamore Films was formed for the primary purpose of effectuating the Merger Transaction and had no formal business operations prior to closing the Merger Transaction. Prior to the Merger Transaction Sweet Spot was a distribution and marketing company specializing in the acquisition, distribution and development of marketing campaigns for feature films.

As a result of the Transaction, the Company became a holding company whose primary asset is its ownership of 100% of the outstanding shares of Sycamore Films. As a result of the Merger Transaction, Sycamore Films primary business is that of a full-service distribution and marketing company specializing in acquisition, distribution and the development of marketing campaigns for feature films.

In connection with the closing of the Stock Purchase Agreement we experienced a change in control of our ownership, management and Board of Directors. As of the Closing Date, all of the members of the Board of Directors of ImaRx resigned and a new slate of directors and officers were appointed for both ImaRx and Sycamore Films.

We expect to seek stockholder approval to amend our Certificate of Incorporation to change our name from “ImaRx Therapeutics, Inc.” to “Sycamore Entertainment, Inc.,” to increase the authorized number of shares of common stock, par value $.0001 from 100,000,000 to 200,000,000, to effectuate a reverse stock split of one for two of the issued and outstanding shares of our $.0001 par value common stock, and to change our situs of incorporation from Delaware to Nevada.

We believe that the issuance of our Common Stock in connection with the Stock Purchase Agreement was exempt from registration under Section 4(2), Regulation D and Regulation S of the Securities Act.

Copies of the Stock Purchase Agreement and the Merger Agreement were filed as Exhibits 10.1 and 10.2, respectively, to our Current Report on Form 8-K filed with the SEC on March 23, 2010. The foregoing description of the Stock Purchase Agreement and the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entireties by reference to the Stock Purchase Agreement and the Merger Agreement, respectively.

Item 2.01(f) of Form 8-K provides that if ImaRx is a shell company immediately before a transaction disclosed under Item 2.01, then ImaRx must disclose the information that would be required if ImaRx were filing a general form for registration of securities on Form 10. ImaRx was a shell company immediately before the Transaction. Accordingly, we are providing below the information that would be included in a Form 10 if we were to file a Form 10. Please note that, unless otherwise specifically provided for, the information provided below relates to the business conducted by Sweet Spot prior to the Transaction and to be conducted by Sycamore films post-closing of the Transaction, except that information relating to periods prior to the date of the Transaction only relates to the party specifically indicated.

DESCRIPTION OF BUSINESS

Overview

ImaRx Therapeutics, Inc. was initially organized as an Arizona limited liability company in October 1999, was subsequently converted to an Arizona corporation in January 2000 and then reincorporated as a Delaware corporation in June 2000. The Company was initially engaged in the development and commercialization of therapies for human vascular disorders. In September 2008 and September 2009 the Company completed two assets sales which resulted in the sale of all of its operating assets and intellectual property. On May 14, 2010, the Company closed on the acquisition of Sycamore Films, Inc. (“Sycamore Films”) which resulted in Sycamore Films becoming a wholly-owned subsidiary of the Company.

The business of the Company is now carried out by and through its wholly owned subsidiary, Sycamore Films. By reason of the acquisition of Sweet Spot Productions, Inc. (“Sweet Spot”) by Sycamore Films immediately prior to the completion of the acquisition of Sycamore Films by the Company, the principal business activities of Sycamore Films are those historically engaged in by Sweet Spot as well as the additional lines of business that Sycamore Films intends to engage in as its full business plan is rolled out. Accordingly, while the business activities described herein relate primarily to the historical business of Sweet Spot, the anticipated activities of Sycamore Films on a go forward basis are also described.

Sweet Spot

Sweet Spot was formed in September 2006 as a California corporation as a full-service marketing agency specializing in conceiving, developing and producing consumer and trade campaigns promoting feature films. As such, Sweet Spot has participated in marketing and advertising campaigns over the past several years for motion pictures, video games, and other business promotion programs. Sweet Spot generally becomes involved in a marketing and advertising campaign for a motion picture or video game that is about to be released when the producer of the motion picture or video game engages Sweet Spot. Sweet Spot confers with the producer, its client, to determine its anticipated target audience. Through screenings, followed by question and answer periods, and its reliance on the experience of Sweet Spots executives, Mr. Scotti and Mr. Takats, the ideal target audience of the motion picture or video game becomes evident. Through a series of meetings and discussions with the producer, Sweet Spot arrives at what it believes the direction and style of a theatrical trailer, television campaign or Internet/online viral marketing program will be most effective to promote the motion picture or video game.

Once the direction and style of a campaign have been established, Sweet Spot works with writers with established experience in movie and video game marketing and begin to formulate the trailer, television advertisements and other promotional materials needed to attract the attention of the target audience to the product. Utilizing the latest technology, including animatics (a representation or dramatization utilizing actual footage, stock footage, photography stills, or animation materials available to Sweet Spot to demonstrate our conceptual point), power point presentations or doing sets of storyboards, Sweet Spot will provide materials to the producer reflecting several approaches to reaching the target audience. These materials, along with budget, concepts and draft scripts are supplied to the producer or the account executive in charge of the project. Once a conceptual direction is taken, and the corresponding budget for that concept is approved, Sweet Spot begins the production work on the marketing and advertising campaign.

The production work of Sweet Spot begins when it receives material from the producer. That material may include a completed project or materials from a project yet to be completed. From those materials, Sweet Spot’s creative team designs the graphics style (for titles and onscreen effects), auditions voice-over narrators that may suit the style of the piece, and create the sound (audio) design bed for the trailer or other advertising spot (a mix of narration, sound effects, dialogue and music). A rough first edit is presented to the producer or advertising agency. After a series of meetings, conferences and exchanges of notes, the trailer or other advertising materials are revised and put into final form and approved by the client.

After the final form of a trailer or other advertising piece is approved, Sweet Spot engages service providers to complete the actual production of the trailer or other pieces. It is the task of Sweet Spot to work with the Motion Picture Association of America to ensure that its approval of the trailer has been secured. In addition, all television advertisements must pass ‘standards and practices’ of the FCC as well as each individual television and cable network that will be broadcasting the advertisement. Sweet Spot works with these networks to secure approval for the content of the advertisements. With respect to video game marketing content, Sweet Spot abides by and adheres to the approval of content standards set forth for all video game audio visual advertising by the Entertainment Software Rating Board. Finally, Sweet Spot ensures that the appropriate codes are placed on all masters for broadcast to identify the exact television advertisement (the name of the advertisement and whether it is a 15, 30 or 60 second advertisement). The master of all work done by Sweet Spot is provided to the producer and the media buyers engaged by the producer.

Sweet Spot has completed marketing and advertising campaigns for the following motion pictures:

“Beyond a Reasonable Doubt” for Anchor Bay Entertainment
“Yohan: The Child Wanderer” for Penelope Films
“Echelon Conspiracy” for Autonomous Films
“Armored” for SONY International
“Horrorfest I, II, III and IV” for After Dark Films
“An American Haunting” for After Dark Films
“Frontiers” for After Dark Films
“Captivity” for After Dark Films
“Weapons” for After Dark Films / “Weapons” DVD for Lionsgate
“Fierce People” for After Dark Films & Lionsgate
“Wristcutters: A Love Story” for After Dark Films
“Surviving Crooked Lake” for NeoClassics Films
“Moscow Belgium” for NeoClassics Films
“Black Balloon” for NeoClassics Films
“The Abandoned”, “Skinwalkers”, “The Tripper” all for After Dark Films
“Crazy 8’s” and “Mulberry Street” for After Dark Films
“No Love in the City, 2” for Marius Balchunas,
and for the following video games:

“Iron Man” for SEGA
“Mario & Sonic at the Olympic Games” for SEGA
“The Golden Compass” for SEGA
“Viking: Battle for Asgaard” for SEGA
“Sonic Unleashed” for SEGA
“Nights: Journey into Dreams” for SEGA
“SEGA Superstars Tennis” for SEGA
“Sonic Riders: Zero Gravity” for SEGA
“Sonic Chronicles: The Dark Brotherhood” for SEGA
“Dinosaur King” for SEGA
“Bleach: Shattered Blade” for SEGA
“Highlander” for Eidos
The production work done by Sweet Spot in connection with the marketing and advertising of businesses or other productions is essentially the same as described above. Sweet Spot has provided such services for business purposes or to create limited promotional materials short of a full advertising campaign for the following:

‘80 Best Picture Winner’ Montage: for the Academy of Motion Picture Arts & Sciences
(2008 Oscars telecast)
After Dark Films corporate logo
Pi Pictures corporate logo
Autonomous Films corporate logo “Husk” for After Dark Films

“You & I: Finding Tatu” for RAMCO Productions
“Universal Soldier: New Beginnings” for Signature Films
“After Dark Originals” for After Dark Films
“Searching for MeShell” for Sonic Pool / Patrick Newall Films
“Welcome to Hollywood, Pt 2” for Zachary Matz
“The Hustle” for Deon taylor Enterprises
“Nite Tales” for Deon Taylor Enterprises
“Chain Letter” for Deon Taylor Enterprises
“7eventy 5ive” for Deon Taylor Enterprises
Since its founding, Sweet Spot’s efforts have been recognized with many Key Art and Golden Trailer Award nominations. Sweet Spot was also awarded the Golden Trailer Award first place for Horrorfest II trailer.

Sycamore Films

Sycamore Films was organized as a Nevada corporation in July 2008. Sycamore Films will continue to conduct the historical operations of Sweet Spot as described above including the utilization of the marketing and advertising skills and experience of Sweet Spot. Additionally, Sycamore Films intends to expand its overall corporate capabilities to include: film acquisitions, publicity, print advertising, billboard advertising, as well as film distribution in addition to these marketing strategy capabilities. The niche that has made itself evident at this time to Sycamore Films, is the lack of distribution outlets for independent, art films and well-produced foreign films all worthy of being marketed and distributed so that these films become available to a large segment of the movie going audience. As major studios have increasingly focused their efforts and attention toward large ‘tent pole’ blockbuster films, many filmmakers are finding it increasingly difficult to get past the festival stage of their exhibition process. Sycamore Films intends to fill this niche by making the best possible deals to market these films, make smart distribution choices to get these films onto screens. The audience for such films is believed to be receptive, provided such films are available for viewing. The increasing number of cable networks and stations also is a source of outlet for such productions. Sycamore Films intends to provide product that is both entertaining and informative. The collective experience of Sycamore Films’ executives in marketing and distribution in the industry for the past 25 years is an asset that will be utilized in every aspect of the marketing and distribution of all films with which Sycamore Films decides to become involved. Some competitors that still remain today vary in their acquisition selections and deal structures. Sycamore Films will utilize the marketing and distribution skills, strategies and techniques of the principal executive officers of Sycamore Films with the expectation that Sycamore Films will be able to acquire a sufficient share of such films such that its early success will lead to follow on business as its reputation expands in the motion picture and video game industries.

Sycamore Films also intends to expand its potential base of clients by helping develop, nurture and groom young, up-and-coming talented film makers and producers passionate about the industry, by assisting them in the realization of their projects and the development of their motion pictures at all stages of the creative process. Many skilled and talented young filmmakers are making films today (from film schools to festivals, etc.). It is Sycamore Films’ intention to recognize the talented and most promising among them. Sycamore Films will provide encouragement and support, with the expectation that the development of these relationships will ultimately result in these filmmakers approaching Sycamore Films for their marketing and distribution needs when their projects reach that stage of development. Sycamore Films anticipates that it will foster these relationships by engaging in one or more of the following activities: reading scripts, critiquing pitches for film ideas, having scripts and film pitches submitted, showcasing new filmmakers in competitions conducted online resulting in the top contenders having the opportunity to assist in the direction of their film projects, and by reviewing short films directed or produced by up —and-coming young film makers. Relationships that the executives of Sycamore Films have with talent agencies and online networking services will be of valuable assistance in seeking introductions to such talent.

With respect to Sycamore Films’ intended film acquisition and distribution plans, films will be acquired through all means available, including festivals, Internet/online sources, foreign representation, negative pick-up deals, filmmaker deals, with the potential of participation of profits depending upon each individual scenario. A negative pick-up transaction involves the commitment by Sycamore Films to purchase the film from the producer at a later date when the film is completed including the acquisition of all rights to a completed film for cash, for a gross income percentage, or for putting up print and advertising (“P&A”) funds. Distribution rights may be acquired in exchange for P&A funding. Sycamore Films may also seek to engage in a multi-project deal on a first look basis with a producer or a motion picture or video game production company for all of their product, over an agreed-to duration. Such a “slate” type transaction may be established based upon a pre-determined gross receipts percentage split in exchange for Sycamore Films supplying P&A funds. If Sycamore Films agrees to provide P&A funds, it would put up a sum of money to cover prints (i.e., copies of the movie per number of movie theatre screens the film is to be exhibited on), and advertising costs needed for all marketing and distribution of a movie. A first look transaction is generally one where in consideration of funding from Sycamore Films, usually in the form of a secured loan, Sycamore Films will have the first right to determine if it desires to acquire the completed project or the right to distribute the film.

Sycamore Films intends to expand upon the relationships already established via Sweet Spot with talent agencies, international film commissions, production companies, financial institutions which provide production and P&A funds, foreign distributors and independent producers in order to source films with commercial potential.

In order to execute on its business strategies the Company and Sycamore Films will need to raise additional capital to fund operations. No assurance can be given that such funds will be raised or that the Company and Sycamore Films will have sufficient funds to expand its business activities as vigorously or as broadly as discussed above. The existing business activities of Sweet Spot, to be now conducted by Sycamore Films, will serve to provide a stable basis of operations for Sycamore Films as it expands its activities. Such expansion will be tied primarily to the rate and amount of funds the Company will raise in the next 12 to 24 months.

Employees

As of May 17, 2010, we had a total of 2 employees of which 2 were full-time.

Description of Property

Legal Proceedings

We are not currently subject to any legal proceedings and are also not aware of any pending legal, arbitration or governmental proceedings against us that may have material effects on our financial position or results of operations.

Available Information

We file reports with, or furnish reports to, the United States Securities and Exchange Commission, or SEC, including, but not limited to, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and any amendments to those reports. The public may read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549, on official business days during the hours of 10:00 am to 3:00 pm Eastern Time. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

RISK FACTORS

Any investment in our stock involves a high degree of risk. You should consider carefully the risks and uncertainties described below and all information contained in this prospectus before you decide whether to purchase our common stock. Our business, financial condition or results of operation could be materially harmed by any of these risks. The trading price of our common stock could decline due to any of these risks or uncertainties, and you may lose part or all of your investment.

Risks Related to the Operation of our Business and Industry

Unless we are able to generate sufficient revenue, we will continue to incur losses from operations and may never achieve or maintain profitability.

We have a history of net losses and negative cash flow from operations since inception. As of December 31, 2009, we had an accumulated deficit of $91.9 million. We have incurred losses in each year since our inception. Our net losses applicable to common stockholders for the fiscal years ended December 31, 2009 and 2008 were $0.6 million and $10.1 million, respectively. Although we currently do not have sufficient cash resources to further product development activities, we will no longer engage in the business activities in which we engaged prior to the Stock Purchase Transaction. At this time we are not certain of our ability to generate income in excess of our anticipated expenses as we seek to expand the business lines in which we intend to engage following the Stock Purchase Transaction.

Our independent registered public accounting firm has expressed substantial doubt about our ability to continue as a going concern.

We have received an audit report from our independent registered accounting firm containing an explanatory paragraph stating that our historical recurring losses from operations which has resulted in an accumulated deficit of $91.9 million at December 31, 2009 raises substantial doubt about our ability to continue as a going concern. However, we will no longer engage in the business activities in which we engaged prior to the Stock Purchase Transaction. At this time we are not certain of our ability to generate income in excess of our anticipated expenses as we seek to expand the business lines in which we intend to engage following the Stock Purchase Transaction.

Our wholly-owned subsidiary Sycamore Films has limited operating history and there is no assurance that it will be successful in implementing their business strategy.

There can be no assurance that Sycamore Films will be successful in executing its business strategy and that the value of the Company’s shares of common stock will increase. Sycamore Films will need to raise additional working capital to fund its operations which will likely result in substantial dilution to the existing ImaRx stockholders.

We will continue to incur the expenses of complying with public company reporting requirements, which may be economically burdensome.

While we are pursuing the successful transition of our business following the closing of the Stock Purchase Transaction with Sycamore Films we have an obligation to continue to comply with the applicable reporting requirements of the Securities Exchange Act of 1934, as amended, or the Exchange Act, even though compliance with such reporting requirements may be economically burdensome and of minimal value to our stockholders. We will be obligated to continue complying with the applicable reporting requirements of the Exchange Act and, as a result, will be required to continue to incur the expenses associated with these reporting requirements, which will reduce the cash available for future activities.

We may default on the terms of the promissory notes with Red Cat Productions and JRT Productions which could result in ImaRx losing ownership of its primary asset, Sycamore Films.

In addition to the issuance of shares of ImaRx common stock by ImaRx under the terms of the Stock Purchase Agreement to each of Red Cat Productions, Inc. and JRT Productions, Inc. in exchange for all the shares of Sycamore Films common stock held by each of them, as additional consideration ImaRx also executed and delivered to each of Red Cat and JRT a promissory note in the principal amount of $200,000. Each $200,000 promissory note is secured by a first priority perfected pledge of 50% of the shares of stock of Sycamore Films owned by ImaRx. As a result, all of the shares of Sycamore Films held by ImaRx are pledged to secure the obligations represented by both of the $200,000 promissory notes. In the event ImaRx defaults on the payment of either or both of the $200,000 promissory notes, and such default is not cured within the applicable cure period, Red Cat and/or JRT may exercise in respect of the Sycamore Films shares pledged as security for the notes, in addition to other rights and remedies they may have, all of the rights and remedies of a secured party on default under the Uniform Commercial Code and also may sell the Sycamore Films shares or any part thereof at public or private sale. In the event that the proceeds of any such sale is insufficient to pay all outstanding indebtedness remaining on the notes, ImaRx may be liable for the deficiency, together with interest. In the event of such a default ImaRx would be left with no assets or operating business.

Failure of our internal control over financial reporting could harm our business and financial results.

The new management of the Company has no experience operating or managing a SEC reporting company. They will need to hire staff with experience in public company financial reporting. The Company’s previous principal executive officer and principal financial officer concluded that based on an evaluation of the effectiveness of our disclosure controls and procedures, as such term is defined under Rule 13a-15(e) promulgated under the Securities Exchange Act of 1934, as amended, our disclosure controls and procedures were ineffective as of the end of the end of December 31, 2009.

If we are not able to maintain an effective system of internal control over financial reporting limits our ability to report financial results accurately and timely or to detect and prevent fraud will be limited. A significant financial reporting failure could cause an immediate loss of investor confidence in our management and a sharp decline in the market price of our common stock.

If the scope of Sycamore Films’ present business and customer base is not expanded, Sycamore Films’ business will be dependent upon a few major customers.

Initially the business of Sycamore Films will be that previously conducted by Sweet Spot. During 2008 and 2009, three customers accounted for over 75% of the total revenues of Sweet Spot in both years. The loss of any one of these customers could have a significant negative impact upon the revenues of Sycamore Films.

Risks Related to Our Finances and Capital Requirements

We expect our net operating losses to continue for an uncertain duration and we are unable to predict the extent of future losses.

As a result of the closing of the Stock Purchase Transaction, we expect our business activities will shift markedly from those conducted historically. While financing to support the expansion of our business activities as described under the caption “Business” is being secured, we are not able to predict when the activities we will conduct as therein described will result in positive cash flow and operating profits for the Company. We cannot provide any assurance that the Company will attain profitability.

We will need substantial additional funding and may be unable to raise capital when needed, which would force us to delay, reduce or eliminate the expansion of our business to be conducted through our subsidiary, Sycamore Films.

Although we expect to secure a line of credit of up to $8 million to finance our expanded business activities following closing of the Stock Purchase Transaction, we will require substantial additional financing through debt or equity investments in order to fully reach the potential scope of business activities we seek. The Company will be engaging investment bankers to assist in that regard, but no assurance can be given that a suitable arrange can be made or that financing in the range needed will be secured.

The costs of producing and marketing feature films have steadily increased and may further increase in the future, which may make it more difficult for a film to generate a profit or compete against other films.

The costs of marketing feature films have generally increased in recent years. These costs may continue to increase in the future, which may make it more difficult for our films to generate a profit or compete against other films. It may also result in clients of Sycamore Films being less willing to spend substantial amounts on our services to market their films. Historically, marketing costs have risen at a higher rate than increases in either the number of domestic admissions to movie theaters or admission ticket prices. A continuation of this trend would leave us more dependent on other media, such as home video, television, international markets and new media for revenue.

Our success depends on external factors in the motion picture and television industry.

Our success in expanding the business of Sycamore Films depends in part upon the commercial success of motion pictures, which is unpredictable. Operating in the motion picture industry involves a substantial degree of risk. Each motion picture is an individual artistic work, and inherently unpredictable audience reactions primarily determine commercial success. Generally, the popularity of motion pictures with which we may be involved depends on many factors, including the critical acclaim they receive, the format of their initial release, for example, theatrical or direct-to-video, the actors and other key talent, their genre and their specific subject matter. The commercial success of the motion pictures with which we are involved also depends upon the quality and acceptance of motion pictures that others release into the marketplace at or near the same time, critical reviews, the availability of alternative forms of entertainment and leisure activities, general economic conditions and other tangible and intangible factors, many of which we do not control and all of which may change. We cannot predict the future effects of these factors with certainty, any of which factors could have a material adverse effect on our business.

In addition, because a motion picture’s performance in ancillary markets, such as home video and pay and free television, is often directly related to its box office performance, poor box office results may negatively affect future revenue streams. Our success will depend on the experience and judgment of our management to select and develop new investment and production opportunities. We cannot provide any assurance that the motion pictures with which we are involved will obtain favorable reviews or ratings, or that they will perform well at the box office, or in ancillary markets.

We face substantial competition in all aspects of our business.

We are smaller and less diversified than many of our competitors. As an independent distributor, we will constantly compete with major U.S. and international studios. Most of the major U.S. studios are part of large diversified corporate groups with a variety of other operations, including television networks and cable channels that can provide both the means of distributing their products and stable sources of earnings that may allow them better to offset fluctuations in the financial performance of their motion picture operations. In addition, the major studios have more resources with which to compete for ideas, storylines and scripts created by third parties as well as for actors, directors and other personnel required for production. The resources of the major studios may also give them an advantage in acquiring other businesses or assets, including film libraries, that we might also be interested in acquiring.

The motion picture industry is highly competitive and at times may create an oversupply of motion pictures in the market. The number of motion pictures released by our competitors, particularly the major studios, may create an oversupply of product in the market, reduce our share of box office receipts and make it more difficult for the films with which we are involved to succeed commercially. Oversupply may become most pronounced during peak release times, such as school holidays and national holidays, when theater attendance is expected to be highest. This oversupply may make it more difficult for us to market films for our clients as well as more difficult for us to market films as to which we are acting as distributor. Such difficulty could limit or reduce anticipated revenues across the lines of business in which we intend to engage.

We must successfully respond to rapid technological changes and alternative forms of delivery or storage to remain competitive.

The entertainment industry in general and the motion picture industry in particular continue to undergo significant technological developments. Advances in technologies or alternative methods of product delivery or storage or certain changes in consumer behavior driven by these or other technologies and methods of delivery and storage could have a negative effect on our business. Examples of such advances in technologies include video-on-demand, new video formats, including release of titles in high-definition Blu-Ray format, and downloading and streaming from the Internet. An increase in video-on-demand could decrease home video rentals. In addition, technologies that enable users to fast-forward or skip advertisements, such as digital video recorders, may cause changes in consumer behavior that could affect the attractiveness of our products to advertisers, and could therefore adversely affect our revenues. Similarly, further increases in the use of portable digital devices that allow users to view content of their own choosing while avoiding traditional commercial advertisements could adversely affect our revenues. Other larger entertainment distribution companies will have larger budgets to exploit these growing trends. We cannot predict how we will financially participate in the exploitation of motion pictures with which we are involved through these emerging technologies. If we cannot successfully exploit these and other emerging technologies, it could have a material adverse effect on our business, results of operations and financial condition.

We face risks from doing business internationally as we seek to expand the scope of our business activities.

As we expand our business activities, particularly with respect to film acquisitions and distribution, we expect to engage in more business outside the United States. As a result, our business will become increasingly subject to certain risks inherent in international business, many of which are beyond our control. These risks include:

●	laws and policies affecting trade, investment and taxes, including laws and policies relating to the repatriation of funds and withholding taxes, and changes in these laws;

●	changes in local regulatory requirements, including restrictions on content;

●	differing cultural tastes and attitudes;

●	differing degrees of protection for intellectual property;

●	financial instability and increased market concentration of buyers in foreign television markets, including in European pay television markets;

●	the instability of foreign economies and governments;

●	fluctuating foreign exchange rates;

●	the spread of communicable diseases in such jurisdictions, which may impact business in such jurisdictions; and

●	war and acts of terrorism.

Events or developments related to these and other risks associated with international trade could adversely affect our revenues from non-U.S. sources, which could have a material adverse effect on our business, financial condition and results of operations.

Protecting and defending against intellectual property claims may have a material adverse effect on our business.

Our ability to compete will depend, in part, upon successful protection of our intellectual property. We do not have the financial resources to protect our rights to the same extent as major studios. We will attempt to protect proprietary and intellectual property rights to our productions across all areas of our business through available copyright and trademark laws and licensing and distribution arrangements with reputable international companies in specific territories and media for limited durations. Despite these precautions, existing copyright and trademark laws afford only limited practical protection in certain countries. We also intend to distribute our products in other countries in which there is no copyright or trademark protection. As a result, it may be possible for unauthorized third parties to copy and distribute our productions or certain portions or applications of our intended productions, which could have a material adverse effect on our business, results of operations and financial condition. Litigation may also be necessary in the future to enforce our intellectual property rights, to protect our trade secrets, or to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement or invalidity. Any such litigation could result in substantial costs and the diversion of resources and could have a material adverse effect on our business, results of operations and financial condition. We cannot provide any assurance that infringement or invalidity claims will not materially adversely affect our business, results of operations and financial condition. Regardless of the validity or the success of the assertion of these claims, we could incur significant costs and diversion of resources in enforcing our intellectual property rights or in defending against such claims, which could have a material adverse effect on our business, results of operations and financial condition.

Others may assert intellectual property infringement claims against us.

One of the risks of the film production business is the possibility that others may claim that our productions and production techniques misappropriate or infringe the intellectual property rights of third parties with respect to their previously developed films, stories, characters, other entertainment or intellectual property. To the extent we acquire completed films, we will seek to be indemnified by the seller if any such claims are made after we acquire the film. However, the seller may be unable to effectively provide meaningful indemnification to us. If any future claims of infringement or misappropriation of other parties’ proprietary rights are made and not fully covered by meaningful indemnification agreements, the assertion of such claims may materially adversely affect our business, financial condition or results of operations. Irrespective of the validity or the successful assertion of such claims, we could incur significant costs and diversion of resources in defending against them, which could have a material adverse effect on our business, financial condition or results of operations. If any claims or actions are asserted against us, we may seek to settle such claim by obtaining a license from the plaintiff covering the disputed intellectual property rights. We cannot provide any assurances, however, that under such circumstances a license, or any other form of settlement, would be available on reasonable terms or at all.

Our business involves risks of liability claims for media content, which could adversely affect our business, results of operations and financial condition.

As a creator and distributor of media content, we may face potential liability for:

●	defamation;

●	invasion of privacy;

●	negligence;

●	copyright or trademark infringement (as discussed above); and

●	other claims based on the nature and content of the materials distributed.

These types of claims have been brought, sometimes successfully, against producers and distributors of media content. Any imposition of liability that is not covered by insurance or is in excess of insurance coverage could have a material adverse effect on our business, results of operations and financial condition.

Piracy of motion pictures, including digital and Internet piracy, may reduce the gross receipts from the exploitation of our films.

Motion picture piracy is extensive in many parts of the world, including South America, Asia, and former Eastern bloc countries, and is made easier by technological advances and the conversion of motion pictures into digital formats. This trend facilitates the creation, transmission and sharing of high quality unauthorized copies of motion pictures in theatrical release on DVDs, Blu-Ray discs, from pay-per-view through set top boxes and other devices and through unlicensed broadcasts on free television and the internet. The proliferation of unauthorized copies of these products is expected to have an adverse effect on our business to the extent we are successful in expanding our business into film distribution, whether for clients or for our own account. Additionally, in order to contain this problem, we may have to implement elaborate and costly security and anti-piracy measures, which could result in significant expenses and losses of revenue. We cannot provide any assurance that even the highest levels of security and anti-piracy measures will prevent piracy. In particular, unauthorized copying and piracy are prevalent in countries outside of the U.S., Canada and Western Europe, whose legal systems may make it difficult for us to enforce our intellectual property rights. While the U.S. government has publicly considered implementing trade sanctions against specific countries that, in its opinion, do not make appropriate efforts to prevent copyright infringements of U.S. produced motion pictures, there can be no assurance that any such sanctions will be enacted or, if enacted, will be effective. In addition, if enacted, such sanctions could impact the amount of revenue that we realize from the international exploitation of motion pictures. If no embargoes or sanctions are enacted, or if other measures are not taken, we may lose revenue as a result of motion picture piracy.

Our success depends on certain key employees.

Our success depends to a significant extent on the performance of a number of senior management personnel, including in particular Mr. Scotti and Mr. Takats. As our business expands it will also depend upon other key employees, including production and creative personnel. We do not currently have significant “key person” life insurance policies for any of our employees. We have entered into employment agreements with Mr. Scotti and Mr. Takats. However, although it is standard in the motion picture industry to rely on employment agreements as a method of retaining the services of key employees, these agreements cannot assure us of the continued services of such employees. In addition, competition for the limited number of business, production and creative personnel necessary to create and distribute our entertainment content as we expand our business is intense and may grow in the future. Our inability to retain or successfully replace where necessary members of our senior management and other key employees could have a material adverse effect on our business, results of operations and financial condition.

To be successful, we need to attract and retain qualified personnel.

Our success in our effort to expand our business will depend to a significant extent on our ability to identify, attract, hire, train and retain qualified professional, creative, technical and managerial personnel. Competition for the caliber of talent required to market and distribute our motion pictures continues to increase. We cannot provide assurance that we will be successful in identifying, attracting, hiring, training and retaining such personnel in the future. If we are unable to hire, assimilate and retain qualified personnel in the future, such inability would have a material adverse effect on our business, results of operations and financial condition.

Risks Related to Our Common Stock

Our Common Stock may be considered a “penny stock” and may be difficult to sell.

The SEC has adopted regulations which generally define “penny stock” to be an equity security that has a market or exercise price of less than $5.00 per share, subject to specific exemptions. The market price of our Common Stock is below $5.00 per share and therefore is a “penny stock” according to SEC rules. This designation requires any broker or dealer selling these securities to disclose certain information concerning the transaction, obtain a written agreement from the purchaser and determine that the purchaser is reasonably suitable to purchase the securities. These rules may restrict the ability of brokers or dealers to sell our Common Stock and may affect the ability of our stockholders to sell their shares. In addition, since our Common Stock is trading on the OTC Bulletin Board, our stockholders may find it difficult to obtain accurate quotations of our Common Stock and may experience a lack of buyers to purchase such stock or a lack of market makers to support the stock price.

We cannot assure you that following the strategic transaction with Sycamore Films, our common stock will be listed on NASDAQ or any other securities exchange.

Following the strategic transaction with Sycamore Films we may seek to qualify our common stock for listing on NASDAQ or the American Stock Exchange. However, we cannot assure you that following such a transaction, we will be able to meet the initial listing standards of either of those or any other stock exchange, or that we will be able to maintain a listing of our common stock on either of those or any other stock exchange. After completing a business combination, until our common stock is listed on the NASDAQ or another stock exchange, we expect that our common stock will continue to trade on the OTC Bulletin Board, another over-the-counter quotation system, or on the “pink sheets,” where our stockholders may find it more difficult to dispose of shares or obtain accurate quotations as to the market value of our common stock. In addition, we would be subject to an SEC rule that, if it failed to meet the criteria set forth in such rule, imposes various practice requirements on broker-dealers who sell securities governed by the rule to persons other than established customers and accredited investors. Consequently, such rule may deter broker-dealers from recommending or selling our common stock, which may further affect its liquidity. This would also make it more difficult for us to raise additional capital following a business combination.

Our principal stockholders and management own a significant percentage of our stock and will be able to exercise significant influence over our affairs.

Our executive officer, current directors and holders of five percent or more of our common stock own a significant portion of our common stock. These stockholders significantly influence the composition of our Board of Directors, retain the voting power to approve some matters requiring stockholder approval and continue to have significant influence over our operations. The interests of these stockholders may be different than the interests of other stockholders on these matters. This concentration of ownership could also have the effect of delaying or preventing a change in our control or otherwise discouraging a potential acquirer from attempting to obtain control of us, which in turn could reduce the price of our common stock.

If our stock price is volatile, purchasers of our common stock could incur substantial losses.

Our stock price is likely to be volatile. The stock market in general and the market for small healthcare companies in particular have experienced extreme volatility that has often been unrelated to the operating performance of particular companies.

We are at risk of securities class action litigation due to our stock price volatility.

We are at risk of being subject to securities class action lawsuits because our stock price has declined substantially since our July 2007 initial public offering. Securities class action litigation has often been brought against other companies following a decline in the market price of its securities. While no securities class action claims have been brought against us, it is possible that lawsuits will be filed based on such stock price declines naming our company, directors, and officers. Securities litigation could result in substantial costs, divert management’s attention and resources, and seriously harm our business, financial condition and results of operations.

If there are substantial sales of common stock, our stock price could decline.

If our existing stockholders sell a large number of shares of common stock or the public market perceives that existing stockholders might sell shares of common stock, the market price of our common stock could decline significantly.

The financial reporting obligations of being a public company and other laws and regulations relating to corporate governance matters place significant demands on our management and cause increased costs.

The laws and regulations affecting public companies, including the provisions of the Sarbanes-Oxley Act of 2002 and new rules adopted or proposed by the Securities and Exchange Commission, will result in ongoing costs to us as we comply with new and existing rules and regulations and respond to requirements under such rules and regulations. We are required to comply with many of these rules and regulations, and will be required to comply with additional rules and regulations in the future. With limited capital and human resources, management’s time and attention will be diverted from our business in order to ensure compliance with these regulatory requirements. This diversion of management’s time and attention as well as ongoing legal and compliance costs may have a material adverse effect on our business, financial condition and results of operations.

Anti-takeover defenses that we have in place could prevent or frustrate attempts to change our direction or management.

Provisions of our amended and restated certificate of incorporation and bylaws and applicable provisions of Delaware law may make it more difficult or impossible for a third party to acquire control of us without the approval of our Board of Directors. These provisions:

●	limit who may call a special meeting of stockholders;

●	establish advance notice requirements for nominations for election to our Board of Directors or for proposing matters that can be acted on at stockholder meetings;

●	prohibit cumulative voting in the election of our directors, which would otherwise permit holders of less than a majority of our outstanding shares to elect directors;

●	prohibit stockholder action by written consent, thereby requiring all stockholder actions to be taken at a meeting of our stockholders; and

●	provide our Board of Directors the ability to designate the terms of and issue new series of preferred stock without stockholder approval.

In addition, Section 203 of the Delaware General Corporation Law generally prohibits us from engaging in any business combination with certain persons who own 15% or more of our outstanding voting stock or any of our associates or affiliates who at any time in the past three years have owned 15% or more of our outstanding voting stock. These provisions may have the effect of entrenching our management team and may deprive stockholders of the opportunity to sell their shares to potential acquirers at a premium over prevailing prices. This potential inability to obtain a control premium could reduce the price of our common stock.

We do not intend to pay cash dividends on our common stock in the foreseeable future.

We have never declared or paid any cash dividends on our common stock or other securities, and we do not anticipate paying any cash dividends in the foreseeable future. Accordingly, our stockholders will not realize a return on their investment unless the trading price of our common stock appreciates. Our common stock price has depreciated significantly since our initial public offering and may continue to depreciate in value. The price of our common stock may never appreciate and our stockholders may never realize gain on their purchase of shares of our common stock.

Substantial future issuances of the Common Stock could depress our stock price.

The market price for the Common Stock could decline, perhaps significantly, as a result of issuances of a large number of shares of our Common Stock in the public market or even the perception that such issuances could occur. Under an existing registration rights agreement, certain holders of shares of Common Stock and other securities will have demand and piggy-back registration rights. Sales of a substantial number of these shares of our Common Stock, or the perception that holders of a large number of shares intend to sell their shares, could depress the market price of our Common Stock. The existence of such registration rights could also make it more difficult for us to raise funds through future offerings of our equity securities.

Our stockholders may experience additional dilution upon the exercise of warrants and options.

Pursuant to the promissory notes issued to Mr. Scotti and Mr. Takats, each has the option at any time over the six month period prior to the maturity of those notes to elect to convert the principal balance of their respective note into shares of our common stock at a conversion ratio based upon the current market price of our common stock immediately prior to the date of exercise of the conversion right. If either or both of Mr. Scotti and Mr. Takats were to exercise that conversion right, based upon the current market value of our stock of $0.008 per share, each would be entitled to receive 25,000,000 additional shares of our common stock, substantially diluting all other shareholders.

Insiders have substantial control over us and could delay or prevent a change in corporate control.

After the Merger, our directors, executive officers and principal stockholders, together with their affiliates, are expected to beneficially own, in the aggregate, a majority of our outstanding common stock. As a result, these stockholders, if acting together, may have the ability to determine the outcome of matters submitted to our stockholders for approval, including the election and removal of directors and any merger, consolidation or sale of all or substantially all of our assets. In addition, these persons, if acting together, will have the ability to control the management and affairs of our company. Accordingly, this concentration of ownership may harm the market price of our common stock by:

●	delaying, deferring or preventing a change in control of our Company;

●	impeding a merger, consolidation, takeover or other business combination involving our Company; or

●	discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of our Company.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis should be read in conjunction with Sweet Spot’s audited financial statements and notes thereto for years ending 2008 and 2009, and interim unaudited financial statements for the quarters ended January 31, 2009 and 2010, which appear elsewhere in this report. This discussion contains forward-looking statements reflecting our current expectations that involve risks and uncertainties. Actual results may differ materially from those discussed in these forward-looking statements due to a number of factors, including those set forth in the section entitled “Risk Factors” and elsewhere in this report.

The statements contained in this section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (“MD&A”), include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding our or our management’s expectations, hopes, beliefs, intentions or strategies regarding the future. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plan,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this MD&A are based on our current expectations and beliefs concerning future developments and their potential effects on the Company and Sycamore Films. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include those factors described in greater detail in Item IA of Part I, “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those anticipated in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Overview

The business of the Company will be accomplished through its wholly owned subsidiary, Sycamore Films, as described in greater detail in Item I, “Business Description.” Sycamore Films was created primarily for the purposes of acquiring Sweet Spot. As such, prior to the acquisition of Sweet Spot pursuant to the Merger Agreement dated March 17, 2010, Sycamore Films had no separate business operations and maintained no significant financial statements. Accordingly, the statements in this MD&A relating to historical financial information pertain to financial statements of Sweet Spot, while forward-looking statements relate to the projected expanded operations of Sycamore Films.

Prior to its acquisition by Sycamore Films, Sweet Spot has been operating primarily as an outside vendor for motion picture studios and video games producers that engaged Sweet Spot to develop and produce promotional campaigns for their films and video games. Sweet Spot derived its revenue from professional fees charged to customers for the production of trailers and television spots for the motion picture and video gaming industries (see Note 2 to Sweet Spot’s audited financial statements). Services of outside vendors similar to Sweet Spot are generally included in a motion picture or video game distribution/P&A budget. As such, the revenues of Sweet Spot have been dependent on the amount of projects produced by Sweet Spot’s customers, and the amount of distribution/P&A budget. Sweet Spot’s customers’ ability and willingness to produce and distribute new projects, in turn, depended on the availability and costs of financial capital for new projects and the general economic climate in the entertainment industry.

The general economic downturn in the national economy at the end of 2008, with significantly reduced sources of financing being its major consequence, set in motion a chain of events that had adverse impact on the entertainment industry in general, and on Sweet Spot’s financial condition in particular. Without financial capital readily available for production and distribution of new motion pictures and video games, Sweet Spot’s customers have significantly reduced both the number of new projects and the sizes of the distribution/P&A’s budget. Decline in consumer confidence and consumer spending was another factor in scaling down their operations and budgets. To minimize costs, many video game producers and movie studios began producing their P&As in-house, rather than engaging outside vendors like Sweet Spot. As a result, companies like Sweet Spot have sustained downturn in their operations. Sweet Spot’s results of operations in 2008 and 2009 discussed in this MD&A section should be viewed in the context of these economic conditions and developments in the entertainment industry.

Results of Operations for the year ended October 31, 2008 and 2009

Revenues

Sweet Spot’s revenues declined from $1,108,435 in 2008 to $413,793 in 2009, causing the company to sustain net losses in both years. The decline in Sweet Spot’s revenues and operations is primarily attributable to the general conditions in the entertainment industry outlined above. Sweet Spot was particularly prone to industry changes due to Sweet Spot’s dependence on a few major clients (see Note 2 to Sweet Spot financial statements). Sweet Spot sustained a significant plunge in revenues when its major client (SEGA), as a cost-cutting measure, decided to produce their P&As in-house rather than retaining Sweet Spot. Sweet Spot sustained another drop in revenues when its major client, After Dark Films, in addition to reducing their general P&A budgets, made a corporate decision in 2009 to acquire fewer films, and produce more of their own movies. That second revenue drop is temporary, while After Dark Films’ projects are in the production stage. It is anticipated that Sweet Spot’s marketing and advertising services will be called upon once production on these films is completed. There have been no material failures in Sweet Spot’s particular products or services that may have accounted for any part of Sweet Spot’s revenue reduction.

Costs and Operating Expenses

Despite the decrease in revenues in 2009, Sweet Spot was able to minimize its net losses in 2009 in comparison to 2008 by adjusting to the shrinking demand for P&As through the process of cost optimization. Sweet Spot’s costs of revenue primarily consist of expenses relating to service providers used in the production process including personnel, licensing fees, and other costs allocable to the Sweet Spot’s projects. Sweet Spot’s operating expenses consist of selling and marketing (promotional) expenses and general and administrative expenses. Sweet Spot’s general and administrative expenses relate primarily to the compensation and associated costs for general and administrative personnel, professional fees, and other general overhead and facility costs.

In 2009, Sweet Spot’s costs and expenses have been reduced in all categories. Renegotiation of terms and conditions with Sweet Spot’s service providers resulted in reduction of cost of revenue ratio: in 2008, costs constituted 84% of revenues, whereas in 2009 this ratio was reduced to 73%. The resulting reduction of costs of revenue from $926,191 in 2008 to $304,009 in 2009 was largely due to a drastic reduction in compensation payments to Sweet Spot’s co-founders, Donald Scotti and Joseph Takats, who were compensated for their services primarily through their respective corporations, Red Cat Productions, Inc. and JRT Productions, Inc. Additionally, Sweet Spot’s promotional and marketing budget was reduced from $102,331 in 2008 to $44,248 in 2009, as Sweet Spot ceased to engage its public relationship consultant and enter in award shows or promotional catalogues. Finally, the general and administrative expenses have been cut almost in half, primarily through reduction in general overhead and supplies.

Sweet Spot’s financial statements do not account for legal and accounting costs that Sycamore Films and Sweet Spot has incurred as a result of the acquisition and merger transaction and the related preparation of audited statements and SEC filings, and will be incurring on an ongoing basis as part of compliance with public company’s obligations. Sycamore Films and Sweet Spot have incurred an estimated total of over $300,000 in legal fees and $45,000 in accounting fees to complete the merger of Sweet Spot in Sycamore Films and Sycamore Films’ subsequent acquisition by ImaRx. The Company’s compliance with a public company’s reporting obligations have been considered in creating Sycamore Films’ twelve months operating budget.

Results of Operations for the three months ended January 31, 2009 and 2010

The accompanying balance sheet of Sweet Spot as of January 31, 2010, the statements of operations and cash flows for the quarters ended January 31, 2009 and 2010, and the statement of stockholders’ deficit for the quarter ended January 31, 2010 are unaudited. Sweet Spot’s unaudited interim financial statements have been prepared on the same basis as the annual financial statements and, in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly Sweet Spot’s financial position, results of operations and cash flows for the quarters ended January 31, 2009 and 2010.

Sweet Spot’s unaudited statement of operations for the quarter ending on January 31, 2010 reflects a decrease in revenues compared to the quarter ending on January 31, 2009: from $230,014 to $128,986. However, the cost of revenue ratio has been significantly improved: for 2009, costs constituted approximately 78% of the revenues, whereas for 2010 this ration has been reduced to approximately 45%. This improvement can be explained by Sweet Spot’s further efforts to optimize their costs. As a result, despite a slight increase in Sweet Spot’s operating expenses (from $56,798 for 2009 to $71,230 for 2010), Sweet Spot s net loss has been reduced from $9,593 for the quarter ending on January 31, 2009, to $3,438 for the quarter ending on January 31, 2010. These unaudited results, however, may not reflect all accounts payable or receivable and are not necessarily indicative of the results to be expected for the year ending October 31, 2010 or for any other future year.

Liquidity and Capital Resources

Sweet Spot

Sweet Spot had no substantial cash or cash equivalents or other financial assets at the end of 2008 and 2009 and no significant working capital as of January 31, 2010. Sweet Spot’s unaudited interim financial statements for the period ending January 31, 2010 reflect $62,641 in cash and cash equivalents. Cash equivalents, according to Sweet Spot’s accounting practices, include all highly liquid investments purchased with a maturity of three months or less. Sweet Spot places its cash and cash equivalents with high credit quality financial institutions, but at times, maintains cash balances in excess of amounts insured by the United States government or its agencies. Sweet Spot’s financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should Sycamore Films be unable to continue as a going concern.

Sycamore Films

As successor of Sweet Spot, Sycamore Films presently has no material unused sources of liquid assets and Sycamore Films’ liquidity and capital resources are expected to derive primarily from completion of a line of credit transaction with a financier that is also an investor. It is anticipated that this line of credit will provide Sycamore Films with working capital of up to $8 million over the next twelve (12) months. The Company intends to engage an investment banker to assist with additional capital raising activities to occur in 2011. No assurance can be given that such funds will be raised or that the Company and Sycamore will have sufficient funds to expand its business activities as vigorously or as broadly as discussed above. The existing business activities of Sweet Spot, to be now conducted by Sycamore Films, will serve to provide a stable basis of operations for Sycamore Films as it expands its activities. Such expansion will be tied primarily to the rate and amount of funds the Company will raise in the next 12 to 24 months. The Company’s and Sycamore Films’ ability to continue as a going concern is dependent upon obtaining additional capital and generating positive cash flows from operations. We have received an audit report from our independent registered accounting firm containing an explanatory paragraph stating that our historical recurring losses from operations raises substantial doubt about our ability to continue as a going concern.

Off-Balance Sheet Arrangements

As of October 31, 2008 and 2009 and January 31, 2010, Sweet Spot did not have any relationships with unconsolidated entities or financial partnerships, such as entities often referred to as structured finance or special purpose entities, which would have been established for the purpose of facilitating off-balance sheet arrangements or other contractually narrow or limited purposes. Sycamore Films similarly has no plans for engaging in off-balance sheet arrangements.

Critical Accounting Policies and Management Estimates

This management’s discussion and analysis of the Company’s, Sycamore Films’ and Sweet Spot’s financial condition and results of operations are based on Sweet Spot’s financial statements, which have been prepared in accordance with the standards of the Public Company Accounting Oversight Board (United States). The preparation of these financial statements required us to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosed amounts of contingent assets and liabilities and our reported revenue and expenses. Sweet Spot’s audits included consideration of internal control over financial reporting as a basis for designing audit procedures that were appropriate in the circumstances, but not for the purpose of expressing auditors’ opinion on the effectiveness of Sweet Spot’s internal control over financial reporting, nor have the auditors provided such an opinion. The audits also included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

We believe that the following accounting policies are critical to a full understanding of our reported financial results. Sweet Spot’s significant accounting policies are more fully described in Note 2 of Sweet Spot’s audited financial statements.

Revenue Recognition

Sweet Spot derives its revenue from professional fees charged to customers for the production of trailers and television spots for the motion picture and video gaming industries. Sweet Spot enters into fixed-price arrangements with its customers. To date, there have been no time and materials contracts. Sweet Spot recognizes revenue in accordance with Accounting Standards Codification 605-35, Revenue Recognition, Construction-Type and Production-Type Contracts (formerly Statement of Position No. 81-1). Accordingly, Sweet Spot records its revenue using the percentage-of-completion method of accounting. Under the percentage-of-completion method, revenues are recorded based on actual costs incurred to the total costs expected to be incurred at the completion of the contract.

If, in the future, Sycamore Films enters into time and materials contracts, Sycamore Films will recognize revenue as the services are performed based on the contractual billing rates.

Sweet Spot defers revenue when cash has been received from the customer and the arrangement does not qualify for revenue recognition under Sweet Spot’s policy. These amounts are reflected as deferred revenue on the accompanying balance sheets. Sweet Spot records accounts receivable when the arrangement qualifies for revenue recognition or Sweet Spot has a contractual billing right.

Revenue is recognized net of estimated sales returns and allowances. If actual sales returns and allowances are greater than estimated by management, additional expense may be incurred. In determining the estimate for sales allowances, Sweet Spot relies upon historical experience and other factors, which may produce results that vary from estimates. To date, the estimated sales returns and allowances have varied within ranges consistent with management’s expectations and have not been significant.

Accounts Receivable, Allowance for Doubtful Accounts and Concentrations

Sweet Spot provides credit to customers throughout the United States. In these instances, Sweet Spot performs limited credit evaluations of its customers and does not obtain collateral with which to secure its accounts receivable. Accounts receivable, if any, are reported net of an allowance for doubtful accounts, which is management’s best estimate of potential credit losses. Sweet Spot’s allowance for doubtful accounts is based on historical experience, but management also takes into consideration customer concentrations, creditworthiness, and current economic trends when evaluating the adequacy of the allowance for doubtful accounts. As of October 31, 2008, 2009, and January 31, 2010, the allowance for doubtful accounts was $10,000, $14,300, and $14,300, respectively.

Stock-Based Compensation

To date, Sweet Spot has not recorded any stock-based compensation as it has not issued any stock-based awards. Sycamore Films will recognize stock-based compensation expense related to employee option and restricted stock grants in accordance with Accounting Standards Codification 718 Compensation — Stock Compensation (“ASC 718”). This standard requires Sycamore Films to record compensation expense equal to the fair value of awards granted to employees.

Income Taxes

Deferred income tax assets and liabilities are computed for temporary and permanent differences between the financial statements and income tax bases of assets and liabilities. Such deferred income tax asset and liability computations are based on enacted tax laws and rates applicable to years in which the differences are expected to reverse. Income tax expense is the tax payable or refundable for the year plus or minus the change during the year in deferred income tax assets and liabilities. A valuation allowance is established, when necessary, to reduce deferred income tax assets to the amount that is more likely than not to be realized.

In July 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, which has been codified into Accounting Standards Codification 740. This pronouncement clarifies the accounting for uncertainty in income taxes recognized in the financial statements. This pronouncement also provides a recognition threshold and measurement process for recording in the financial statements uncertain tax positions taken or expected to be taken in Sweet Spot’s tax return. This standard further provides guidance on derecognition, classification, interest and penalties, accounting in interim periods and disclosure requirements for uncertain tax positions. Sweet Spot retroactively adopted the provision of this accounting standard on November 1, 2007 as financial statements had not been previously issued for Sweet Spot. The adoption did have a significant impact on Sweet Spot’s results of operations, cash flows, or financial position.

Derivative Financial Instruments

Derivative financial instruments, as defined in SFAS No. 133, Accounting for Derivative Financial Instruments and Hedging Activities (“FAS 133”), codified into ASC 815, consist of financial instruments or other contracts that contain a notional amount and one or more underlying features (e.g. interest rate, security price or other variable), require no initial net investment and permit net settlement. Derivative financial instruments may be free-standing or embedded in other financial instruments. Further, derivative financial instruments are initially, and subsequently, measured at fair value and recorded as liabilities or, in rare instances, assets.

The Company does not use derivative financial instruments to hedge exposures to cash-flow, market or foreign-currency risks. However, the Company recently issued convertible promissory notes to the former shareholders of Sweet Spot with features that initially appear to be either (i) not afforded equity classification, (ii) embody risks not clearly and closely related to host contracts, or (iii) may be net-cash settled by the counterparty. As required by FAS 133, in certain instances, these instruments are required to be carried as derivative liabilities, at fair value, in our financial statements.

The Company is currently determining the impact of the promissory note issuances totaling $400,000 and will adopt the appropriate accounting policy upon final determination. If ultimately determined that an embedded conversion feature is present the Company will also determine the appropriate valuation technique (and combinations thereof) that are considered to be consistent with objectively measuring fair values. In selecting the appropriate technique, consideration will be given to, among other factors, the nature of the instrument, the market risks that it embodies and the expected means of settlement. Estimating fair values of derivative financial instruments requires the development of significant and subjective estimates that may, and are likely to, change over the duration of the instrument with related changes in internal and external market factors. In addition, option-based techniques are highly volatile and sensitive to changes in the trading market price of our common stock, which has a high-historical volatility. Since derivative financial instruments are initially and subsequently carried at fair values, the Company’s operating results will reflect the volatility in these estimate and assumption changes.

Recent Accounting Pronouncements

In May 2009, the FASB issued SFAS No. 165, Subsequent Events, which has been codified into Accounting Standards Codification 855. The guidance includes new terminology for considering subsequent events and has required disclosure on the date through which an entity has evaluated subsequent events. The standard is effective for interim or annual periods ending after June 15, 2009. The adoption did not have a significant impact on Sweet Spot's results of operations, cash flows, or financial position.

In January 2010, the FASB amended authoritative guidance for improving disclosures about fair-value measurements. The updated guidance requires new disclosures about recurring or nonrecurring fair-value measurements including significant transfers into and out of Level 1 and Level 2 fair-value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair-value measurements. The guidance also clarified existing fair-value measurement disclosure guidance about the level of disaggregation, inputs, and valuation techniques. The guidance became effective for interim and annual reporting periods beginning on or after December 15, 2009, with an exception for the disclosures of purchases, sales, issuances and settlements on the roll-forward of activity in Level 3 fair-value measurements. Those disclosures will be effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The Company does not expect that the adoption of this guidance will have a material impact on the financial statements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of (or options and warrants exercisable within 60 days of) April 30, 2010, by: (a) all those known by us to be beneficial owners of more than five percent of our common stock; (b) each current director; (c) each of the named executive officers; and (d) all of our executive officers and directors as a group. This table lists applicable percentage ownership based on 91,042,468 shares of common stock outstanding as of April 30, 2010.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security, and includes shares underlying options and warrants that are currently exercisable or exercisable within 60 days after the measurement date. This table is based on information supplied by officers, directors and principal stockholders. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below, based on the information each of them has given to us or that is otherwise publicly available, have sole investment and voting power with respect to their shares, except where community property laws may apply.

Options and warrants to purchase shares of our common stock that are exercisable within 60 days after April 30, 2010 are deemed to be beneficially owned by the persons holding these options and warrants and outstanding for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage.

Except as otherwise indicated, the address of the security and stockholders listed below is 6860 Lexington Avenue, Los Angeles, CA 90038.

	Shares	Percentage
	Beneficially	of Common Stock
Name of Beneficial Owner	Owned	Beneficially Owned
Edward Sylvan, CEO and Director	48,419,808	53%
Terry Sylvan, Vice President, Corporate Communications and Director	14,767,765	16%
Joseph Takats, Director, Senior Executive Vice President (1)	2,307,463	2.5%
Donald Scotti, Director, President (2)	2,307,463	2.5%
Michael Doban, Chief Operating Officer and Director	922,985	1.0%
All directors and executive officers as a group (5 persons)(3)	68,725,484	75.50%

(1)
Includes 2,307,463 shares of common stock held by JRT Productions, Inc. Mr. Takats is the sole stockholder of JRT Productions and as such has sole voting, dispositive and investment control over such securities.

(2)
Includes 2,307,463 shares of common stock held by Red Cat Productions, Inc. Mr. Scotti is the sole stockholder of Red Cat Productions and as such has sole voting, dispositive and investment control over such securities.

(3)	Includes shares described in footnotes (1) – (2)

Changes in Control

There are no change of control agreements in effect with respect to the outstanding shares of common stock of ImaRx. However, as part of the Transaction, ImaRx entered into a pledge and security agreement with respect to all of the shares of Sycamore Films acquired by ImaRx in the transaction. Because these shares represent the primary asset of ImaRx a description of the pledge transaction is provided below.

In addition to the issuance of shares of ImaRx common stock under the terms of the Stock Purchase Agreement to each of Red Cat Productions, Inc. and JRT Productions, Inc. in exchange for all the shares of Sycamore Films common stock held by each of them, ImaRx also executed and delivered to each of Red Cat and JRT a promissory note in the principal amount of $200,000. Each $200,000 promissory note is secured by a first priority perfected pledge of 50% of the shares of stock of Sycamore Films owned by ImaRx. As a result, all of the shares of Sycamore Films held by ImaRx are pledged to secure the obligations represented by both $200,000 promissory notes. Pursuant to the terms of the pledge and security agreement ImaRx may not, among other things, without the prior written consent of JRT and Red Cat, sell, gift, pledge, exchange or otherwise dispose of any of the Sycamore Films shares, cause or permit Sycamore Films to make any change in its capital structure or issue or create any stock or other equity interest, or take or fail to take any action which would in any manner impair the value of the Sycamore Films shares. In the event ImaRx defaults on the payment of either or both of the $200,000 promissory notes, and such default is not cured within the applicable cure period, Red Cat and/or JRT may exercise in respect of the Sycamore Films shares pledged as security for the notes, in addition to other rights and remedies they may have, all of the rights and remedies of a secured party on default under the Uniform Commercial Code and also may sell the Sycamore Films shares or any part thereof at public or private sale. In the event that the proceeds of any such sale is insufficient to pay all outstanding indebtedness remaining on the notes, ImaRx may be liable for the deficiency, together with interest. The pledge agreement will terminate upon the earliest of ImaRx’s receipt of notice expressly stating that neither JRT or Red Cat any longer claims any security interest in the Sycamore Films shares, or the transfer of the proceeds of the sale of the Sycamore Films shares subsequent to the liquidation sale of such shares and payment of any outstanding deficiency, or the payment in full of each of the promissory notes. In the event of such an event, ImaRx could lose all or a portion of its ownership interest in Sycamore Films.

DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors is responsible for the overall management of the Company and elects executive officers who are responsible for administering the Company’s day-to-day operations.

In connection with the Transaction, the following persons were elected to serve as executive officers and directors of ImaRx Therapeutics:

Name	Position	Age	Director Since
Donald J. Scotti	Director and President	61	2010
Joseph R. Takats	Director and Senior Executive Vice President, Treasurer	45	2010
Edward Sylvan	Chairman, Director and Chief Executive Officer	41	2010
Terry Sylvan	Director and Senior Executive Vice President, Corporate Communications	43	2010
Michael Doban	Director and Chief Operating Officer	57	2010

Donald J. Scotti. Mr. Scotti, age 61, has served as President and a director of our company since May 2010. From 2006 through 2010, Mr. Scotti served as Chief Executive Officer and President of Sweet Spot Productions, Inc., a motion picture marketing company of which Mr. Scotti was a significant shareholder. He was Senior Producer of Alkemi Entertainment in 2006. From 1998 through 2005, Mr. Scotti served in various positions at Kaleidoscope Films Group, including Producer and Vice President. We believe that Mr. Scotti’s extensive management experience in the motion picture marketing industry, as well as his leadership skills and creative ability, support the conclusion that he should serve as one of our directors.

Joseph R. Takats. Mr. Takats, age 45, has served as Senior Executive Vice President, Treasurer and a director of our company since May 2010. From September 2007 through April 2010, Mr. Takats served as Creative Director of Sweet Spot Productions, Inc., a motion picture marketing company of which Mr. Takats was a significant shareholder. He was Executive Vice President of Marketing for After Dark Films and Autonomous Films from January 2007 through September 2007. Mr. Takats also served as Creative Director for Alkemi Entertainment from June 2003 through December 2006 and Creative Director of Miramax Films from 1993 through 1998. Mr. Takats has received several awards and nominations in the motion picture marketing industry, including Hollywood Reporter Key Arts Awards and a Golden Trailer award. We believe that Mr. Takats’ significant experience within the motion picture marketing industry, as well as his management skills and creative ability, support the conclusion that he should serve as one of our directors.

Edward Sylvan. Mr. Sylvan, age 41, has served as Chairman & CEO of our company since May 2010. From 2002 up to the present Mr. Sylvan has been providing consulting services to small cap startup companies in the areas of corporate structure and finance through his privately held company Silau II Holdings Ltd. From 2000 to 2002 he was a company director with responsibilities in finance and corporate development at Beco International, a corporate finance and investor relations firm. While at Beco, he also served on the board of directors for the junior mining companies Solitaire Minerals and First Narrows Resources where he was responsible for raising capital and sourcing strategic acquisitions and partnerships. Mr. Sylvan is an active manager and lead investor with more than 20 years experience in the securities industry. Mr. Sylvan’s has worked as an equity trader for Marathon Brokerage, one of Canada’s leading junior mining investment bank and one of the most active trading firms in North America. He was one of the youngest equities traders and retail stockbroker for Scotia McLeod, a leading financial institution in Canada. We believe that Mr. Sylvan’s extensive experience in the financial industry and capital markets, as well as his leadership skills and creative ability, support the conclusion that he should serve as one of our directors.

Terry Sylvan. Mr. Sylvan, age 43, has served as Executive Vice President Corporate Communication of our company since May 2010. From 2007 up to the present Mr. Sylvan has been a partner in the Vancouver based advertising agency SterlingKlor Communications where he co-manages client development, business strategy and account management of marketing programs for a diverse list of B2B sector clients. From 1996 to 2007 Mr. Sylvan served as a Senior Strategic Planner and Account Director where he developed and managed traditional mass marketing, brand strategy and new media campaigns at various communications agencies including BBDO, DDB and McCann Terry. We believe that Mr. Sylvan’s extensive experience in the communications industry and capital markets, as well as his leadership skills and creative ability, support the conclusion that he should serve as one of our directors.

Michael Doban. Mr. Doban, age 57, has served as Director and Chief Operating Officer of our company since May 2010. From 1995 to present Mr. Doban has worked as an international cinema and film consultant specializing in all aspects of motion picture marketing and distribution. From 2003 to 2006, Mr. Doban was a co-founder of Freestyle Releasing a United States domestic theatrical distribution company. From 1992 to 1995 Mr. Doban also served as a Senior vice President for United Artist Theatres International and from 1982 to 1992 he served as Senior Vice President Film Programming for United Artist Theatres. We believe that Mr. Doban’s significant experience within the motion picture marketing industry, as well as his management skills and creative ability, support the conclusion that he should serve as one of our directors.

Arrangements Regarding Appointment as a Director

Pursuant to the terms of the Stock Purchase Agreement, ImaRx has agreed that during the time that JRT Productions and Red Cat Productions own not less than 250,000 shares of ImaRx’s common stock, to the extent permissible by applicable law and listing regulations, each of Mr. Scotti and Mr. Takats shall be nominated annually as members of the Board of Directors of ImaRx and that during that time the size of the Board of Directors shall not be more than seven (7) members. Additionally, in accordance with the terms of the Merger Agreement each of Mr. Scotti and Mr. Takats were appointed to the Board of Directors of Sycamore Films.

Family Relationships

Edward Sylvan and Terry Sylvan are brothers.

Shareholders Agreement

On May 14, 2010, the Company’s shareholders collectively holding approximately 75% of the Company’s voting stock, specifically, Edward Sylvan, Terry Sylvan, Michael Doban , JRT Productions, Inc., and Red Cat Productions, Inc., (the “Shareholders”), have agreed that, as long as Red Cat and JRT each own at least 250,000 shares of the Company’s common stock prior to the reverse 2:1 stock split, the Shareholders shall take all actions as are reasonably necessary to elect Don Scotti and Joe Takats to the Board of Directors of the Company and Sycamore Films. The Shareholders further agreed that, so long as Don Scotti and Joseph Takats remain directors on the Company’s Board of Directors, the Shareholders will vote all their shares of the Company’s common stock against any resolution or amendment of the Company’s Certificate of Incorporation or Bylaws, or any other transaction, that would cause the membership of the Company’s Board to exceed seven (7) directors, unless Don Scotti and Joe Takats approve a different vote as to any such action. As of the date of the Agreement, Edward Sylvan held approximately 53% of the Company’s voting stock, Terry Sylvan — 16%, Michael Doban — 1%, and JRT and Red Cat each held 2.5%.

EXECUTIVE COMPENSATION

The Executive Compensation information provided herein with respect to Mr. Scotti and Mr. Takats represents compensation paid to them by Sweet Spot Productions up to the closing of the Transaction. The Executive Compensation information provided herein with respect to Mr. Edward Sylvan and Mr. Terry Sylvan represents compensation paid to them by Sycamore Films up to the closing of the Transaction. Compensation earned by former executive officers of ImaRx is not included as it is not relevant to an understanding of the current operations of the Company.

Summary Compensation Table

The following table summarizes the compensation that was earned by, or paid or awarded to, the named executive officers of the Company and Sycamore Films and includes compensation paid to them prior to the Transaction.

Summary Compensation Table

			All Other
Name and Principal Position	Fiscal Year	Salary ($)	Compensation ($) (1)		Total ($)
Donald J. Scotti, President and Director	2009	$—	$62,000	(2)	$62,000
	2008	$—	$250,000	(3)	$250,000

Joseph R. Takats, Senior Executive Vice President and Director	2009	$—	$79,137		$79,137
	2008	$—	$250,000	(4)	$250,000

Edward Sylvan, CEO and Director (5)	2009	$—	—		$0
	2008	$—	—		$0

Terry Sylvan, Vice President and Director (5)	2009	$—	—		$0
	2008	$—	—		$0

Michael Doban, Chief Operating Officer and Director	2009	$—	—		$0
	2008	$—	—		$0

(1)
Includes all other compensation not reported in the preceding columns, including perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is less than $10,000.

(2)
Includes $62,000 received by Mr. Scotti from Red Cat Productions, Inc. in 2009 for services rendered to the Company by Red Cat Productions through its sole shareholder, Mr. Scotti. Red Cat Productions was a 50% shareholder of the Company prior to the Transaction.

(3)
Includes $250,000 received by Mr. Scotti from Red Cat Productions, Inc. in 2008 for services rendered to the Company by Red Cat Productions through its sole shareholder, Mr. Scotti. Red Cat Productions was a 50% shareholder of the Company prior to the Transaction.

(4)
Includes $162,500 received by Mr. Takats from ShineOla Films, LLC in 2008 for services rendered to the Company by ShineOla Films through its sole shareholder, Mr. Takats. ShineOla Films is a predecessor of JRT Productions, Inc which was a 50% shareholder of the Company prior to the Transaction.

(5)	Neither Edward Sylvan or Terry Sylvan received any remuneration for their services rendered to Sycamore Films prior to the Transaction.

Employment Contracts

Agreements with our Named Executive Officers

The following is a description of selected terms of the agreements that we have entered into with our named executive officers, as such terms relate to the compensation reported and described in this report.

Employment Agreement with Donald J. Scotti, President

Base Compensation. The agreement provides for an annual salary of $200,000 from inception of this agreement on May 14, 2010 through the term of the agreement ending May 14, 2013, unless the agreement is earlier terminated according to the terms of the agreement. The agreement also provides for annual compensation reviews.

Bonus. The agreement provides that Mr. Scotti is entitled to an annual bonus payment equal to four percent (4%) of the consolidated net profits of the Company and its subsidiaries in excess of $5,000,000, payable at the end of each calendar year.

Gross Up Payments. The agreement provides that Mr. Scotti is entitled to gross-up payments in the event any amount we pay him would be subject to the excise tax imposed by the Internal Revenue Service.

Stock Option Plans. The agreement provides that Mr. Scotti is entitled to participate in all of the stock option plans available to our employees in effect from time to time.

Perquisites. The agreement provides that during the period of employment, that Mr. Scotti is entitled to six (6) weeks of paid vacation per year, and any unused vacation time may be carried over from year to year. Mr. Takats [Scotti] is also entitled to an automobile allowance in the amount of $750.00 a month during the first six months of employment, and $1,500.00 per month thereafter, which allowance includes the cost of insurance, maintenance and repair.

Term and Termination. The initial term of the agreement is for a period of three years commencing on the Closing of the Transaction. Thereafter, Mr. Scotti shall be an employee-at-will. During the term of the agreement the Company may only terminate the employment agreement for cause.

Noncompetition. Mr. Scotti has agreed that during the term of employment he will not directly compete with us or our business. However, if we breach any covenant owed to Mr. Scotti, or certain other individuals and entities, without curing such breach within 60 days, Mr. Scotti’s noncompetition obligations will be null and void.

Employment Agreement with Joseph R. Takats, Senior Executive Vice President, Treasurer

Base Compensation. The agreement provides for an annual salary of $200,000.00 from inception of this agreement on May 14, 2010 through the term of the agreement ending May 14, 2013, unless the agreement is earlier terminated according to the terms of the agreement. The agreement also provides for annual compensation reviews.

Bonus. The agreement provides that Mr. Takats is entitled to an annual bonus payment equal to four percent (4%) of the consolidated net profits of the Company and its subsidiaries in excess of $5,000,000, payable at the end of each calendar year.

Gross Up Payments. The agreement provides that Mr. Takats is entitled to gross-up payments in the event any amount we pay him would be subject to the excise tax imposed by the Internal Revenue Service.

Stock Option Plans. The agreement provides that Mr. Takats is entitled to participate in all of the stock option plans available to our employees in effect from time to time.

Perquisites. The agreement provides that during the period of employment, that Mr. Takats is entitled to six (6) weeks of paid vacation per year, and any unused vacation time may be carried over from year to year. Mr. Takats [Scotti] is also entitled to an automobile allowance in the amount of $750.00 a month during the first six months of employment, and $1,500.00 per month thereafter, which allowance includes the cost of insurance, maintenance and repair.

Term and Termination. The initial term of the agreement is for a period of three years commencing on the Closing of the Transaction. Thereafter, Mr. Takats shall be an employee-at-will. During the term of the agreement the Company may only terminate the employment agreement for cause.

Noncompetition. Mr. Takats has agreed that during the term of employment he will not directly compete with us or our business. However, if we breach any covenant owed to Mr. Takats, or certain other individuals and entities, without curing such breach within 60 days, Mr. Takats’ noncompetition obligations will be null and void.

Director Compensation

Currently, our directors do not receive compensation for attending meetings of the Board or committee meetings, Following the Merger, it is anticipated that each non-employee director will receive a reasonable amount to be determined for each Board or committee meetings attended in person or by electronic means. Directors are also reimbursed for out-of pocket travel and other expenses incurred in attending Board and/or committee meetings. In addition, non-employee directors may be engaged by the Company to perform consulting services from time to time and receive compensation for such services as negotiated with the Company.

The table below provides additional information with respect to compensation paid to the Company’s directors during fiscal 2009: The Director Compensation information provided herein with respect to Mr. Scotti and Mr. Takats represents compensation paid to them by Sweet Spot Productions up to the closing of the Transaction. The Director Compensation information provided herein with respect to Mr. Edward Sylvan, Mr. Terry Sylvan and Mr. Michael Doban represents compensation paid to them by Sycamore Films up to the closing of the Transaction.

	Fee Earned or	Stock	Option	Other
	Paid in Cash	Awards	Awards	Compensation	Total
Name(1)	($)	($)	($)	($)	($)
Donald J. Scotti	—	—	—	—	$0.00
Joseph R. Takats	—	—	—	—	$0.00
Edward Sylvan	—	—	—	—	$0.00
Terry Sylvan	—	—	—	—	$0.00
Michael Doban	—	—	—	—	$0.00

Incentive Plans

Upon the close of the Merger, it is anticipated that ImaRx’s existing stock option plan will be terminated and no further options will be granted under the plan. The Company’s Board of Directors may approve a long term incentive plan subsequent to the close of the Transaction, which may authorize the Board, or a committee thereof, to provide equity-based compensation in the form of stock options, restricted stock and other stock-based awards, which will be used to attract and retain qualified employees, directors and consultants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Since January 1, 2008, neither ImaRx nor Sycamore Films have engaged in any transactions with our executive officers, directors and holders of 5% or more of our stock in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years except as set forth below.

During 2008, the Company paid $250,000 to Red Cat Productions, Inc. for services rendered to the Company by Red Cat Productions Inc., through its sole shareholder, Mr. Scotti, a director and executive officer of the Company.

During 2008 the Company paid $162,500 to ShineOla Films, LLC for services rendered to the Company by ShineOla Films through its sole shareholder, Mr. Takats. ShineOla Films is a predecessor of JRT Productions, Inc which was a 50% shareholder of the Company prior to the Transaction. The Company directly paid Mr. Takats an additional $87,500 during fiscal 2008.

In addition to the issuance of shares of ImaRx common stock under the terms of the Stock Purchase Agreement to each of Red Cat Productions, Inc. and JRT Productions, Inc. in exchange for all the shares of Sycamore Films common stock held by each of them, ImaRx also executed and delivered to each of Red Cat and JRT a promissory note in the principal amount of $200,000. Mr. Scotti, a member of the Board of Directors and an executive officer of each of ImaRx and Sycamore Films owns all of the outstanding ownership interest of Red Cat and Mr. Takats, a member of the Board of Directors and an executive officer of each of ImaRx and Sycamore Films owns all of the outstanding ownership interest of JRT. The terms of each promissory note provide for the payment by ImaRx to each of Red Cat and JRT of $200,000 plus interest at an annual rate of 7% within six (6) months from the date of closing the Transaction. The outstanding balance of the notes may be converted at any time into shares of ImaRx common stock at the election of the Red Cat and JRT. The payment of each of the promissory notes is secured by a pledge of all of the shares of Sycamore Films held by ImaRx. As of the date of this report the entire principal amount of $200,000 remains outstanding on each promissory note.

Director Independence

Presently, we are not required to comply with the director independence requirements of any securities exchange. After closing the Transaction, our Board of Directors will review at least annually the independence of each director. During these reviews, our Board of Directors will consider transactions and relationships between each director (and his or her immediate family and affiliates) and our Company and its management to determine whether any such transactions or relationships are inconsistent with a determination that the director was independent. Our Board of Directors will conduct its annual review of director independence to determine if any transactions or relationships exist that would disqualify any of the individuals who then served as a director under the rules of a national securities exchange, or require disclosure under SEC rules. We anticipate that in determining whether our directors are independent, we intend to comply with the rules of The NASDAQ Stock Market. Although the Board of ImaRx has not made any formal determinations with respect to the independence of the directors, it is anticipated that none of the members of the ImaRx Board of directors will qualify as independent directors.

The Company does not have an audit, compensation or nominating committee at this time. The Company has not designated an Audit Committee Financial Expert.

MARKET PRICE AND DIVIDENDS ON IMARX’S COMMON EQUITY
AND RELATED STOCKHOLDER MATTERS

The ImaRx common stock is currently quoted on the Over the Counter Bulletin Board under the symbol “IMRX.OB”. From July 2007 to October 2008, ImaRx’s common stock was traded on the NASDAQ Capital Market under the symbol “IMRX”. Prior to that time, there was no public market for its common stock. The following table sets forth, for the periods indicated, the quarterly high and low sales prices per share of ImaRx’s common stock as reported by NASDAQ through October 22, 2008 and the Over the Counter Bulletin Board after October 22, 2008.

	High	Low
2010
First Quarter	$0.051	$0.008

2009
Fourth Quarter	$0.03	$0.006
Third Quarter	0.04	0.012
Second Quarter	0.03	0.01
First Quarter	0.035	0.01

2008
Fourth Quarter	$0.10	$0.04
Third Quarter	0.33	0.04
Second Quarter	0.84	0.16
First Quarter	2.17	0.36

Holders

As of May 17, 2010, there were 91,042,468 shares of Common Stock issued and outstanding held by approximately 313 holders of record of our Common Stock after the Closing of the Transaction.

Dividends

We have not declared or paid any cash dividends on Common Stock since our inception, and our Board of Directors currently intends to retain all earnings for use in the business for the foreseeable future. Any future payment of dividends will depend upon our results of operations, financial condition, cash requirements, and other factors deemed relevant by our Board of Directors.

Rule 144 Shares

SEC regulations regarding the sales of securities without registration pursuant to the exemption from registration are provided in SEC Rule 144 under the Securities Act. Under rule 144, stockholders who are non-affiliates of a publicly-reporting company that never was a “shell company” under SEC rules may be able to sell their shares of Common Stock under Rule 144 within six months after acquiring such shares, without any restrictions, other than such company continuing to remain current in the filing of its periodic reports with the SEC for an additional six months. Affiliates of that company also would be able to sell their shares under Rule 144, but would be subject to volume and trading limitations as under the prior Rule 144. Stockholders who purchase securities in a company that is or ever was a shell company or received their shares of Common Stock in a “reverse merger” with a shell company, which would apply to stockholders of the Company who acquired shares in the Transaction are subject to a modified holding period. In this case, the holding period continues until the longer of (i) six months from the date of acquiring the securities and (ii) the date which is one year following the date that the Company ceases to be a shell company and releases the information contained in this Form 8-K. In addition, if a company ever was a shell company, in order to utilize Rule 144 to effect a sale, the Company must have completed all its periodic report filings with the SEC during the 12-month period preceding such proposed sale. Therefore, all shares of Common Stock issued in connection with the Transaction, if not registered with the SEC, will not be transferable pursuant to Rule 144 until 12 months after the filing of this Form 8-K, provided that we remain current in the filing of our periodic reports during that period. Shares held by affiliates of the Company still will be subject to the volume and trading limitations of Rule 144, which will generally limit their sale to one percent of the number of shares of the Company’s Common Stock then outstanding, during any three-month period.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding outstanding awards and shares reserved for future issuance under ImaRx’s equity compensation plans as of December 31, 2009. All of the outstanding awards are held by former executive officers and directors of ImaRx.

	Number of		Number of securities
	securities to be		remaining available for
	issued upon	Weighted-average	future issuance under equity
	exercise of	exercise price of	compensation plans
	outstanding awards	outstanding awards	(excluding securities reflected
Plan Category	(a)	(b)	in column (a)) (c)

Equity compensation plans approved by security holders	340,685	$7.05	1,276,994
Equity compensation plans not approved by security holders	None	None	None
Total	340,685	$7.05	1,276,994

RECENT SALES OF UNREGISTERED SECURITIES [ITEM 701]

On May 14 , 2010 pursuant to an Agreement for the Purchase and Sale of Stock dated March 17, 2010 ImaRx issued 79,376,735 shares of its common stock to the Sycamore Films Stockholders in exchange for all of the outstanding shares of common stock of Sycamore Films. ImaRx believes that the issuance of its Common Stock in connection with the Stock Purchase Agreement was exempt from registration under Section 4(2) and Regulation D and Regulation S of the Securities Act.

DESCRIPTION OF COMPANY’S SECURITIES

Description of ImaRx Capital Stock

The ImaRx authorized capital stock consists of 100,000,000 shares of common stock, $0.0001 par value per share, and 5,000,000 shares of preferred stock, $0.0001 par value per share. The ImaRx common stock is currently quoted on the Over the Counter Bulletin Board under the symbol “IMRX.OB”.

Common Stock

As of May 17, 2010, 91,042,468 shares of our common stock were outstanding and held of record by 313 stockholders. In addition, as of December 31, 2009, 340,685 shares of our common stock were subject to outstanding options, and 873,913 shares of our common stock were subject to outstanding warrants.

Each share of our common stock entitles its holder to one vote on all matters to be voted on by our stockholders. Subject to preferences that may apply to any of outstanding preferred stock which may be issued in the future, holders of our common stock will participate equally in all dividends payable with respect to our common stock, if and when declared by our board of directors. If we liquidate, dissolve or wind up, the holders of common stock are entitled to share ratably in all distributions of assets subject to any liquidation rights and preferences of any of our outstanding preferred stock. Our common stock has no preemptive rights, conversion rights or other subscription rights or redemption or sinking fund provisions.

Preferred Stock

The ImaRx board of directors has the authority, without further action by our stockholders, to issue up to 5,000,000 shares of our preferred stock in one or more series. Our board of directors may designate the rights, preferences, privileges and restrictions of our preferred stock, including any qualifications, limitations or restrictions thereon. The issuance of our preferred stock could have the effect of restricting dividends on our common stock, diluting the voting power of our common stock, impairing the liquidation rights of our common stock, or delaying or preventing a change in control. Even the ability to issue preferred stock could delay or impede a change in control. No shares of our preferred stock are currently outstanding, and we currently have no plan to issue any shares of our preferred stock.

Warrants and Options

As of April 30, 2010 the following warrants were outstanding:

●
Warrant to purchase 2,281 shares of our common stock, at an exercise price of $13.75 per share. This warrant may be exercised at any time prior to the later of either January 16, 2011 or five years after our initial public offering.

●	Warrant to purchase an aggregate of 614 shares of our common stock at an exercise price of $35.00 per share. This warrant may be exercised at any time prior to March 6, 2011.

●	Warrant to purchase an aggregate of 1,000 shares of our common stock at an exercise price of $10.00 per share. This warrant may be exercised at any time prior to October 10, 2013.

●
Warrants to purchase an aggregate of 37,769 shares of our common stock at an exercise price of $10.00 per share issued pursuant to our March 2003 bridge financing. These warrants may be exercised from time to time prior to January 28, 2011.

●	Warrants to purchase an aggregate of 20,000 shares of our common stock at an exercise price of $20.00 per share. These warrants may be exercised at any time prior to September 27, 2015.

●	Warrants to purchase an aggregate of 74,996 shares of our common stock at an exercise price of $21.25 per share. These warrants may be exercised at any time prior to October 6, 2012.

●	Warrants to purchase an aggregate of 15,000 shares of our common stock at an exercise price of $20.00 per shares. These warrants may be exercised at any time prior to January 13, 2013.

●	Warrants to purchase an aggregate of 175,000 shares of our common stock at an exercise price of $5.75. These warrants may be exercised at any time prior to July 31, 2012

●	Warrants to purchase an aggregate of 496,589 shares of our common stock at an exercise price of $5.75. These warrants may be exercised at any time prior to July 31, 2012.

●	Options to purchase an aggregate of 340,685 shares of our common stock pursuant to our 2000 Stock Plan, with a weighted average exercise price of $7.05.

All of our outstanding warrants and options contain provisions for the adjustment of the exercise price and the number of shares issuable upon the exercise of the warrant or option in the event of stock dividends, stock splits, reorganizations, reclassifications and consolidations. In addition, certain of the warrants and options contain a net exercise provision.

Registration Rights

Red Cat Productions and JRT Productions, each the holder of 2,307,463 shares of ImaRx common stock are entitled to require us to register for resale under the Securities Act subject to certain limitations and restrictions, these shares and those shares received upon the conversion of the Promissory Notes into shares of the Company’s common stock. If during the first 365 days following the closing of the Transaction ImaRx proposes to register any of its stock pursuant to Section 5 of the Securities Act or other securities under the Securities Act in connection with the public offering of such securities, then each of Red Cat Productions and JRT Productions have a one-time piggyback registration right to have ImaRx include all or any of their shares of common stock in such registration. If ImaRx does not commence such a registration transaction during the first 365 days following the closing of the Transaction each of Red Cat Productions and JRT Productions shall have a one-time right to request that ImaRx register their shares of ImaRx common stock. These rights terminate with respect to Red Cat Productions and JRT Productions at such time as they may sell any of their shares of common stock freely, without registration and without restrictions regarding the quantity or manner of sale.

Option to Put ImaRx’s Common Stock.

Beginning on November 14, 2010, and continuing for a two year period immediately thereafter, the Put Period, JRT Productions and Red Cat Productions, and each of them have the right to require that, during any 90-day period following the first day of the Put Period, the Company purchase from each of them up to 25% of their shares of the total 2,307,463 shares of ImaRx common stock received by each of them under the Stock Purchase Agreement. They may exercise this put right, in whole or in part, at any time or from time to time during the two year period. If during any 90-day period either or both of JRT and Red Cat elect not to exercise the put right with respect to any of 25% of the shares which they are entitled to put, such shares may be put during the following 90-day period in addition to 25% of the shares that the they are entitled to put during such 90-day period. The price at which ImaRx shall be required to purchase the shares put to the Company shall be equal to $0.16 per share, subject to adjustment in the event of a stock split. The Company has the right to suspend the ability of either JRT or Red Cat to exercise their put rights during any period in which the Company is engaged in a capital raising transaction. In that event the term of the Put Period will be extended for an additional period equal to the period of the suspension.

Anti-Takeover Provisions

Delaware Anti-Takeover Law

We are subject to Section 203 of the Delaware General Corporation Law, which regulates, subject to some exceptions, acquisitions of publicly held Delaware corporations. In general, Section 203 prohibits us from engaging in a “business combination” with an “interested stockholder” for a period of three years following the date the person becomes an interested stockholder, unless:

●	our board of directors approved the business combination or the transaction in which the person became an interested stockholder prior to the date the person attained this status;

●
upon consummation of the transaction that resulted in the person becoming an interested stockholder, the person owned at least 85% of our voting stock outstanding at the time the transaction commenced, excluding shares owned by persons who are directors and also officers and issued under employee stock plans under which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

●
on or subsequent to the date the person became an interested stockholder, our board of directors approved the business combination and the stockholders other than the interested stockholder authorized the transaction at an annual or special meeting of stockholders by the affirmative vote of at least two-thirds of the outstanding stock not owned by the interested stockholder.

Section 203 defines a “business combination” to include:

●	any merger or consolidation involving us and the interested stockholder;

●	any sale, transfer, pledge or other disposition involving the interested stockholder of 10% or more of our assets;

●	in general, any transaction that results in the issuance or transfer by us of any of our stock to the interested stockholder;

●	any transaction involving us that has the effect of increasing the proportionate share of our stock owned by the interested stockholders; and

●	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges, or other financial benefits provided by or through us.

In general, Section 203 defines an “interested stockholder” as any person who, together with the person’s affiliates and associates, owns, or within three years prior to the time of determination of interested stockholder status did own, 15% or more of a corporation’s voting stock.

Certificate of Incorporation and Bylaw Provisions

Our amended and restated certificate of incorporation and bylaws include a number of provisions that may have the effect of deterring hostile takeovers or delaying or preventing changes in control or our management. These provisions include the following:

●	our board of directors can issue up to 5,000,000 shares of preferred stock, with any rights or preferences, including the right to approve or not approve an acquisition or other change in control;

●	our bylaws provide that our board of directors may be removed with or without cause by the affirmative vote of a majority of our stockholders;

●
our bylaws limit who may call a special meeting of stockholders to our board of directors, chairman of the board, president and one or more stockholders holding not less than 25% of all shares entitled to be cast on any issue proposed to be considered at that meeting;

●
our bylaws provide that stockholders seeking to present proposals before a meeting of stockholders or to nominate candidates for election as directors at a meeting of stockholders must provide timely advance written notice to us in writing;

●	our bylaws specify requirements as to the form and content of a stockholder’s notice;

●
our bylaws provides that, subject to the rights of the holders of any outstanding series of our preferred stock, all vacancies, including newly created directorships, may, except as otherwise required by law, be filled by the affirmative vote of a majority of our directors then in office, even if less than a quorum;

●	our bylaws provide that our board of directors may fix the number of directors by resolution;

●	our amended and restated certificate of incorporation provides that all stockholder actions must be effected at a duly called meeting of stockholders and not by written consent; and

●
our amended and restated certificate of incorporation does not provide for cumulative voting for our directors. The absence of cumulative voting may make it more difficult for stockholders owning less than a majority of our stock to elect any directors to our board.

Transfer Agent and Registrar

Registrar and Transfer Company has been appointed as the transfer agent and registrar for our common stock.

Lock-up Provisions

ImaRx’s former directors are subject to lock-up provisions relating to a total of 1,816,566 shares of Common Stock that they own, from the date of the closing of the Transaction until six months (6) after the date of the closing of the Transaction.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

ImaRx is a Delaware corporation. Section 145 of the Delaware General Corporation Law, or the DGCL, provides that a corporation may indemnify any person who is or was a director, officer, employee or agent of a corporation of an enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of being or having been in any such capacity, if he acted in good faith in a manner reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, except that with respect to an action brought by or in the right of the corporation, such indemnification is limited to expenses (including attorneys’ fees). Under the DGCL, Section 145 is not exclusive of other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

In addition, Section 102(b)(7) of the DGCL permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for any breach of the director’s duty of loyalty to the corporation or its stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for unlawful payments of dividends or unlawful stock repurchases, redemptions or other distributions, or for any transaction from which the director derived an improper personal benefit.

ImaRx’s amended and restated certificate of incorporation includes a provision that eliminates the personal liability of its directors for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL. ImaRx’s amended and restated certificate of incorporation requires indemnification of its directors and officers to the fullest extent permissible under the DGCL and the ImaRx’s amended and restated bylaws provide for indemnification of officers and directors to the fullest extent authorized by the DGCL.

ImaRx has entered into indemnification agreements with each of its pre-Transaction directors and officers and intends to enter into indemnification agreements with any new directors and officers in the future. The indemnification agreements set forth certain procedures that will apply in the event of a claim for indemnification thereunder. At present, no litigation or proceeding is pending that involves a director or officer of ImaRx regarding which indemnification is sought, nor is ImaRx aware of any threatened litigation that may result in claims for indemnification.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
ON ACCOUNTING AND FINANCIAL DISCLOSURE

The disclosures required by this section are hereby incorporated by reference to Item 4.01 contained in ImaRx’s Current Report on Form 8-K filed with the SEC on December 23, 2008 and to Item 4.01 contained in ImaRx’s Current Report on Form 8-K filed with the SEC on May 11, 2009.

FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

Items 1.01 and 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.01 Changes in Control of ImaRx

Items 1.01 and 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.06 Change in Shell Company Status

See Item 2.01 of this Current Report on Form 8-K, which is incorporated herein by reference. As a result of the Transaction described under Item 2.01 of this Current Report on form 8-K, the Company is no longer a shell company as the term is defined in Rule 12b-2 of the Exchange Act.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), Sweet Spot audited financial statements for the fiscal years ended December 31, 2009 and 2008 are filed with this Current Report as Exhibit 99.1.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b), filed herewith as Exhibit 99.2 are the pro forma consolidated financial statements of Sycamore Films, Sweet Spot and ImaRx for the requisite periods.

(d) Exhibits

			Incorporated by Reference
Exhibit		Filed		Exhibit
No	Exhibit Title	Herewith	Form	No.	File No.	Filing Date

3.7	Amended and Restated Bylaws of the registrant		S-1	3.6	333-142646	5/4/2007

4.1	Specimen certificate evidencing shares of common stock		S-1	4.1	333-142646	5/4/2007

10.1*	Form of Indemnification Agreement entered into between the registrant and each of its directors and officers		S-1	10.1	333-142646	5/4/2007

10.2*	2000 Stock Plan and related agreements		S-1	10.3	333-142646	5/4/2007

10.3*	2007 Performance Incentive Plan and related agreements		S-1	10.4	333-142646	5/4/2007

10.08	Agreement for the Purchase and Sale of Stock dated March 17, 2010.		8-K	10.1	333-142646	3/23/2010

10.09	Agreement and Plan of Merger dated March 17, 2010.		8-K	10.2	333-142646	3/23/2010

10.10	Form of $200,000.00 Promissory Note between registrant and each of JRT Productions, Inc. and Red Cat Productions, Inc.	X

10.11	Form of Pledge and Security Agreement between the registrant and each of JRT Productions, Inc. and Red Cat Productions, Inc.	X

10.12*	Employment Agreement between Registrant and Donald Scotti	X

10.13*	Employment Agreement between Registrant and Joseph Takats	X

10.14	Registration Rights Agreement between registrant and each of JRT Productions, Inc. and Red Cat Productions, Inc.	X

Incorporated by Reference
Exhibit		Filed		Exhibit
No	Exhibit Title	Herewith	Form	No.	File No.	Filing Date

10.15	Shareholders Agreement between registrant and certain stockholders of registrant	X

10.16	SubLease Agreement Dated January 1, 2010	X

99.1	Audited Financial Statements of Sweet Spot Productions, Inc. and Reviewed Financials Statements	X

99.2	Proforma Financial Statements for ImaRx Therapeutics, Inc., Sycamore Films, Inc., and Sweet Spot Productions	X

*	Denotes a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the ImaRx has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMARX THERAPEUTICS, INC.
Dated: May 20, 2010	By:	/s/ Edward Sylvan
Edward Sylvan
Chief Executive Officer

IMARX THERAPEUTICS, INC. EXHIBIT INDEX

			Incorporated by Reference
Exhibit		Filed		Exhibit
No	Exhibit Title	Herewith	Form	No.	File No.	Filing Date

3.7	Amended and Restated Bylaws of the registrant		S-1	3.6	333-142646	5/4/2007

4.1	Specimen certificate evidencing shares of common stock		S-1	4.1	333-142646	5/4/2007

10.1*	Form of Indemnification Agreement entered into between the registrant and each of its directors and officers		S-1	10.1	333-142646	5/4/2007

10.2*	2000 Stock Plan and related agreements		S-1	10.3	333-142646	5/4/2007

10.3*	2007 Performance Incentive Plan and related agreements		S-1	10.4	333-142646	5/4/2007

10.08	Agreement for the Purchase and Sale of Stock dated March 17, 2010.		8-K	10.1	333-142646	3/23/2010

10.09	Agreement and Plan of Merger dated March 17, 2010.		8-K	10.2	333-142646	3/23/2010

10.10	Form of $200,000.00 Promissory Note between registrant and each of JRT Productions, Inc. and Red Cat Productions, Inc.	X

10.11	Form of Pledge and Security Agreement between the registrant and each of JRT Productions, Inc. and Red Cat Productions, Inc.	X

10.12*	Employment Agreement between Registrant and Donald Scotti	X

10.13*	Employment Agreement between Registrant and Joseph Takats	X

10.14	Registration Rights Agreement between registrant and each of JRT Productions, Inc. and Red Cat Productions, Inc.	X

10.15	Shareholders Agreement between registrant and certain stockholders of registrant	X

10.16	Lease Agreement	X

99.1	Audited Financial Statements of Sweet Spot Productions, Inc. and Reviewed Financial Statements	X

99.2	Proforma Financial Statements for ImaRx Therapeutics, Inc., Sycamore Films, Inc., and Sweet Spot Productions	X

*	Denotes a management contract or compensatory plan or arrangement.

APPENDIX G

QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIOD ENDED MARCH 31, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 10-Q
________________

☑	Quarterly report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the Quarterly Period ended March 31, 2010

☐	Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the Transition Period from to

Commission File Number 001-33043
________________

ImaRx Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)
________________

Delaware	86-0974730
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

Lexington Avenue, Suite 120 , Hollywood, CA	90038
(Address of Principal Executive Offices)	(Zip Code)

(323) 790-1717
(Registrant’s Telephone Number, Including Area Code)
________________

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for at least the past 90 days.   YES ☑   NO ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).   YES ☐   NO ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated Filer ☐	Accelerated Filer ☐	Non-accelerated filer ☐	Smaller reporting company ☑
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).   YES ☐   NO ☑

The number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date is as follows:

Class	Outstanding at May 24, 2010
Common Stock $0.0001 par value	91,042,468

2

PART 1. FINANCIAL INFORMATION

Item 1. Financial Statements.

ImaRx Therapeutics, Inc.
Balance Sheets
(in thousands, except per share data)

	March 31, 2010	December 31, 2009
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$184	$133
Current assets of discontinued operations	—	100
Total current assets	184	233
Total assets	$184	$233
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$75	$114
Accrued expenses	59	26
Total current liabilities	134	140
Stockholders’ equity:
Common stock, $0.0001 par:
100,000,000 shares authorized, 11,665,733 shares issued and outstanding at March 31, 2010 (unaudited) and 11,665,733 shares issued and outstanding at December 31, 2009	1	1
Additional paid-in capital	91,982	91,982
Accumulated deficit	(91,933)	(91,890)
Total stockholders’ equity	50	93
Total liabilities and stockholders’ equity	$184	$233

See accompanying notes.

3

ImaRx Therapeutics, Inc.
 Statements of Operations
(in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2010	2009
Costs and expenses:
General and administrative	$58	$336
Costs and expenses	58	336
Operating loss	(58)	(336)
Interest and other income, net	15	14
Gain on settlement of accounts payable and accrued liabilities	-	79
Loss from continuing operations before income taxes	(43)	(243)
Income taxes	-	-
Net loss from continuing operations	(43)	(243)
Loss from discontinued operations, net of income taxes	-	(26)
Net loss	$(43)	$(269)

Net loss per share:
Continuing operations - basic and diluted	$(0.00)	$(0.02)
Discontinued operations - basic and diluted		$(0.00)

Shares used in computing net loss per share - basic and diluted	11,665,733	10,165,733

See accompanying notes.

4

ImaRx Therapeutics, Inc.
Statements of Cash Flows
(in thousands)

	Three Months Ended March 31,
	2010	2009
	(unaudited)
Operating activities
Net loss	$(43)	$(269)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	—	5
Stock-based compensation	—	43
Gain on settlement of accounts payable and other accrued liabilities	—	(79)
Changes in operating assets and liabilities:
Inventory subject to return	—	12
Prepaid expenses and other	100	61
Accounts payable	(38)	8
Accrued expenses and other liabilities	32	(88)
Deferred revenue	—	(26)
Net cash used in operating activities	51	(333)
Net decrease in cash and cash equivalents	51	(333)
Cash and cash equivalents at the beginning of the period	133	757
Cash and cash equivalents at the end of the period	$184	$424

See accompanying notes.

5

ImaRx Therapeutics, Inc.
Notes to Financial Statements
March 31, 2010
(Unaudited)

1.   The Company and Significant Accounting Policies

The Company

We were initially organized as an Arizona limited liability company in October 1999, subsequently converted to an Arizona corporation in January 2000 and then reincorporated as a Delaware corporation in June 2000. As of the end of the First Quarter 2010 we were a shell company engaged in the orderly settlement and payment of the remaining obligations of the Company while at the same time pursuing the closing of a strategic transaction with Sycamore Films, Inc.  The strategic transaction with Sycamore Films, Inc. (“Sycamore” or “Sycamore Films”) closed on May 14, 2010 and we are no longer a shell company.  A more complete description of the transaction with Sycamore Films is contained below in Note 5.

Basis of Presentation

The accompanying interim consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles, consistent in all material respects with those applied in our Annual Report on Form 10-K for the year ended December 31, 2009. The financial information is unaudited, but reflects all adjustments which are, in the opinion of management, necessary to reflect a fair statement of results for the interim periods presented. Interim results are not necessarily indicative of results for a full year. The information included in this Form 10-Q should be read in conjunction with the Annual Report on Form 10-K for the year ended December 31, 2009 and our Form 8-K filed with the U.S. Securities and Exchange Commission on May 21, 2010.

On September 4, 2009, pursuant to the terms of an Asset Purchase Agreement dated June 15, 2009, we sold to WA 32609, Inc. substantially all of our remaining assets, including but not limited to our clinical-stage SonoLysis product candidate for $500,000 . At the closing, WA32609 paid to us $400,000  of the total purchase price. The remaining $100,000 was deposited into an escrow account to satisfy certain potential claims by WA32609 that may arise post-closing. Following expiration of an approximately five (5) month holdback period and with no post-closing claims, the remaining proceeds were released from escrow and distributed to us during the three-months ended March 31, 2010.  The sale was subject to shareholder approval which was obtained at a special meeting of the shareholders held August 31, 2009. Such amounts related to these operations were reported as discontinued.

As of the end of the first quarter 2010, we were a shell company with no business activities prior to the closing of a strategic transaction as more particularly described in Note 5 below. We have had recurring losses since inception and negative cash flows from operations. These conditions, among others, have raised substantial doubt about our ability to continue as a going concern.  The financial statements include adjustments to reduce the value of certain assets to fair value, but do not include any other adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event we cannot acquire additional financing after the strategic transaction described in Note 5.

Derivative Financial Instruments

Derivative financial instruments, as defined in Statement of Financial Accounting Standards (“SFAS”) No. 133, Accounting for Derivative Financial Instruments and Hedging Activities (“FAS 133”), codified into ASC 815, consist of financial instruments or other contracts that contain a notional amount and one or more underlying features (e.g. interest rate, security price or other variable), require no initial net investment and permit net settlement. Derivative financial instruments may be free-standing or embedded in other financial instruments. Further, derivative financial instruments are initially, and subsequently, measured at fair value and recorded as liabilities or, in rare instances, assets.

The Company does not use derivative financial instruments to hedge exposures to cash-flow, market or foreign-currency risks. However, the Company recently issued convertible promissory notes to the former shareholders of Sweet Spot with features that initially appear to be either (i) not afforded equity classification, (ii) embody risks not clearly and closely related to host contracts, or (iii) may be net-cash settled by the counterparty. As required by FAS 133, in certain instances, these instruments are required to be carried as derivative liabilities, at fair value, in our financial statements.

The Company is currently determining the impact of the promissory note issuances totaling $400,000 in connection with the acquisition of Sycamore and will adopt the appropriate accounting policy upon final determination. If ultimately determined that an embedded conversion feature is present the Company will also determine the appropriate valuation technique (and combinations thereof) that are considered to be consistent with objectively measuring fair values. In selecting the appropriate technique, consideration will be given to, among other factors, the nature of the instrument, the market risks that it embodies and the expected

6

means of settlement. Estimating fair values of derivative financial instruments requires the development of significant and subjective estimates that may, and are likely to, change over the duration of the instrument with related changes in internal and external market factors. In addition, option-based techniques are highly volatile and sensitive to changes in the trading market price of our common stock, which has a high-historical volatility. Since derivative financial instruments are initially and subsequently carried at fair values, the Company’s operating results will reflect the volatility in these estimate and assumption changes.

Discontinued Operations

On June 15, 2009, we signed an Asset Purchase Agreement with WA 32069, Inc. to sell substantially all of the assets related to our therapy programs for the treatment of ischemic stroke as well as other vascular disorders associated with blood clots, including but not limited to our clinical-stage SonoLysis product candidate, which involves the administration of our proprietary MRX-801 microspheres. This includes all laboratory equipment and IT related equipment. We determined that the plan of sale criteria in FASB guidance for the impairment or disposal of long-lived assets had been met. The following represents the results of discontinued operations for the three months ended March 31, 2009 for our SonoLysis operations:

Revenues	$26
Net loss	$(26)

Recently Issued Accounting Pronouncements

In May 2009, the FASB issued SFAS No. 165, Subsequent Events, which has been codified into Accounting Standards Codification 855. The guidance includes new terminology for considering subsequent events and has required disclosure on the date through which an entity has evaluated subsequent events. The standard is effective for interim or annual periods ending after June 15, 2009. The adoption did not have a significant impact on ImaRx's results of operations, cash flows, or financial position.

In January 2010, the FASB amended authoritative guidance for improving disclosures about fair-value measurements. The updated guidance requires new disclosures about recurring or nonrecurring fair-value measurements including significant transfers into and out of Level 1 and Level 2 fair-value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair-value measurements. The guidance also clarified existing fair-value measurement disclosure guidance about the level of disaggregation, inputs, and valuation techniques. The guidance became effective for interim and annual reporting periods beginning on or after December 15, 2009, with an exception for the disclosures of purchases, sales, issuances and settlements on the roll-forward of activity in Level 3 fair-value measurements. Those disclosures will be effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The Company does not expect that the adoption of this guidance will have a material impact on the financial statements.

2.   Stockholders’ Equity

Reverse Stock Split

At the special meeting of stockholders held on August 31, 2009, our stockholders approved an amendment to our fifth amended and restated certificate of incorporation effecting a reverse stock split of the issued and outstanding shares of our common stock. It was anticipated that when and if effectuated, the reverse stock split ratio would be one share for every ten shares of our common stock outstanding.  Following the completion of the Sycamore Films transaction the company now anticipates a reverse stock split of one share for every two shares of our common stock outstanding.

Stock Options

We have issued options to acquire shares of our common stock under two equity incentive plans; the 2000 Stock Plan (“2000 Plan”) and the 2007 Performance Incentive Plan (“2007 Plan”). The 2000 Plan was terminated immediately following the closing of the initial public offering on July 31, 2007. The 2007 Plan was terminated on May 14, 2010, at the closing of the Sycamore Films Transaction described below.  No additional grants will be issued from the 2000 Plan and the 2007 Plan; however, there are grants of 340,685 currently outstanding under each of the plans. As of March 31, 2010, there is no compensation cost related to non-vested options not yet recognized as we no longer have any employees and all other options are fully vested.
Stock option expense for the quarters ending March 31, 2010 and 2009 were zero and $43,000, respectively

3. Net Loss per Share

Basic and diluted net loss attributable to common stockholders per share is calculated by dividing the net loss applicable to common stockholders by the weighted-average number of common shares outstanding during the period. Diluted net loss per common

7

share is the same as basic net loss per common share for all periods presented. The effects of potentially dilutive securities are antidilutive in the loss periods. At March 31, 2010, there were no options and warrants outstanding that would have had a dilutive effect should the Company have had net income during the periods reported.

4.   Commitments and Contingencies

We do not currently have a returns reserve recorded in our financial statements for any potential product returns for expired product. There is a large amount of inventory that was sold to the wholesale distributors with expiry dates of November 2008, December 2008, and September 2009. When the product was sold to Microbix Biosystems Inc. on September 23, 2008, they assumed all liabilities up to $500,000. We believe that we have settled all liabilities; however, we cannot be certain whether or not future liabilities will arise.

We responded to an Internal Revenue Service (IRS) inquiry regarding our calendar year 2005 payroll tax reporting. The IRS did not allow our initial response and did not initially abate the penalty that was assessed of $70,000.  In the second quarter ended June 30, 2009, we appealed this position with the IRS. At this time, we are awaiting a response to our appeal, and estimate that it is probable that the IRS will accept the appeal and abate the penalty.  No amounts have been accrued in the accompanying financial statements as we believe potential liability, if any, is not probable.

5.   Subsequent Events

On March 17, 2010, ImaRx Therapeutics, Inc. (“ImaRx”) entered into an Agreement for the Purchase and Sale of Stock with Sycamore Films, Inc. and its shareholders (the “Stock Purchase Agreement”) and an Agreement and Plan of Merger with Sycamore Films, Sweet Spot, and Sweet Spot’s shareholders and principals (the “Merger Agreement”). The transaction closed on May 14, 2010. Pursuant to the Merger Agreement, Sweet Spot merged with and into Sycamore Films and the shareholders of Sweet Spot became shareholders of Sycamore Films. Sycamore Films will continue the operation of the Sweet Spot business. Immediately following the closing of the Merger Agreement, the purchase and sale of stock between ImaRx and Sycamore Films and it shareholders as set forth in the Stock Purchase Agreement was closed. Under the terms of the Stock Purchase Agreement, ImaRx issued approximately 79,376,735 shares of its common stock to the Sycamore shareholders including the former shareholders of Sweet Spot. As a result, Sycamore Films became a wholly-owned subsidiary of ImaRx and the former shareholders of Sycamore hold, in the aggregate, approximately eighty-six percent (86%) of ImaRx’s outstanding shares of commons stock on a fully diluted basis. Former Sweet Spot shareholders ownership interest, on a fully-diluted basis, in ImaRx is approximately five percent (5%). In connection with the closing of the Stock Purchase Agreement, all of the members of the current Board of Directors of ImaRx resigned and a new slate of Directors and officers were appointed for both ImaRx and Sycamore. The primary business of ImaRx will be a full-service distribution and marketing company specializing in acquisition, distribution, and the development of marketing campaigns for feature films.

Beginning on November 14, 2010, and continuing for a two year period immediately thereafter, the “Put Period”, the former shareholders of Sweet Spot, have the right to require that, during any 90-day period following the first day of the Put Period, the Company purchase from each of them up to 25% of their shares of the total 2,307,463 shares of ImaRx common stock received by each of them under the Stock Purchase Agreement. They may exercise this put right, in whole or in part, at any time or from time to time during the two year period. If during any 90-day period either or both of the former shareholders elect not to exercise the put right with respect to any of 25% of the shares which they are entitled to put, such shares may be put during the following 90-day period in addition to 25% of the shares that they are entitled to put during such 90-day period. The price at which ImaRx shall be required to purchase the shares put to the Company shall be equal to $0.16 per share, subject to adjustment in the event of a stock split. The Company has the right to suspend the ability of either the former shareholders to exercise their put rights during any period in which the Company is engaged in a capital raising transaction. In that event the term of the Put Period will be extended for an additional period equal to the period of the suspension. We expect the put rights will cause the common stock to be a liability for financial reporting purposes.

In addition to the issuance of shares of ImaRx common stock under the terms of the Stock Purchase Agreement to Shareholders of Sweet Spot, ImaRx also executed and delivered to each of the two shareholders a promissory note in the principal amount of $200,000. Each $200,000 promissory note is secured by a first priority perfected pledge of 50% of the shares of stock of Sycamore Films owned by ImaRx. As a result, all of the shares of Sycamore Films held by ImaRx are pledged to secure the obligations represented by both $200,000 promissory notes. Pursuant to the terms of the pledge and security agreement ImaRx may not, among other things, without the prior written consent of the former Sweet Spot shareholders, sell, gift, pledge, exchange or otherwise dispose of any of the Sycamore Films shares, cause or permit Sycamore Films to make any change in its capital structure or issue or create any stock or other equity interest, or take or fail to take any action which would in any manner impair the value of the Sycamore Films shares. In the event ImaRx defaults on the payment of either or both of the $200,000 promissory notes, and such

8

default is not cured within the applicable cure period, the former shareholders of Sweet Spot may exercise in respect of the Sycamore Films shares pledged as security for the notes, in addition to other rights and remedies they may have, all of the rights and remedies of a secured party on default under the Uniform Commercial Code and also may sell the Sycamore Films shares or any part thereof at public or private sale. In the event that the proceeds of any such sale is insufficient to pay all outstanding indebtedness remaining on the notes, ImaRx may be liable for the deficiency, together with interest. The pledge agreement will terminate upon the earliest of ImaRx’s receipt of notice expressly stating that neither of the former shareholders of Sweet Spot any longer claims any security interest in the Sycamore Films shares, or the transfer of the proceeds of the sale of the Sycamore Films shares subsequent to the liquidation sale of such shares and payment of any outstanding deficiency, or the payment in full of each of the promissory notes. In the event of such an event, ImaRx could lose all or a portion of its ownership interest in Sycamore Films.

The promissory notes incur interest at 7%, are due six months from the closing date of the acquisition, and are convertible into shares of the Company’s common stock upon issuance. The holders of the notes at any time and from time to time prior to the payment of all obligations under these promissory notes, including the principal, the interest and the default interest, if any, in its sole discretion, shall have the right to convert all or any portion of the promissory notes into fully paid and nonassessable shares of common stock of ImaRx every thirty (30) days following the closing date with respect to all or any portion of the obligations under these promissory notes, but not less than $20,000 at a time. The conversion rate is based on the average of three (3) trading prices for the prior three (3) trading days immediately preceding the conversion date. The trading price shall mean the intraday trading price on the OTCBB. We expect the conversion feature will be bifurcated and recorded as a liability in our financial statements, which will be market to market at each reporting period.

In addition, on May 14, 2010, ImaRx entered into employment contracts with the two former shareholders of Sweet Spot. Each of the agreements provides for an annual salary of $200,000 from inception of the agreement on May 14, 2010 through the term of the agreement ending May 14, 2013, unless the agreement is earlier terminated according to the terms of the agreement. The agreement also provides for annual compensation reviews, provisions for bonuses and other standard provisions.

The acquisition of Sweet Spot by Sycamore Films is expected to be recorded as a forward acquisition, whereby the assets acquired and liabilities assumed will be reported at fair value, since the shareholders of Sweet Spot own less than 10% of the voting common stock outstanding after the acquisition.  The acquisition by ImaRx of Sycamore Films is expected to be accounted for as a reverse acquisition and recapitalization whereby the assets and liabilities of Sycamore Films will be reported at historical costs, and the assets and liabilities of ImaRx will be reported at fair value.  Since Sycamore Films had no business prior to the acquisition of Sweet Spot, we do not expect a change in reporting entity will be realized. After the date of acquisition on May 14, 2010, we expect that the consolidated results of operations will include Sycamore Films and Sweet Spot from such date forward and report historical results of ImaRx prior to the acquisition date.

The following table summarizes the preliminary allocation of the purchase price paid by Sycamore Films to the estimated fair values of the net assets acquired, assuming the close of the acquisition was on January 31, 2010, which is the date of the most recently prepared financial statements of Sweet Spot:

Cash	$62,641
Accounts receivable, net	28,761
Property and equipment, net	24,149
Intangible assets and goodwill	1,397,063
Accounts payable	(58,185)
Accrued liabilities	(27,014)
Deferred revenue	(1,956)
Deferred tax liability	(5,085)
Tax contingency reserve	(220,374)
$1,200,000

The fixed assets are estimated to be depreciated from the date of acquisition with estimated useful lives ranging from three to five years. The estimated useful life of the intangible assets will be amortized over their respective estimated lives which will be determined upon completed of the purchase price allocation.  We expect any resulting goodwill will not subject to amortization and the amount assigned to goodwill is not expected to be deductible for income tax purposes.  We have not estimated the amount of deferred tax liability which will be required for the non-deductible fair value, resulting from the tax-free exchange, that we assign to intangible assets, excluding goodwill, until we complete our purchase price allocation.

9

The unaudited condensed pro forma financial information as of March 31, 2010, assuming the transaction occurred on March 31, 2010, and the for the most recent interim period, assuming the transaction occurred at the beginning of the respective period, is as follows:

At March 31, 2010
Assets
Current assets	$324,402
Property and equipment, net	24,149
Intangible assets and goodwill	1,397,063
Total Assets	$1,745,614
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$172,185
Accrued liabilities and other	54,970
Putable common stock to officer	800,000
Notes payable to officers	440,000
Total current liabilities	1,467,155
Tax contingency reserve and other	225,459
Total liabilities	1,692,614
Total stockholders’ equity	53,000
Total Liabilities and Stockholders' Equity	$1,745,614

	Three Months Ended March 31,
	2010	2009
Revenue	$128,986	$230,014
Net loss from continuing operations	(46,769)	(257,741)
Weighted average number of shares outstanding- Basic and diluted from continuing operations	$(0.00)	$(0.00)

10

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Cautionary Statement Regarding Forward-Looking Statements

The following discussion should be read in conjunction with the accompanying unaudited Consolidated Financial Statements and related notes appearing elsewhere in this report. This Quarterly Report on Form 10-Q contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward-looking statements. You should also consider carefully the statements set forth in Item 1A of Part II of this Quarterly Report entitled “Risk Factors” which address these and additional factors that could cause results or events to differ materially from those set forth in the forward-looking statements.

Our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and amendments to all such reports are available, free of charge, on our Internet website under “Investors-Financial Information,” as soon as reasonably practicable after we file electronically such reports with, or furnish such reports to, the SEC. Our Internet website address is http://www.imarx.com. Information on our website does not constitute a part of this Quarterly Report on Form 10-Q. As used in this quarterly report on Form 10-Q, unless the context otherwise requires, the terms “we,” “us,” “our,” “the Company,” and “ImaRx” refer to ImaRx Therapeutics, Inc., a Delaware corporation.

Overview

We were initially organized as an Arizona limited liability company in October 1999, subsequently converted to an Arizona corporation in January 2000 and then reincorporated as a Delaware corporation in June 2000. As of the end of the First Quarter 2010 we were a shell company engaged in the orderly settlement and payment of the remaining obligations of the Company while at the same time pursuing the closing of a strategic transaction with Sycamore Films, Inc..

  On May 14 , 2010 (the “Closing Date”), pursuant to an Agreement for the Purchase and Sale of Stock dated March 17, 2010 (the “Stock Purchase Agreement”) by and among ImaRx Therapeutics, Inc. (“we”, “us”, “ImaRx” or the “Company”), Sycamore Films, Inc. (“Sycamore Films”) and its stockholders (the “Sycamore Films Stockholders”), we issued 79,376,735 shares of our common stock to the Sycamore Films Stockholders in exchange for all of the outstanding shares of common stock of Sycamore Films, resulting in a change in control of the Company (the “Stock Purchase Transaction”). As a result, Sycamore Films became a wholly-owned subsidiary of ImaRx and the Sycamore Films Stockholders now hold in the aggregate approximately eighty-seven percent (87%) of our outstanding shares of commons stock.

Immediately prior to the closing of the Stock Purchase Transaction, pursuant to the terms of an Agreement and Plan of Merger dated March 17, 2010 (the “Merger Agreement”) by and among ImaRx, Sycamore Films, Sweet Spot, Inc. (“Sweet Spot”) and Sweet Spot’s stockholders and principals (the “Sweet Spot Stockholders”) Sweet Spot merged with and into Sycamore Films and the Sweet Spot Stockholders became shareholders of Sycamore Films (the “Merger Transaction”). The Merger Transaction was effective as of May 14, 2010, upon the filing of a certificate of merger with the Nevada Secretary of State, at which time Sweet Spot ceased to exist. The Stock Purchase Transaction and the Merger Transaction are collectively referred to herein as the “Transaction. “

Sycamore Films was formed for the primary purpose of effectuating the Merger Transaction and had no formal business operations prior to closing the Merger Transaction. Prior to the Merger Transaction Sweet Spot was a full-service marketing and advertising company specializing in the acquisition, distribution and development of marketing campaigns for feature films.

As a result of the Transaction, the Company became a holding company whose primary asset is its ownership of 100% of the outstanding shares of Sycamore Films. As a result of the Merger Transaction, Sycamore Films primary business is that of a full-service distribution and marketing company specializing in acquisition, distribution and the development of marketing campaigns for feature films.

11

In connection with the closing of the Stock Purchase Agreement we experienced a change in control of our ownership, management and Board of Directors. As of the Closing Date, all of the members of the Board of Directors of ImaRx resigned and a new slate of directors and officers were appointed for both ImaRx and Sycamore Films.

We expect to seek stockholder approval to amend our Certificate of Incorporation to change our name from “ImaRx Therapeutics, Inc.” to “Sycamore Entertainment, Inc.,” to increase the authorized number of shares of common stock, par value $.0001 from 100,000,000 to 200,000,000, to effectuate a reverse stock split of one for two of the issued and outstanding shares of our $.0001 par value common stock, and to change our state of incorporation from Delaware to Nevada.

General and Administrative Expenses
General and administrative expenses consist primarily of personnel-related expenses and other costs and fees associated with our general corporate activities, such as sales and marketing, administrative support, business development, intellectual property protection, public reporting and corporate compliance, as well as a portion of our overhead expenses. Although these expenses will be at reduced levels, we have incurred and will continue to incur expenses in the areas of legal compliance, accounting and corporate governance as a public company.

Critical Accounting Policies and Significant Judgments and Estimates

Our management’s discussion and analysis of our financial condition and results of operations are based on our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the U.S. The preparation of these consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosed amounts of contingent assets and liabilities and our reported revenue and expenses. Significant management judgment was previously required to make estimates in relation to inventory and intangible asset valuation, chargebacks and administrative fee accruals, clinical trial costs and costs associated with transitioning to a public reporting company. We evaluate our estimates, and judgments related to these estimates, on an ongoing basis. We base our estimates of the carrying values of assets and liabilities that are not readily apparent from other sources on historical experience and on various other factors that we believe are reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions. There has been no significant change in our critical accounting policies or estimates from those policies or estimates disclosed under the heading “Critical Accounting Policies and Significant Judgments and Estimates” in our 2009 Annual Report on Form 10-K, filed with the Securities and Exchange Commission on April 14, 2010.

12

Results of Operations

Three Months Ended March 31, 2009 Compared to 2010

General and Administrative Expenses. General and administrative expenses decreased from approximately $336,000 in the first quarter of 2009 to approximately $58,000 in the first quarter 2010. This decrease was principally a result of the resignation of our chief executive officer in September 2009, reduced salaries associated with our restructuring activities, and reduction of amortization expense due to intangible assets written off in the second quarter of 2009.

Interest and Other Income, net. Interest and other expense of approximately $14,000 in the first quarter of 2009 was related to a decrease in the Company’s overall cash balance for that period.  Interest and other income of $15,000 in the first quarter of 2010 was related to the receipt of a $15,000 payment from Sycamore Films, Inc. in connection with entering into an exclusive letter of intent with Sycamore Films.

Liquidity and Capital Resources

Sources of Liquidity

We have incurred losses since our organization on October 7, 1999. At March 31, 2010 we had an accumulated deficit of $91,933 million. We have historically financed our operations principally through the public offering and private placement of shares of our common and preferred stock and convertible notes, government grants, and product sales. At March 31, 2010 we had $0.18 million in cash and cash equivalents.

On September 4, 2009, pursuant to the terms of an Asset Purchase Agreement dated June 15, 2009, we sold to WA 32609, Inc. substantially all of our remaining assets, including but not limited to our clinical-stage SonoLysis product candidate for $500,000.  At the closing, WA32609 paid to us $0.4 million of the total purchase price. The remaining $0.1 million was deposited into an escrow account to satisfy certain potential claims by WA32609 that could arise post-closing. The five (5) month holdback period expired in January 2010 with no post-closing claims arising as a result the remaining proceeds have been released from escrow and distributed to us.

Cash Flows

Net Cash Used in Operating Activities. Net cash used in operating activities in the three months ended March 31, 2009 primarily reflects net loss offset in part by changes in working capital, stock-based compensation and gain on the settlement of liabilities. Net cash used in operating activities in the three months ended March 31, 2010 primarily reflects the net loss offset in part by changes in working capital including the receipt of the $100,000 held in escrow under the terms of the sale of the SonoLysis related assets to WA32609 in September 2009.

Operating Capital and Capital Expenditure Requirements

Historically, our primary source of liquidity has been the public offering and private placement of shares of our common and preferred stock and convertible notes, government grants and product sales of urokinase. More recently our primary source of liquidity has been the sale of our assets.  As a result of the sale of our urokinase assets to Microbix Biosystems in September 2008 and the sale of our SonoLysis related assets to WA32609 in September 2009 we sold substantially all of the Company’s assets and as of March 31, 2010 had no other sources of liquidity.

On May 14, 2010, we closed on the acquisition of Sycamore Films, Inc. a full-service distribution and marketing company specializing in acquisition, distribution, and the development of marketing campaigns for feature films.  The operations of the Company will now be carried out through Sycamore Films.  As a result the Company’s primary source of liquidity will be provided by the operations of Sycamore Films.  Sycamore Films, which is the successor to the business operations of Sweet Spot, presently has no material unused sources of liquid assets and Sycamore Films’ liquidity and capital resources are expected to derive primarily from completion of a line of credit transaction with a financier that is also an investor. It is anticipated that this line of credit will provide Sycamore Films with working capital of up to $8 million over the next twelve (12) months. The Company intends to engage an investment banker to assist with additional capital raising activities to occur in 2011. No assurance can be given that such funds will be raised or that the Company and Sycamore will have sufficient funds to expand its business activities as vigorously or as broadly as discussed above. The existing business activities of Sweet Spot, to be now conducted by Sycamore Films, will serve to provide a stable basis of operations for Sycamore Films as it expands its activities. Such expansion will be tied primarily to the rate and amount of funds the Company will raise in the next 12 to 24 months. The Company’s and Sycamore Films’ ability to continue as a going

13

concern is dependent upon obtaining additional capital and generating positive cash flows from operations. We have received an audit report from our independent registered accounting firm in our most recent form 10-K filed with the SEC, containing an explanatory paragraph stating that our historical recurring losses from operations raises substantial doubt about our ability to continue as a going concern.

We cannot be sure that our existing cash and cash equivalents will be adequate, or that additional financing will be available if needed, or that, if available, such financing will be obtained on terms favorable to us or our stockholders. Failure to manage our cash resources or obtain adequate cash resources may adversely affect our ability to carry out our business operations.   If we raise additional funds by issuing equity securities, or enter into a strategic transaction, substantial dilution to existing stockholders will likely result. If we raise additions funds by incurring debt obligations, the terms of the debt will likely involve significant cash payment obligations as well as covenants and specific financial ratios that may restrict our ability to operate our business.

Plan of Operation

Contemporaneously with the closing of the Sycamore Films Transaction, we ceased being a shell company and our plan of operation for the year ending December 31, 2010 is to continue implementing Sweet Spot’s business strategy as enhanced by Sycamore Films.  The following disclosure provides a description of the business historically conducted by Sweet Spot and the planned operations of the Company going forward.

Sweet Spot

Sweet Spot was formed in September 2006 as a California corporation as a full-service marketing agency specializing in conceiving, developing and producing consumer and trade campaigns promoting feature films. As such, Sweet Spot has participated in marketing and advertising campaigns over the past several years for motion pictures, video games, and other business promotion programs. Sweet Spot generally becomes involved in a marketing and advertising campaign for a motion picture or video game that is about to be released when the producer of the motion picture or video game engages Sweet Spot. Sweet Spot confers with the producer, its client, to determine its anticipated target audience. Through screenings, followed by question and answer periods, and its reliance on the experience of Sweet Spots executives, Mr. Scotti and Mr. Takats, the ideal target audience of the motion picture or video game becomes evident. Through a series of meetings and discussions with the producer, Sweet Spot arrives at what it believes the direction and style of a theatrical trailer, television campaign or Internet/online viral marketing program will be most effective to promote the motion picture or video game.

Once the direction and style of a campaign have been established, Sweet Spot works with writers with established experience in movie and video game marketing and begin to formulate the trailer, television advertisements and other promotional materials needed to attract the attention of the target audience to the product. Utilizing the latest technology, including animatics (a representation or dramatization utilizing actual footage, stock footage, photography stills, or animation materials available to Sweet Spot to demonstrate our conceptual point), power point presentations or doing sets of storyboards, Sweet Spot will provide materials to the producer reflecting several approaches to reaching the target audience. These materials, along with budget, concepts and draft scripts are supplied to the producer or the account executive in charge of the project. Once a conceptual direction is taken, and the corresponding budget for that concept is approved, Sweet Spot begins the production work on the marketing and advertising campaign.

The production work of Sweet Spot begins when it receives material from the producer. That material may include a completed project or materials from a project yet to be completed. From those materials, Sweet Spot’s creative team designs the graphics style (for titles and onscreen effects), auditions voice-over narrators that may suit the style of the piece, and create the sound (audio) design bed for the trailer or other advertising spot (a mix of narration, sound effects, dialogue and music). A rough first edit is presented to the producer or advertising agency. After a series of meetings, conferences and exchanges of notes, the trailer or other advertising materials are revised and put into final form and approved by the client.

After the final form of a trailer or other advertising piece is approved, Sweet Spot engages service providers to complete the actual production of the trailer or other pieces. It is the task of Sweet Spot to work with the Motion Picture Association of America to ensure that its approval of the trailer has been secured. In addition, all television advertisements must pass ‘standards and practices’ of the FCC as well as each individual television and cable network that will be broadcasting the advertisement. Sweet Spot works with these networks to secure approval for the content of the advertisements. With respect to video game marketing content, Sweet Spot abides by and adheres to the approval of content standards set forth for all video game audio visual advertising by the Entertainment Software Rating Board. Finally, Sweet Spot ensures that the appropriate codes are placed on all masters for broadcast to identify the exact television advertisement (the name of the advertisement and whether it is a 15, 30 or 60 second advertisement). The master of all work done by Sweet Spot is provided to the producer and the media buyers engaged by the producer.

14

Sweet Spot has completed marketing and advertising campaigns for the following motion pictures:

“Beyond a Reasonable Doubt” for Anchor Bay Entertainment
“Yohan: The Child Wanderer” for Penelope Films
“Echelon Conspiracy” for Autonomous Films
“Armored” for SONY International
“Horrorfest I, II, III and IV” for After Dark Films
“An American Haunting” for After Dark Films
“Frontiers” for After Dark Films
“Captivity” for After Dark Films
“Weapons” for After Dark Films / “Weapons” DVD for Lionsgate
“Fierce People” for After Dark Films & Lionsgate
“Wristcutters: A Love Story” for After Dark Films
“Surviving Crooked Lake” for NeoClassics Films
“Moscow Belgium” for NeoClassics Films
“Black Balloon” for NeoClassics Films
“The Abandoned”, “Skinwalkers”, “The Tripper” all for After Dark Films
“Crazy 8’s” and “Mulberry Street” for After Dark Films
“No Love in the City, 2” for Marius Balchunas,

and for the following video games:

“Iron Man” for SEGA
“Mario & Sonic at the Olympic Games” for SEGA
“The Golden Compass” for SEGA
“Viking: Battle for Asgaard” for SEGA
“Sonic Unleashed” for SEGA
“Nights: Journey into Dreams” for SEGA
“SEGA Superstars Tennis” for SEGA
“Sonic Riders: Zero Gravity” for SEGA
“Sonic Chronicles: The Dark Brotherhood” for SEGA
“Dinosaur King” for SEGA
“Bleach: Shattered Blade” for SEGA
“Highlander” for Eidos

The production work done by Sweet Spot in connection with the marketing and advertising of businesses or other productions is essentially the same as described above. Sweet Spot has provided such services for business purposes or to create limited promotional materials short of a full advertising campaign for the following:

‘80 Best Picture Winner’ Montage: for the Academy of Motion Picture Arts & Sciences
(2008 Oscars telecast)
After Dark Films corporate logo
Pi Pictures corporate logo
Autonomous Films corporate logo
“Husk” for After Dark Films
“You & I: Finding Tatu” for RAMCO Productions
“Universal Soldier: New Beginnings” for Signature Films
“After Dark Originals” for After Dark Films
“Searching for MeShell” for Sonic Pool / Patrick Newall Films
“Welcome to Hollywood, Pt 2” for Zachary Matz
“The Hustle” for Deon taylor Enterprises
“Nite Tales” for Deon Taylor Enterprises
“Chain Letter” for Deon Taylor Enterprises
“7eventy 5ive” for Deon Taylor Enterprises

Since its founding, Sweet Spot’s efforts have been recognized with many Key Art and Golden Trailer Award nominations. Sweet Spot was also awarded the Golden Trailer Award first place for Horrorfest II trailer.

15

Sycamore Films

Sycamore Films was organized as a Nevada corporation in July 2008. Sycamore Films will continue to conduct the historical operations of Sweet Spot as described above including the utilization of the marketing and advertising skills and experience of Sweet Spot. Additionally, Sycamore Films intends to expand its overall corporate capabilities to include: film acquisitions, publicity, print advertising, billboard advertising, as well as film distribution in addition to these marketing strategy capabilities. The niche that has made itself evident at this time to Sycamore Films, is the lack of distribution outlets for independent, art films and well-produced foreign films all worthy of being marketed and distributed so that these films become available to a large segment of the movie going audience. As major studios have increasingly focused their efforts and attention toward large ‘tent pole’ blockbuster films, many filmmakers are finding it increasingly difficult to get past the festival stage of their exhibition process. Sycamore Films intends to fill this niche by making the best possible deals to market these films, make smart distribution choices to get these films onto screens. The audience for such films is believed to be receptive, provided such films are available for viewing. The increasing number of cable networks and stations also is a source of outlet for such productions. Sycamore Films intends to provide product that is both entertaining and informative. The collective experience of Sycamore Films’ executives in marketing and distribution in the industry for the past 25 years is an asset that will be utilized in every aspect of the marketing and distribution of all films with which Sycamore Films decides to become involved. Some competitors that still remain today vary in their acquisition selections and deal structures. Sycamore Films will utilize the marketing and distribution skills, strategies and techniques of the principal executive officers of Sycamore Films with the expectation that Sycamore Films will be able to acquire a sufficient share of such films such that its early success will lead to follow on business as its reputation expands in the motion picture and video game industries.

Sycamore Films also intends to expand its potential base of clients by helping develop, nurture and groom young, up-and-coming talented film makers and producers passionate about the industry, by assisting them in the realization of their projects and the development of their motion pictures at all stages of the creative process. Many skilled and talented young filmmakers are making films today (from film schools to festivals, etc.). It is Sycamore Films’ intention to recognize the talented and most promising among them. Sycamore Films will provide encouragement and support, with the expectation that the development of these relationships will ultimately result in these filmmakers approaching Sycamore Films for their marketing and distribution needs when their projects reach that stage of development. Sycamore Films anticipates that it will foster these relationships by engaging in one or more of the following activities: reading scripts, critiquing pitches for film ideas, having scripts and film pitches submitted, showcasing new filmmakers in competitions conducted online resulting in the top contenders having the opportunity to assist in the direction of their film projects, and by reviewing short films directed or produced by up —and-coming young film makers. Relationships that the executives of Sycamore Films have with talent agencies and online networking services will be of valuable assistance in seeking introductions to such talent.

With respect to Sycamore Films’ intended film acquisition and distribution plans, films will be acquired through all means available, including festivals, Internet/online sources, foreign representation, negative pick-up deals, filmmaker deals, with the potential of participation of profits depending upon each individual scenario. A negative pick-up transaction involves the commitment by Sycamore Films to purchase the film from the producer at a later date when the film is completed including the acquisition of all rights to a completed film for cash, for a gross income percentage, or for putting up print and advertising (“P&A”) funds. Distribution rights may be acquired in exchange for P&A funding. Sycamore Films may also seek to engage in a multi-project deal on a first look basis with a producer or a motion picture or video game production company for all of their product, over an agreed-to duration. Such a “slate” type transaction may be established based upon a pre-determined gross receipts percentage split in exchange for Sycamore Films supplying P&A funds. If Sycamore Films agrees to provide P&A funds, it would put up a sum of money to cover prints (i.e., copies of the movie per number of movie theatre screens the film is to be exhibited on), and advertising costs needed for all marketing and distribution of a movie. A first look transaction is generally one where in consideration of funding from Sycamore Films, usually in the form of a secured loan, Sycamore Films will have the first right to determine if it desires to acquire the completed project or the right to distribute the film.

Sycamore Films intends to expand upon the relationships already established via Sweet Spot with talent agencies, international film commissions, production companies, financial institutions which provide production and P&A funds, foreign distributors and independent producers in order to source films with commercial potential. In order to execute on its business strategies the Company and Sycamore Films will need to raise additional capital to fund operations. No assurance can be given that such funds will be raised or that the Company and Sycamore Films will have sufficient funds to expand its business activities as vigorously or as broadly as discussed above. The existing business activities of Sweet Spot, to be now conducted by Sycamore Films, will serve to provide a stable basis of operations for Sycamore Films as it expands its activities. Such expansion will be tied primarily to the rate and amount of funds the Company will raise in the next 12 to 24 months.

Item 4T. Controls and Procedures.

At the time of this filing we  have two full-time employees.  All accounting and financial reporting functions are being performed by outside consultants.    As of March 31, 2010 we had no employees.  As a result, our principal executive officer and

16

principal financial officer concluded that based on an evaluation of the effectiveness of our disclosure controls and procedures, as such term is defined under Rule 13a-15(e) promulgated under the Securities Exchange Act of 1934, as amended, our disclosure controls and procedures were ineffective as of the end of the period covered by this report.

No change in our internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) occurred during the three-month period ended March 31, 2010, that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

PART II. OTHER INFORMATION

Item 1. Legal Proceedings.

As of the date of this Quarterly Report on Form 10-Q, we were not involved in any material legal proceedings.

Item 1A. Risk Factors.

The following information sets forth material changes from the risk factors we previously disclosed in our 2009 Annual Report on Form 10-K. The risks indentified relate to those risks faced by the Company in the operation of its business subsequent to closing the Sycamore Films Transaction.   These risks, among others, could cause our actual operating results to differ materially from those indicated or suggested by forward-looking statements made in this Quarterly Report on Form 10-Q or presented elsewhere by management from time to time. If any of the following risks actually occur, our business, operating results, prospects or financial condition could be harmed. Additional risks including those previously disclosed in our filings with the SEC as well as those not presently known to us or those that we currently deem immaterial, may also affect our business operations.

Risks Related to the Operation of our Business and Industry

Unless we are able to generate sufficient revenue, we will continue to incur losses from operations and may never achieve or maintain profitability.

We have a history of net losses and negative cash flow from operations since inception. As of December 31, 2009, we had an accumulated deficit of $91.9 million. We have incurred losses in each year since our inception. Our net losses applicable to common stockholders for the fiscal years ended December 31, 2009 and 2008 were $0.6 million and $10.1 million, respectively. Although we currently do not have sufficient cash resources to further product development activities, we will no longer engage in the business activities in which we engaged prior to the Stock Purchase Transaction. At this time we are not certain of our ability to generate income in excess of our anticipated expenses as we seek to expand the business lines in which we intend to engage following the Stock Purchase Transaction.

Our independent registered public accounting firm has expressed substantial doubt about our ability to continue as a going concern.

We have received an audit report from our independent registered accounting firm containing an explanatory paragraph stating that our historical recurring losses from operations which has resulted in an accumulated deficit of $91.9  million at March 31, 2010 raises substantial doubt about our ability to continue as a going concern. However, we will no longer engage in the business activities in which we engaged prior to the Stock Purchase Transaction. At this time we are not certain of our ability to generate income in excess of our anticipated expenses as we seek to expand the business lines in which we intend to engage following the Stock Purchase Transaction.

Our wholly-owned subsidiary Sycamore Films has limited operating history and there is no assurance that it will be successful in implementing their business strategy.

There can be no assurance that Sycamore Films will be successful in executing its business strategy and that the value of the Company’s shares of common stock will increase. Sycamore Films will need to raise additional working capital to fund its operations which will likely result in substantial dilution to the existing ImaRx stockholders.

We will continue to incur the expenses of complying with public company reporting requirements, which may be economically burdensome.

While we are pursuing the successful transition of our business following the closing of the Stock Purchase Transaction with Sycamore Films we have an obligation to continue to comply with the applicable reporting requirements of the Securities Exchange

17

Act of 1934, as amended, or the Exchange Act, even though compliance with such reporting requirements may be economically burdensome and of minimal value to our stockholders. We will be obligated to continue complying with the applicable reporting requirements of the Exchange Act and, as a result, will be required to continue to incur the expenses associated with these reporting requirements, which will reduce the cash available for future activities.

We may default on the terms of the promissory notes with Red Cat Productions and JRT Productions which could result in ImaRx losing ownership of its primary asset, Sycamore Films.

In addition to the issuance of shares of ImaRx common stock by ImaRx under the terms of the Stock Purchase Agreement to each of Red Cat Productions, Inc. and JRT Productions, Inc. in exchange for all the shares of Sycamore Films common stock held by each of them, as additional consideration ImaRx also executed and delivered to each of Red Cat and JRT a promissory note in the principal amount of $200,000. Each $200,000 promissory note is secured by a first priority perfected pledge of 50% of the shares of stock of Sycamore Films owned by ImaRx. As a result, all of the shares of Sycamore Films held by ImaRx are pledged to secure the obligations represented by both of the $200,000 promissory notes. In the event ImaRx defaults on the payment of either or both of the $200,000 promissory notes, and such default is not cured within the applicable cure period, Red Cat and/or JRT may exercise in respect of the Sycamore Films shares pledged as security for the notes, in addition to other rights and remedies they may have, all of the rights and remedies of a secured party on default under the Uniform Commercial Code and also may sell the Sycamore Films shares or any part thereof at public or private sale. In the event that the proceeds of any such sale is insufficient to pay all outstanding indebtedness remaining on the notes, ImaRx may be liable for the deficiency, together with interest. In the event of such a default ImaRx would be left with no assets or operating business.

Failure of our internal control over financial reporting could harm our business and financial results.

The new management of the Company has no experience operating or managing a SEC reporting company. They will need to hire staff and/or third party consultants with experience in public company financial reporting. The Company’s previous principal executive officer and principal financial officer concluded that based on an evaluation of the effectiveness of our disclosure controls and procedures, as such term is defined under Rule 13a-15(e) promulgated under the Securities Exchange Act of 1934, as amended, our disclosure controls and procedures were ineffective as of the end of the end of December 31, 2009.

If we are not able to maintain an effective system of internal control over financial reporting limits our ability to report financial results accurately and timely or to detect and prevent fraud will be limited. A significant financial reporting failure could cause an immediate loss of investor confidence in our management and a sharp decline in the market price of our common stock.

If the scope of Sycamore Films’ present business and customer base is not expanded, Sycamore Films’ business will be dependent upon a few major customers.

Initially the business of Sycamore Films will be that previously conducted by Sweet Spot. During 2008 and 2009, three customers accounted for over 75% of the total revenues of Sweet Spot in both years. The loss of any one of these customers could have a significant negative impact upon the revenues of Sycamore Films.

Risks Related to Our Finances and Capital Requirements

We expect our net operating losses to continue for an uncertain duration and we are unable to predict the extent of future losses.

As a result of the closing of the Stock Purchase Transaction, we expect our business activities will shift markedly from those conducted historically. While financing to support the expansion of our business activities as described under the caption “Business” is being secured, we are not able to predict when the activities we will conduct as therein described will result in positive cash flow and operating profits for the Company. We cannot provide any assurance that the Company will attain profitability.

We will need substantial additional funding and may be unable to raise capital when needed, which would force us to delay, reduce or eliminate the expansion of our business to be conducted through our subsidiary, Sycamore Films.

Although we expect to secure a line of credit of up to $8 million to finance our expanded business activities following closing of the Stock Purchase Transaction, we will require substantial additional financing through debt or equity investments in order to fully reach the potential scope of business activities we seek. The Company will be engaging investment bankers to assist in that regard, but no assurance can be given that a suitable arrange can be made or that financing in the range needed will be secured.

18

The costs of producing and marketing feature films have steadily increased and may further increase in the future, which may make it more difficult for a film to generate a profit or compete against other films.

The costs of marketing feature films have generally increased in recent years. These costs may continue to increase in the future, which may make it more difficult for our films to generate a profit or compete against other films. It may also result in clients of Sycamore Films being less willing to spend substantial amounts on our services to market their films. Historically, marketing costs have risen at a higher rate than increases in either the number of domestic admissions to movie theaters or admission ticket prices. A continuation of this trend would leave us more dependent on other media, such as home video, television, international markets and new media for revenue.

Our success depends on external factors in the motion picture and television industry.

Our success in expanding the business of Sycamore Films depends in part upon the commercial success of motion pictures, which is unpredictable. Operating in the motion picture industry involves a substantial degree of risk. Each motion picture is an individual artistic work, and inherently unpredictable audience reactions primarily determine commercial success. Generally, the popularity of motion pictures with which we may be involved depends on many factors, including the critical acclaim they receive, the format of their initial release, for example, theatrical or direct-to-video, the actors and other key talent, their genre and their specific subject matter. The commercial success of the motion pictures with which we are involved also depends upon the quality and acceptance of motion pictures that others release into the marketplace at or near the same time, critical reviews, the availability of alternative forms of entertainment and leisure activities, general economic conditions and other tangible and intangible factors, many of which we do not control and all of which may change. We cannot predict the future effects of these factors with certainty, any of which factors could have a material adverse effect on our business.

In addition, because a motion picture’s performance in ancillary markets, such as home video and pay and free television, is often directly related to its box office performance, poor box office results may negatively affect future revenue streams. Our success will depend on the experience and judgment of our management to select and develop new investment and production opportunities. We cannot provide any assurance that the motion pictures with which we are involved will obtain favorable reviews or ratings, or that they will perform well at the box office, or in ancillary markets.

We face substantial competition in all aspects of our business.

We are smaller and less diversified than many of our competitors. As an independent distributor, we will constantly compete with major U.S. and international studios. Most of the major U.S. studios are part of large diversified corporate groups with a variety of other operations, including television networks and cable channels that can provide both the means of distributing their products and stable sources of earnings that may allow them better to offset fluctuations in the financial performance of their motion picture operations. In addition, the major studios have more resources with which to compete for ideas, storylines and scripts created by first parties as well as for actors, directors and other personnel required for production. The resources of the major studios may also give them an advantage in acquiring other businesses or assets, including film libraries, that we might also be interested in acquiring.

The motion picture industry is highly competitive and at times may create an oversupply of motion pictures in the market. The number of motion pictures released by our competitors, particularly the major studios, may create an oversupply of product in the market, reduce our share of box office receipts and make it more difficult for the films with which we are involved to succeed commercially. Oversupply may become most pronounced during peak release times, such as school holidays and national holidays, when theater attendance is expected to be highest. This oversupply may make it more difficult for us to market films for our clients as well as more difficult for us to market films as to which we are acting as distributor. Such difficulty could limit or reduce anticipated revenues across the lines of business in which we intend to engage.

We must successfully respond to rapid technological changes and alternative forms of delivery or storage to remain competitive.

The entertainment industry in general and the motion picture industry in particular continue to undergo significant technological developments. Advances in technologies or alternative methods of product delivery or storage or certain changes in consumer behavior driven by these or other technologies and methods of delivery and storage could have a negative effect on our business. Examples of such advances in technologies include video-on-demand, new video formats, including release of titles in high-definition Blu-Ray format, and downloading and streaming from the Internet. An increase in video-on-demand could decrease home video rentals. In addition, technologies that enable users to fast-forward or skip advertisements, such as digital video recorders, may cause changes in consumer behavior that could affect the attractiveness of our products to advertisers, and could therefore adversely affect our revenues. Similarly, further increases in the use of portable digital devices that allow users to view content of their own choosing while avoiding traditional commercial advertisements could adversely affect our revenues. Other larger entertainment distribution companies will have larger budgets to exploit these growing trends. We cannot predict how we will financially participate in the exploitation of motion pictures with which we are involved through these emerging technologies. If we cannot successfully exploit these and other emerging technologies, it could have a material adverse effect on our business, results of operations and financial condition.

19

We face risks from doing business internationally as we seek to expand the scope of our business activities.

As we expand our business activities, particularly with respect to film acquisitions and distribution, we expect to engage in more business outside the United States. As a result, our business will become increasingly subject to certain risks inherent in international business, many of which are beyond our control. These risks include:

●	laws and policies affecting trade, investment and taxes, including laws and policies relating to the repatriation of funds and withholding taxes, and changes in these laws;

●	changes in local regulatory requirements, including restrictions on content;

●	differing cultural tastes and attitudes;

●	differing degrees of protection for intellectual property;

●	financial instability and increased market concentration of buyers in foreign television markets, including in European pay television markets;

●	the instability of foreign economies and governments;

●	fluctuating foreign exchange rates;

●	the spread of communicable diseases in such jurisdictions, which may impact business in such jurisdictions; and

●	war and acts of terrorism.

Events or developments related to these and other risks associated with international trade could adversely affect our revenues from non-U.S. sources, which could have a material adverse effect on our business, financial condition and results of operations.

Protecting and defending against intellectual property claims may have a material adverse effect on our business.

Our ability to compete will depend, in part, upon successful protection of our intellectual property. We do not have the financial resources to protect our rights to the same extent as major studios. We will attempt to protect proprietary and intellectual property rights to our productions across all areas of our business through available copyright and trademark laws and licensing and distribution arrangements with reputable international companies in specific territories and media for limited durations. Despite these precautions, existing copyright and trademark laws afford only limited practical protection in certain countries. We also intend to distribute our products in other countries in which there is no copyright or trademark protection. As a result, it may be possible for unauthorized third parties to copy and distribute our productions or certain portions or applications of our intended productions, which could have a material adverse effect on our business, results of operations and financial condition. Litigation may also be necessary in the future to enforce our intellectual property rights, to protect our trade secrets, or to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement or invalidity. Any such litigation could result in substantial costs and the diversion of resources and could have a material adverse effect on our business, results of operations and financial condition. We cannot provide any assurance that infringement or invalidity claims will not materially adversely affect our business, results of operations and financial condition. Regardless of the validity or the success of the assertion of these claims, we could incur significant costs and diversion of resources in enforcing our intellectual property rights or in defending against such claims, which could have a material adverse effect on our business, results of operations and financial condition.

Others may assert intellectual property infringement claims against us.

One of the risks of the film production business is the possibility that others may claim that our productions and production techniques misappropriate or infringe the intellectual property rights of third parties with respect to their previously developed films, stories, characters, other entertainment or intellectual property. To the extent we acquire completed films, we will seek to be indemnified by the seller if any such claims are made after we acquire the film. However, the seller may be unable to effectively provide meaningful indemnification to us. If any future claims of infringement or misappropriation of other parties’ proprietary rights are made and not fully covered by meaningful indemnification agreements, the assertion of such claims may materially adversely affect our business, financial condition or results of operations. Irrespective of the validity or the successful assertion of such claims, we could incur significant costs and diversion of resources in defending against them, which could have a material adverse effect on our business, financial condition or results of operations. If any claims or actions are asserted against

20

us, we may seek to settle such claim by obtaining a license from the plaintiff covering the disputed intellectual property rights. We cannot provide any assurances, however, that under such circumstances a license, or any other form of settlement, would be available on reasonable terms or at all.

Our business involves risks of liability claims for media content, which could adversely affect our business, results of operations and financial condition.

As a creator and distributor of media content, we may face potential liability for:

●	defamation;

●	invasion of privacy;

●	negligence;

●	copyright or trademark infringement (as discussed above); and

●	other claims based on the nature and content of the materials distributed.

These types of claims have been brought, sometimes successfully, against producers and distributors of media content. Any imposition of liability that is not covered by insurance or is in excess of insurance coverage could have a material adverse effect on our business, results of operations and financial condition.

Piracy of motion pictures, including digital and Internet piracy, may reduce the gross receipts from the exploitation of our films.

Motion picture piracy is extensive in many parts of the world, including South America, Asia, and former Eastern bloc countries, and is made easier by technological advances and the conversion of motion pictures into digital formats. This trend facilitates the creation, transmission and sharing of high quality unauthorized copies of motion pictures in theatrical release on DVDs, Blu-Ray discs, from pay-per-view through set top boxes and other devices and through unlicensed broadcasts on free television and the internet. The proliferation of unauthorized copies of these products is expected to have an adverse effect on our business to the extent we are successful in expanding our business into film distribution, whether for clients or for our own account. Additionally, in order to contain this problem, we may have to implement elaborate and costly security and anti-piracy measures, which could result in significant expenses and losses of revenue. We cannot provide any assurance that even the highest levels of security and anti-piracy measures will prevent piracy. In particular, unauthorized copying and piracy are prevalent in countries outside of the U.S., Canada and Western Europe, whose legal systems may make it difficult for us to enforce our intellectual property rights. While the U.S. government has publicly considered implementing trade sanctions against specific countries that, in its opinion, do not make appropriate efforts to prevent copyright infringements of U.S. produced motion pictures, there can be no assurance that any such sanctions will be enacted or, if enacted, will be effective. In addition, if enacted, such sanctions could impact the amount of revenue that we realize from the international exploitation of motion pictures. If no embargoes or sanctions are enacted, or if other measures are not taken, we may lose revenue as a result of motion picture piracy.

Our success depends on certain key employees.

Our success depends to a significant extent on the performance of a number of senior management personnel, including in particular Mr. Scotti and Mr. Takats. As our business expands it will also depend upon other key employees, including production and creative personnel. We do not currently have significant “key person” life insurance policies for any of our employees. We have entered into employment agreements with Mr. Scotti and Mr. Takats. However, although it is standard in the motion picture industry to rely on employment agreements as a method of retaining the services of key employees, these agreements cannot assure us of the continued services of such employees. In addition, competition for the limited number of business, production and creative personnel necessary to create and distribute our entertainment content as we expand our business is intense and may grow in the future. Our inability to retain or successfully replace where necessary members of our senior management and other key employees could have a material adverse effect on our business, results of operations and financial condition.

To be successful, we need to attract and retain qualified personnel.

Our success in our effort to expand our business will depend to a significant extent on our ability to identify, attract, hire, train and retain qualified professional, creative, technical and managerial personnel. Competition for the caliber of talent required to market and distribute our motion pictures continues to increase. We cannot provide assurance that we will be successful in identifying, attracting, hiring, training and retaining such personnel in the future. If we are unable to hire, assimilate and retain qualified personnel in the future, such inability would have a material adverse effect on our business, results of operations and financial condition.

21

Risks Related to Our Common Stock

Our Common Stock may be considered a “penny stock” and may be difficult to sell.

The SEC has adopted regulations which generally define “penny stock” to be an equity security that has a market or exercise price of less than $5.00 per share, subject to specific exemptions. The market price of our Common Stock is below $5.00 per share and therefore is a “penny stock” according to SEC rules. This designation requires any broker or dealer selling these securities to disclose certain information concerning the transaction, obtain a written agreement from the purchaser and determine that the purchaser is reasonably suitable to purchase the securities. These rules may restrict the ability of brokers or dealers to sell our Common Stock and may affect the ability of our stockholders to sell their shares. In addition, since our Common Stock is trading on the OTC Bulletin Board, our stockholders may find it difficult to obtain accurate quotations of our Common Stock and may experience a lack of buyers to purchase such stock or a lack of market makers to support the stock price.

We cannot assure you that following the strategic transaction with Sycamore Films, our common stock will be listed on NASDAQ or any other securities exchange.

Following the strategic transaction with Sycamore Films we may seek to qualify our common stock for listing on NASDAQ or the American Stock Exchange. However, we cannot assure you that following such a transaction, we will be able to meet the initial listing standards of either of those or any other stock exchange, or that we will be able to maintain a listing of our common stock on either of those or any other stock exchange. After completing a business combination, until our common stock is listed on the NASDAQ or another stock exchange, we expect that our common stock will continue to trade on the OTC Bulletin Board, another over-the-counter quotation system, or on the “pink sheets,” where our stockholders may find it more difficult to dispose of shares or obtain accurate quotations as to the market value of our common stock. In addition, we would be subject to an SEC rule that, if it failed to meet the criteria set forth in such rule, imposes various practice requirements on broker-dealers who sell securities governed by the rule to persons other than established customers and accredited investors. Consequently, such rule may deter broker-dealers from recommending or selling our common stock, which may further affect its liquidity. This would also make it more difficult for us to raise additional capital following a business combination.

Our principal stockholders and management own a significant percentage of our stock and will be able to exercise significant influence over our affairs.

Our executive officers, current directors and holders of five percent or more of our common stock own a significant portion of our common stock. These stockholders significantly influence the composition of our Board of Directors, retain the voting power to approve some matters requiring stockholder approval and continue to have significant influence over our operations. The interests of these stockholders may be different than the interests of other stockholders on these matters. This concentration of ownership could also have the effect of delaying or preventing a change in our control or otherwise discouraging a potential acquirer from attempting to obtain control of us, which in turn could reduce the price of our common stock.

If our stock price is volatile, purchasers of our common stock could incur substantial losses.

Our stock price is likely to be volatile. The stock market in general and the market for small healthcare companies in particular have experienced extreme volatility that has often been unrelated to the operating performance of particular companies.

We are at risk of securities class action litigation due to our stock price volatility.

We are at risk of being subject to securities class action lawsuits because our stock price has declined substantially since our July 2007 initial public offering. Securities class action litigation has often been brought against other companies following a decline in the market price of its securities. While no securities class action claims have been brought against us, it is possible that lawsuits will be filed based on such stock price declines naming our company, directors, and officers. Securities litigation could result in substantial costs, divert management’s attention and resources, and seriously harm our business, financial condition and results of operations.

If there are substantial sales of common stock, our stock price could decline.

If our existing stockholders sell a large number of shares of common stock or the public market perceives that existing stockholders might sell shares of common stock, the market price of our common stock could decline significantly.

22

The financial reporting obligations of being a public company and other laws and regulations relating to corporate governance matters place significant demands on our management and cause increased costs.

The laws and regulations affecting public companies, including the provisions of the Sarbanes-Oxley Act of 2002 and new rules adopted or proposed by the Securities and Exchange Commission, will result in ongoing costs to us as we comply with new and existing rules and regulations and respond to requirements under such rules and regulations. We are required to comply with many of these rules and regulations, and will be required to comply with additional rules and regulations in the future. With limited capital and human resources, management’s time and attention will be diverted from our business in order to ensure compliance with these regulatory requirements. This diversion of management’s time and attention as well as ongoing legal and compliance costs may have a material adverse effect on our business, financial condition and results of operations.

Anti-takeover defenses that we have in place could prevent or frustrate attempts to change our direction or management.

Provisions of our amended and restated certificate of incorporation and bylaws and applicable provisions of Delaware law may make it more difficult or impossible for a third party to acquire control of us without the approval of our Board of Directors. These provisions:

●	limit who may call a special meeting of stockholders;

●	establish advance notice requirements for nominations for election to our Board of Directors or for proposing matters that can be acted on at stockholder meetings;

●	prohibit cumulative voting in the election of our directors, which would otherwise permit holders of less than a majority of our outstanding shares to elect directors;

●	prohibit stockholder action by written consent, thereby requiring all stockholder actions to be taken at a meeting of our stockholders; and

●	provide our Board of Directors the ability to designate the terms of and issue new series of preferred stock without stockholder approval.

In addition, Section 203 of the Delaware General Corporation Law generally prohibits us from engaging in any business combination with certain persons who own 15% or more of our outstanding voting stock or any of our associates or affiliates who at any time in the past three years have owned 15% or more of our outstanding voting stock. These provisions may have the effect of entrenching our management team and may deprive stockholders of the opportunity to sell their shares to potential acquirers at a premium over prevailing prices. This potential inability to obtain a control premium could reduce the price of our common stock.

We do not intend to pay cash dividends on our common stock in the foreseeable future.

We have never declared or paid any cash dividends on our common stock or other securities, and we do not anticipate paying any cash dividends in the foreseeable future. Accordingly, our stockholders will not realize a return on their investment unless the trading price of our common stock appreciates. Our common stock price has depreciated significantly since our initial public offering and may continue to depreciate in value. The price of our common stock may never appreciate and our stockholders may never realize gain on their purchase of shares of our common stock.

Substantial future issuances of the Common Stock could depress our stock price.

The market price for the Common Stock could decline, perhaps significantly, as a result of issuances of a large number of shares of our Common Stock in the public market or even the perception that such issuances could occur. Under an existing registration rights agreement, certain holders of shares of Common Stock and other securities will have demand and piggy-back registration rights. Sales of a substantial number of these shares of our Common Stock, or the perception that holders of a large number of shares intend to sell their shares, could depress the market price of our Common Stock. The existence of such registration rights could also make it more difficult for us to raise funds through future offerings of our equity securities.

Our stockholders may experience additional dilution upon the exercise of warrants and options.

Pursuant to the promissory notes issued to Mr. Scotti and Mr. Takats, each has the option at any time over the six month period prior to the maturity of those notes to elect to convert the principal balance of their respective note into shares of our common stock at a conversion ratio based upon the current market price of our common stock immediately prior to the date of exercise of the conversion right. If either or both of Mr. Scotti and Mr. Takats were to exercise that conversion right, based upon the current market value of our stock of $0.008 per share, each would be entitled to receive 25,000,000 additional shares of our common stock, substantially diluting all other shareholders.

23

Insiders have substantial control over us and could delay or prevent a change in corporate control.

After the Merger, our directors, executive officers and principal stockholders, together with their affiliates, are expected to beneficially own, in the aggregate, a majority of our outstanding common stock. As a result, these stockholders, if acting together, may have the ability to determine the outcome of matters submitted to our stockholders for approval, including the election and removal of directors and any merger, consolidation or sale of all or substantially all of our assets. In addition, these persons, if acting together, will have the ability to control the management and affairs of our company. Accordingly, this concentration of ownership may harm the market price of our common stock by:

●	delaying, deferring or preventing a change in control of our Company;

●	impeding a merger, consolidation, takeover or other business combination involving our Company; or

●	discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of our Company.

Item 6. Exhibits.

Exhibits

Incorporated by Reference
Exhibit No.	Exhibit Title	Filed Herewith	Form	Exhibit No.	File No.	Filing Date

31.1	Rule 13a-14(a)/15d-14(a) Certification of Chief Executive Officer	X

31.2	Rule 13a-14(a)/15d-14(a) Certification of Principal Financial Officer	X

32	Section 1350 Certification of Periodic Financial Report by the Chief Executive Officer and Principal Financial and Accounting Office	X

24

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IMARX THERAPEUTICS, INC.

Date: May 24, 2010	By:	/s/ Edward Sylvan
Edward Sylvan,
Chief Executive Officer
(Principal Executive Officer)

	By:	/s/ Edward Sylvan
Edward Sylvan,
Chief Executive Officer
(Principal Financial Officer)

25

EXHIBIT INDEX

Exhibit Index

Incorporated by Reference
Exhibit No.	Exhibit Title	Filed Herewith	Form	Exhibit No.	File No.	Filing Date

31.1	Rule 13a-14(a)/15d-14(a) Certification of Chief Executive Officer	X

31.2	Rule 13a-14(a)/15d-14(a) Certification of Principal Financial Officer	X

32	Section 1350 Certification of Periodic Financial Report by the Chief Executive Officer and Principal Financial and Accounting Officer	X

26

DETACH HERE

PROXY

IMARX THERAPEUTICS, INC.
6860 Lexington Avenue
Los Angeles, California 90038

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Edward Sylvan, as proxy holder and attorney-in-fact of the undersigned with full power of substitution to vote all shares of stock that the undersigned is entitled to vote at the special meeting of stockholders of ImaRx Therapeutics, Inc., to be held at [*], on Friday, July 9, 2010 at [*] p.m., local time, and at any continuation or adjournment thereof, with all the powers that the undersigned would have if personally present at the meeting.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, dated June [21], 2010. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of ImaRx Therapeutics, Inc. gives notice of such revocation.

This proxy when properly executed will be voted in accordance with the specifications made by the undersigned stockholder. WHERE NO CONTRARY CHOICE IS INDICATED BY THE STOCKHOLDER, THIS PROXY, WHEN RETURNED, WILL BE VOTED “FOR” THE REINCORPORATION IN NEVADA, AND WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE
ImaRx Therapeutics, Inc.
6860 Lexington Avenue
Los Angeles, California 90038

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE FOLLOWING:

		FOR	AGAINST	ABSTAIN

1.	To approve the reincorporation of the Company in the State of Nevada.	☐	☐	☐

2.	With discretionary authority, upon such other matters as may properly come before the meeting.

	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT			☐

	MARK HERE IF YOU PLAN TO ATTEND THE MEETING			☐

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please date and sign exactly as your name or names appear herein. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.

Signature:	Date:	Signature:	Date:

I